      As filed with the Securities and Exchange Commission on March 8, 2005
                                                  Registration No. 333-122023

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-14

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

[X] Pre-Effective Amendment No. 3               [ ] Post-Effective Amendment No.

                        (Check appropriate box or boxes)

                               THE MAINSTAY FUNDS
               (Exact Name of Registrant as Specified in Charter)

                   51 Madison Avenue, New York, New York 10010
               (Address of Principal Executive Offices) (Zip code)

                  Registrant's Telephone Number: (973) 394-4449

                             Robert A. Anselmi, Esq.
                         Marguerite E.H. Morrison, Esq.
                                  NYLIM Center
                              169 Lackawanna Avenue
                          Parsippany, New Jersey 07054
                     (Name and Address of Agent for Service)

                                    Copy to:

                             Sander M. Bieber, Esq.
                                   Dechert LLP
                                1775 I Street, NW
                              Washington, DC 20006

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

No filing fee is due because an indefinite number of shares have been deemed to be registered in reliance on Section 24(f) under the Investment Company Act of 1940, as amended.

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                             FMI MUTUAL FUNDS, INC.

                            FMI WINSLOW GROWTH FUND

                     100 EAST WISCONSIN AVENUE, SUITE 2200

                              MILWAUKEE, WI 53202

                                 (414) 226-4555

                        SPECIAL MEETING OF SHAREHOLDERS

                          TO BE HELD ON MARCH 28, 2005

Dear Shareholder:

The Board of Directors of FMI Mutual Funds, Inc. ("Company"), a Wisconsin corporation, has called a Special Meeting of shareholders ("Special Meeting") of FMI Winslow Growth Fund ("Winslow Fund"). The Special Meeting is scheduled for 9:00 a.m., Central time, on March 28, 2005, at 100 East Wisconsin Avenue, Suite 2200, Milwaukee, WI 53202.

The purpose of the Special Meeting is for shareholders to vote on an agreement to reorganize the Winslow Fund into the MainStay Large Cap Growth Fund ("Large Cap Fund") (each a "Fund" and collectively the "Funds"), a series of The MainStay Funds ("Trust"), in a tax-free reorganization ("Reorganization"). The MainStay Funds, a Massachusetts business trust unaffiliated with the Company, are managed by New York Life Investment Management LLC ("NYLIM"). The Large Cap Fund is a newly created fund with investment objectives, strategies and policies that are substantially the same as the Winslow Fund.

If the Reorganization is approved, the Winslow Fund shareholders will become shareholders of the Large Cap Fund on the date that the Reorganization occurs. It is important to note that Winslow Capital Management, Inc., the current sub-adviser to the Winslow Fund, will continue to manage the Fund as sub-adviser to the Large Cap Fund using the same investment approach as that used for the Winslow Fund. The Board of Directors believes that shareholders of the Winslow Fund would benefit from combining Funds because, among other things, shareholders of the Winslow Fund would benefit from the experience and resources of NYLIM, the investment adviser to the Large Cap Fund, the potential for increased economies of scale and other long-term benefits, and continuity of portfolio management, as the portfolio management team for the Winslow Fund will continue to serve as the sub-adviser for the Large Cap Fund.

After careful consideration, the Board of Directors has approved the Reorganization and recommends that shareholders vote "FOR" this proposal.

A Proxy Statement/Prospectus that describes the Reorganization is enclosed. Your vote is very important to us regardless of the amount of shares of the Winslow Fund you own. Whether or not you plan to attend the Special Meeting in person, please read the proxy statement and cast your vote promptly. It is important that your vote be received by no later than the time of the Special Meeting on March 28, 2005. You may cast your vote by completing, signing, and returning the enclosed proxy card by mail in the envelope provided. If you have any questions before you vote, please contact the Company by calling toll-free 1-800-811-5311.We will get you the answers that you need promptly.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                          Sincerely,

                                          Donald S. Wilson
                                          Secretary

                             FMI MUTUAL FUNDS, INC.

                            FMI WINSLOW GROWTH FUND

                     100 EAST WISCONSIN AVENUE, SUITE 2200
                              MILWAUKEE, WI 53202
                                 (414) 226-4555

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           OF FMI WINSLOW GROWTH FUND
                          TO BE HELD ON MARCH 28, 2005

To the Shareholders:

NOTICE IS HEREBY GIVEN that a Special Meeting of shareholders ("Special Meeting") of the FMI Winslow Growth Fund ("Winslow Fund"), a series of FMI Mutual Funds, Inc. ("Company"), will be held at 100 East Wisconsin Avenue, Suite 2200 Milwaukee, WI 53202, on March 28, 2005, at 9:00 a.m., Central time.

At the Special Meeting you will be asked to consider and approve the following proposals:

     (1) To approve (i) an Agreement and Plan of Reorganization providing for the acquisition of all of the assets of the Winslow Fund by the MainStay Large Cap Growth Fund ("Large Cap Fund"), a series of The MainStay Funds ("Trust"), in exchange for shares of the Large Cap Fund and the assumption of all liabilities of the Winslow Fund by the Large Cap Fund, and (ii) the subsequent liquidation of the Winslow Fund; and

     (2) To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

You may vote at the Special Meeting if you were the record owner of shares of the Winslow Fund as of the close of business on January 31, 2005 ("Record Date"). If you attend the Special Meeting, you may vote your shares in person. Even if you do not attend the Special Meeting, you may vote by proxy by completing, signing, and returning the enclosed proxy card by mail in the envelope provided.

Your vote is very important to us. Whether or not you plan to attend the Special Meeting in person, please vote the enclosed proxy. If you have any questions, please contact the Company for additional information by calling toll-free 1-800-811-5311.

                                          By Order of the Board of Directors of
                                          FMI Mutual Funds, Inc.

                                                 /s/ DONALD S. WILSON
                                          --------------------------------------
                                          Donald S. Wilson
                                          Secretary

Milwaukee, Wisconsin

March 8, 2005

                           PROXY STATEMENT/PROSPECTUS


                                 MARCH 8, 2005


                              PROXY STATEMENT FOR:

                            FMI WINSLOW GROWTH FUND
                      (A SERIES OF FMI MUTUAL FUNDS, INC.)
                     100 EAST WISCONSIN AVENUE, SUITE 2200
                              MILWAUKEE, WI 53202
                                 (414) 226-4555

                                PROSPECTUS FOR:

                         MAINSTAY LARGE CAP GROWTH FUND
                        (A SERIES OF THE MAINSTAY FUNDS)
                               51 MADISON AVENUE
                               NEW YORK, NY 1001
                                 (800) 624-6782

INTRODUCTION

This combined Proxy Statement and Prospectus ("Proxy Statement/Prospectus") is being furnished in connection with the solicitation of proxies by the Board of Directors of FMI Mutual Funds, Inc. ("Company"), a Wisconsin corporation, on behalf of the FMI Winslow Growth Fund ("Winslow Fund"), a series of the Company, for a Special Meeting of Shareholders of the Winslow Fund ("Special Meeting"). The Special Meeting will be held on March 28, 2005, at 9:00 a.m. Central time, at 100 East Wisconsin Avenue, Suite 2200, Milwaukee, WI 53202. As is more fully described in this Proxy Statement/Prospectus, the purpose of the Special Meeting is to vote on a proposed reorganization ("Reorganization") of the Winslow Fund into the MainStay Large Cap Growth Fund ("Large Cap Fund"), a series of The MainStay Funds, a Massachusetts business trust ("Trust") (each a "Fund" and collectively the "Funds").

As further described in this Proxy Statement/Prospectus, shareholders of the Winslow Fund should be aware that the Large Cap Fund was formed solely for the purposes of completing the Reorganization with the Winslow Fund. Consequently, the Large Cap Fund will have only nominal assets and no performance or financial history prior to the closing of the Reorganization. Furthermore, concurrent with the solicitation of the Winslow Fund shareholders pursuant to this Proxy Statement/Prospectus, the Board of Trustees of The MainStay Funds is soliciting the approval of the shareholders of the MainStay Blue Chip Growth Fund ("Blue Chip Fund"), an existing series of the Trust, to reorganize with and into the Large Cap Fund ("Blue Chip Transaction"), to take place subsequent to the Reorganization of the Winslow Fund into the Large Cap Fund. There can be no assurances that the Blue Chip Transaction will be completed. In addition, completion of the Blue Chip Transaction is conditioned upon your approval of this Reorganization between the Large Cap Fund and the Winslow Fund.

Because shareholders of the Winslow Fund are being asked to approve the Reorganization Agreement that will result in a transaction in which the Winslow Fund Shareholders will ultimately hold shares of the Large Cap Fund, this Proxy Statement also serves as a Prospectus for the Large Cap Fund. The Winslow Fund currently offers only one class of shares; shareholders in the Winslow Fund will receive Class A shares of the Large Cap Fund, in an amount equal to the value of their Winslow Fund shares. The Large Cap Fund will also offer Class B, Class C, Class I, Class R1 and Class R2 shares. No initial sales charge (load) will be imposed on the Class A shares of the Large Cap Fund received by shareholders of the Winslow Fund as a result of the Reorganization.


This Proxy Statement/Prospectus, which should be read and retained for future reference, sets forth concisely the information that a shareholder should know before voting on the Reorganization, including a detailed discussion of the investment objectives, policies and restrictions of the Large Cap Fund. A Statement of Additional Information ("SAI") relating to this Proxy Statement/Prospectus dated March 8, 2005, containing additional information about the Reorganization and the parties thereto, has been filed with the U.S. Securities and Exchange Commission ("SEC") and is incorporated herein by reference.


The Winslow Fund provides periodic reports to its shareholders that highlight certain important information about the Fund, including investment results and financial information. The annual report dated June 30, 2004 and semiannual report dated December 31, 2004 for FMI Mutual Funds, Inc. are incorporated herein by reference solely with respect to the Winslow Fund. You may receive a copy of the annual and semiannual report for the Winslow Fund, without charge, by calling 1-800-811-5311. No periodic reports have yet been filed for the Large Cap Fund, as the Fund has not yet commenced operations.

You may copy and review information about each Fund (including the SAI) at the SEC's Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC's internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

SUMMARY.....................................................          1
  The Reorganization........................................          1
  Board Recommendations.....................................          2
  Organization of the Funds.................................          2
  Summary Comparison of Investment Objectives, Strategies
     and Risks..............................................          3
  Comparison of Fees and Expenses...........................          3
  Comparison of Purchase, Exchange and Redemption
     Procedures.............................................          7
COMPARISON OF THE FUNDS' INVESTMENT OBJECTIVES, TECHNIQUES,
  PRINCIPAL RISKS AND INVESTMENT RESTRICTIONS...............          7
  Investment Objectives of Each Fund........................          7
  Primary Investments of Each Fund..........................          7
  Investment Strategies and Risks Common to Both Funds......          8
  Investment Strategies and Risks of the Large Cap Fund.....          8
  Comparison of Investment Restrictions of the Funds........          9
MANAGEMENT AGREEMENT, SUB-ADVISORY AGREEMENT AND PLAN OF
  DISTRIBUTION FOR THE LARGE CAP FUND.......................         10
INFORMATION ABOUT THE REORGANIZATION........................         13
  The Reorganization Agreement..............................         13
  Reasons for the Reorganization............................         13
  Board Considerations......................................         13
  Tax Considerations........................................         14
  Expenses of the Reorganization............................         14
  Material Differences in Rights of Winslow Fund
     Shareholders and Large Cap Fund Shareholders...........         14
SHAREHOLDER GUIDE...........................................         15
  Class A Share Considerations..............................         15
  Information on Sales Charges..............................         15
  Reducing the Initial Sales Charge on Class A Shares.......         16
  Sales Charge Waivers on Class A Shares....................         17
  Information on Fees.......................................         18
  Compensation to Dealers...................................         18
  Buying, Selling and Exchanging MainStay Shares............         18
  How to Open Your MainStay Account.........................         18
  Investment Minimums.......................................         19
  Buying and Selling MainStay Shares........................         20
  Telephone Redemption Procedures...........................         22
  Redemptions-in-Kind.......................................         23
  The Reinvestment Privilege May Help You Avoid Sales
     Charges................................................         23
  Shareholder Services......................................         23
  General Policies..........................................         25
  Fund Earnings.............................................         29
  Understand the Tax Consequences...........................         30
ADDITIONAL INFORMATION ABOUT THE LARGE CAP FUND.............         30
  Investment Adviser........................................         30

  Portfolio Managers........................................         31
  Distributor...............................................         31
  Performance of the Large Cap Fund.........................         31
ADDITIONAL INFORMATION ABOUT THE FUNDS......................         32
  Financial Highlights......................................         32
  Form of Organization......................................         32
  Distributor...............................................         32
  Dividends and Other Distributions.........................         32
  Capitalization............................................         33
OTHER BUSINESS..............................................         33
GENERAL INFORMATION.........................................         33
  Solicitation of Votes.....................................         33
  Quorum....................................................         33
  Vote Required.............................................         34
  Effect of Abstentions and Broker "Non-Votes"..............         34
  Adjournments..............................................         34
  Future Shareholder Proposals..............................         34
  Record Date and Outstanding Shares........................         34
  Security Ownership to Certain Beneficial Owners and
     Management.............................................         34
INFORMATION ABOUT THE FUNDS.................................         36
EXHIBITS....................................................        A-1
  Agreement and Plan of Reorganization......................  Exhibit A
  Comparison of FMI to the Trust............................  Exhibit B
  Performance Information and Financial Highlights of the
     FMI Winslow Growth Fund................................  Exhibit C

                                    SUMMARY

     As described in the attached notice to shareholders, as a shareholder of the Winslow Fund, you are being asked to consider a Reorganization of your Fund, the details of which are summarized below and discussed in greater detail in this Proxy Statement/Prospectus.

THE REORGANIZATION

     This Summary is qualified in its entirety by reference to the additional information contained elsewhere in this Proxy Statement/Prospectus and in the Agreement and Plan of Reorganization ("Reorganization Agreement"), a copy of which is attached as Exhibit A. Shareholders should read this entire Proxy Statement/Prospectus carefully. For more complete information, please read each Fund's Prospectus.

     In January 2005, the Board of Directors considered and approved the Reorganization of the Winslow Fund with the Large Cap Fund. The Board approved an agreement and plan of reorganization between the Large Cap Fund and the Winslow Fund whereby:

     - all of the assets of the Winslow Fund will be transferred to the Large Cap Fund in exchange for shares of beneficial interest of the Large Cap Fund;

     - the Large Cap Fund will assume all of the liabilities of the Winslow
       Fund;

     - the Large Cap Fund shares will be distributed to the shareholders of the Winslow Fund; and

     - the Winslow Fund will be liquidated.


     The Reorganization of Winslow Fund with and into the Large Cap Fund is scheduled to be effective upon the close of business on March 31, 2005, or on a later date as the parties may agree ("Closing Date"). As a result of the Reorganization, each shareholder of the Winslow Fund will become the owner of the number of full and fractional Class A shares of the Large Cap Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Winslow Fund shares as of the close of business on the Closing Date. See "Information about the Reorganization" below.


     At a meeting held in December 2004, a majority of the Board of Trustees of the Trust also approved the Reorganization Agreement on behalf of the Large Cap Fund. In addition, a majority of the Board of Trustees also approved a separate agreement and plan of reorganization involving the Large Cap Fund and the Blue Chip Growth Fund, another series of the Trust, subject to the consummation of the Reorganization of the Winslow Fund with and into the Large Cap Fund ("Blue Chip Transaction"). A majority of the Board and a majority of the Independent Trustees concluded that the Reorganization and the Winslow Transaction were in the best interest of shareholders. One Independent Trustee did not reach the same conclusion as the other Trustees and voted against the Reorganization involving the Blue Chip Fund and the Winslow Transaction. Subject to the approval of the shareholders of the Blue Chip Fund, the reorganization agreement for the Blue Chip Transaction provides for:

     - the transfer of all of the assets of the Blue Chip Fund to the Large Cap Fund in exchange for shares of beneficial interest of the Large Cap Fund;

     - assumption by the Large Cap Fund of all of the liabilities of the Blue Chip Fund;

     - the distribution of Large Cap Fund shares to the shareholders of the Blue Chip Fund; and

     - the liquidation of the Blue Chip Fund.

     There can be no assurances that the Blue Chip Transaction will be completed.

     Shareholders of the Winslow Fund should be aware that, although the Large Cap Fund will not commence operations or sell its shares prior to the Closing Date and will have only nominal assets, if any, as of that date, it is anticipated that, shortly following the Closing Date, pending approval by the Blue Chip Fund's shareholders, the Blue Chip Transaction is expected to close, resulting in a large increase in the assets of the Large Cap Fund. As of December 31, 2004, the Blue Chip Fund had assets totaling $262.2 million; the

Winslow Fund had assets totaling $5.38 million. If both transactions are approved, the resulting Large Cap Fund will have a significantly larger amount of assets, which may lead to shareholders of the Large Cap Fund achieving greater economies of scale, as certain fixed costs are spread over a larger asset base.

     The accounting survivor of the Reorganization will be the Winslow Fund because the Large Cap Fund has only nominal assets and no operating history. The accounting survivor of the Blue Chip Transaction will be the Large Cap Fund (incorporating the historical financial statements and performance of the Winslow Fund) because, following the Blue Chip Transaction, the surviving Fund will have the same investment adviser and sub-adviser and the same investment objectives, policies and restrictions as the Large Cap Fund. In addition, the fees and expenses and the class structure of the surviving Fund will be identical to that of the Large Cap Fund.

     In addition to considering the effects of the Blue Chip Transaction on the Large Cap Fund, in considering whether to approve the Reorganization, you also should note that:

     - The responsibility for the day-to-day management of the Fund's portfolio will not change as a result of the reorganization. Winslow Capital Management, Inc., which serves as investment sub-adviser to the Winslow Fund, will serve as the investment sub-adviser to the Large Cap Fund;

     - On a gross basis, Winslow Fund's expenses are expected to decrease (i.e., before expense reimbursement) as a result of the Reorganization;

     - On a net basis, the Winslow Fund's expenses are expected to increase; however, the increase is due in part to the implementation of a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended ("1940 Act"), for Class A shares;

     - The management fee of the Large Cap Fund, a maximum of 0.80% of average daily net assets, is lower than that applicable to the Winslow Fund, 1.00% of average daily net assets;

     - The Funds have substantially similar investment objectives and principal strategies; and

     - The Reorganization is not expected to cause Winslow Fund shareholders to recognize any taxable gains or losses on their shares.

     Approval of the Reorganization will require the affirmative vote of the holders of a majority of the outstanding shares of the Winslow Fund entitled to vote and present in person or by proxy. See "General Information" below.

BOARD RECOMMENDATIONS

     For the reasons set forth below under the heading "Reasons For the Reorganization," the Directors, including a majority of the Directors who are not "interested persons" of the Company (as defined in the 1940 Act) (the "Independent Directors"), have concluded that the Reorganization would be in the best interests of the shareholders of the Winslow Fund and that the interests of the Winslow Fund's existing shareholders would not be diluted as a result of the Reorganization, and therefore has submitted the Reorganization Agreement for approval to you, the shareholders of the Winslow Fund. THE BOARD RECOMMENDS THAT YOU VOTE FOR THE REORGANIZATION.

ORGANIZATION OF THE FUNDS

     The Winslow Fund is a series of FMI Mutual Funds, Inc. ("Company"), an open-end management investment company organized as a Wisconsin corporation. The MainStay Large Cap Fund is a series of The MainStay Funds ("Trust"), an open-end management investment company organized as a Massachusetts business trust and unaffiliated with the Company. The Company offers one class of redeemable shares in different series, including the Winslow Fund. The Trust offers redeemable shares in different series and classes. The Large Cap Fund offers six classes of shares: Class A, Class B, Class C, Class I, Class R1 and Class R2 shares. The Class B, Class C, Class I, Class R1 and Class R2 shares are not affected by the Reorganization and are not discussed in this Proxy Statement/Prospectus.

SUMMARY COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

     This section will help you compare the investment objectives and principal investment strategies of the Winslow Fund and the Large Cap Fund. Please be aware this is only a brief discussion. More information may be found in each Fund's Prospectus.

                                            WINSLOW FUND                         LARGE CAP FUND
                                            ------------                         --------------
INVESTMENT OBJECTIVE...........  To seek long-term growth of           To seek long-term growth of
                                 capital.                              capital.
PRINCIPAL INVESTMENT             The Fund invests in companies that    The Fund invests in companies that
  STRATEGIES...................  have the earnings potential for       have the potential for
                                 above-average future earnings         above-average future growth. Under
                                 growth. The Fund generally invests    normal circumstances, the Fund
                                 in mid to large capitalization        invests at least 80% of its assets
                                 companies. These are companies        in large capitalization companies.
                                 having a market capitalization in     These are companies having a market
                                 excess of $3.0 billion at the time    capitalization in excess of $4.0
                                 of purchase and generally are         billion at the time of purchase and
                                 improving their financial returns.    generally are improving their
                                 The Growth Fund's investment          financial returns. The Fund's
                                 strategy may result in high           investment strategy may result in
                                 portfolio turnover.                   high portfolio turnover.

INVESTMENT PROCESS.............  The Fund will invest in those         The Fund will invest in those
                                 companies that Winslow Capital        companies that Winslow Capital
                                 Management, Inc., the Fund's          Management, Inc., the Fund's
                                 subadviser, believes will provide     subadviser, believes will provide
                                 an opportunity for achieving          an opportunity for achieving
                                 superior portfolio returns (i.e.,     superior portfolio returns (i.e.,
                                 returns in excess of the returns of   returns in excess of the returns of
                                 the average stock mutual fund) over   the average stock mutual fund) over
                                 the long term.                        the long term.
                                 When purchasing stocks for the        When purchasing stocks for the
                                 Fund, the subadviser looks for        Fund, the subadviser looks for
                                 companies having some or all of the   companies having some or all of the
                                 following attributes:                 following attributes:
                                 - Consistent and sustainable future   - Consistent and sustainable future
                                   growth of revenue and earnings        growth of revenue and earnings
                                 - Low financial leverage with         - Low financial leverage with
                                 strong cash flow                      strong cash flow
                                 - High return on equity/low           - High return on equity/low
                                 debt-to-total capital                 debt-to-total capital
                                 - Management focused on shareholder   - Management focused on shareholder
                                   value                                 value
                                 - Dominant market leader              - Dominant market leader

                                 The subadviser takes a "bottom-up"    The subadviser takes a "bottom-up"
                                 investment approach when selecting    investment approach when selecting
                                 investments for the Fund. This        investments for the Fund. This
                                 means it bases investment decisions   means it bases investment decisions
                                 on company specific factors, not      on company specific factors, not
                                 general economic conditions. The      general economic conditions. The
                                 subadviser also employs a sell        subadviser also employs a sell
                                 discipline pursuant to which it       discipline pursuant to which it
                                 will:                                 will:
                                 - Trim back a position which          - Trim back a position which
                                 exceeds 5% of the Winslow Fund        exceeds 5% of the Fund
                                 - Sell an entire position when        - Sell an entire position when
                                   fundamentals are deteriorating        fundamentals are deteriorating
                                 - Reduce or sell an entire position   - Reduce or sell an entire position
                                 when it finds a better investment     when it finds a better investment
                                   to replace it                         to replace it
                                 - Trim back a position after a        - Trim back a position after a
                                 strong relative price increase        strong relative price increase

                                            WINSLOW FUND                         LARGE CAP FUND
                                            ------------                         --------------
PRINCIPAL RISKS................  The risks associated with             Investment in common stocks and
                                 investments in the types of           other equity securities is
                                 securities in which the Fund          particularly subject to the risk of
                                 invests include:                      changing economic, stock market,
                                 - Market Risk: The prices of the      industry and company conditions and
                                   securities in which the FMI Funds   the risks inherent in management's
                                   invest may decline for a number     ability to anticipate those changes
                                   of reasons. The price declines of   that can adversely affect the value
                                   common stocks, in particular, may   of the Fund's holdings.
                                   be steep, sudden and/or             The principal risk of growth stocks
                                   prolonged. Price changes may        is that investors expect growth
                                   occur in the market as a whole,     companies to increase their
                                   or they may occur in only a         earnings at a certain rate that is
                                   particular company, industry, or    generally higher than the rate
                                   sector of the market. Should a      expected for non-growth companies.
                                   company undergo bankruptcy, the     If these expectations are not met,
                                   stocks of that company might have   the market price of the stock may
                                   the least senior interest and       decline significantly, even if
                                   could become worthless. In          earnings show an absolute increase.
                                   addition, growth stocks and/or      Growth company stocks also
                                   stocks of small-capitalization      typically lack the dividend yield
                                   companies may under perform the     that can cushion stock prices in
                                   market as a whole.                  market downturns.

                                 - Growth Investing Risk: The Fund     Due to its investment process, the
                                   primarily invests in "growth"       Fund may experience a portfolio
                                   stocks. The subadviser may be       turnover rate of over 100%. Funds
                                   wrong in its assessments of a       with high turnover rates (over
                                   company's potential for growth      100%) often have higher transaction
                                   and the stocks the Fund holds may   costs (which are paid by the Fund)
                                   not grow as the subadviser          and may generate short-term capital
                                   anticipates. From time to time      gains (on which you will pay taxes,
                                   "growth" investing falls out of     even if you do not sell any shares
                                   favor with investors. During        by year-end).
                                   these periods, the Fund's
                                   relative performance may suffer.
                                 - High Portfolio Turnover Risk: The
                                   investment strategy of the Fund
                                   may result in high portfolio
                                   turnover. High portfolio turnover
                                   necessarily results in
                                   corresponding greater transaction
                                   costs (such as brokerage
                                   commissions or markups or
                                   markdowns), which the Fund must
                                   pay, and increased realized gains
                                   (or losses) to investors.
                                   Distributions to shareholders of
                                   short-term capital gains are
                                   taxed as ordinary income under
                                   Federal income tax laws.
INVESTMENT MANAGER.............  Fiduciary Management, Inc.            NYLIM
SUBADVISER.....................  Winslow Capital Management, Inc.      Winslow Capital Management, Inc.
PORTFOLIO MANAGERS.............  Clark J. Winslow, Justin Kelly,       Clark J. Winslow, Justin Kelly,
                                 Bart Wear                             Bart Wear

     As the above chart illustrates, the Funds invest in the same types of securities (i.e., stocks of large capitalization, growth-oriented companies). There are, however, certain differences in the Funds' investment restrictions and limitations. See the "Comparison of Investment Restrictions of the Funds" below.

COMPARISON OF FEES AND EXPENSES

     The following discussion describes and compares the fees and expenses of the Funds. Expenses of the Winslow Fund are based upon the operating expenses for the period ended June 30, 2004. Expenses of the Large Cap Fund, which had not yet commenced operations as of the date of this Proxy Statement/Prospectus, are estimated for the upcoming year. Pro forma fees show estimated fees of the Large Cap Fund after giving effect to the proposed Reorganization and after giving effect to the proposed Blue Chip Transaction. Pro forma numbers are estimated in good faith and are hypothetical.

                                                                          PRO FORMA         PRO FORMA COMBINED
                                                                        COMBINED LARGE        LARGE CAP FUND
                                                           LARGE CAP       CAP FUND            (ASSUMING THE
                                                             FUND       (ASSUMING THE     REORGANIZATION AND THE
SHAREHOLDER FEES                                WINSLOW     CLASS A    REORGANIZATION)    BLUE CHIP TRANSACTION)#
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)         FUND      SHARES      CLASS A SHARES        CLASS A SHARES
-----------------------------------------       --------   ---------   ----------------   -----------------------
Maximum Sales Charge (Load) Imposed on
  Purchases (as a percentage of offering
  price)......................................  None       5.50%       5.50%              5.50%
Maximum Deferred Sales Charge (Load)(1) (as a
  percentage of the lesser of the original
  offering price or redemption proceeds)......  None       None        None               None
Redemption Fee................................  None+      None        None               None
Exchange Fee..................................  None       *           *                  *
Maximum Account Fee...........................  None       None        None               None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
---------------------------------------------
Management Fees...............................  1.00%      0.80%(2)    0.80%(2)           0.80%(2)
Distribution and/or Service (12b-1) Fees(3)...  None       0.25%       0.25%              0.25%
Other Expenses................................  1.78%      0.73%       0.63%              0.61%
Total Annual Fund Operating Expenses..........  2.78%(4)   1.78%(2)    1.68%(2)           1.66%(2)
  Expense Reimbursement.......................  --         --          --                 (0.26)%
Net Expenses..................................  --         --          --                 1.40%(2)

---------------

(#) Assumes completion of the Blue Chip Transaction. There can be no assurances that the Blue Chip Transaction will be completed.

(+) The transfer agent of the Winslow Fund charges a fee of $15.00 for each wire redemption.

(*) Except for systematic exchanges, exchanges processed via MainStay's automated system or website, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 fee may be imposed per exchange.

(1) Generally, Class A shares of the Large Cap Fund are not subject to a contingent deferred sales charge (CDSC) upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. No CDSC will apply to Class A shares received by Winslow Fund shareholders as a result of the Reorganization.

(2) The management fee for the Large Cap Fund is an annual percentage of the Fund's average daily net assets as follows: 0.800% up to $250 million, 0.750% in excess of $250 million up to $500 million, 0.725% in excess of $500 million up to $750 million, 0.700% in excess of $750 million up to $2 billion, 0.650% in excess of $2 billion up to $3 billion, and 0.600% in excess of $3 billion. NYLIM has voluntarily agreed to waive a portion of its management fee so that the management fee does not exceed 0.750% on assets up to $250 million. In addition, NYLIM has voluntarily agreed to waive other fees and/or reimburse certain of the Large Cap Fund's expenses to the extent that total annual fund operating expenses exceed 1.40% of average daily net assets for Class A shares. This voluntary waiver or reimbursement may be discontinued at any time without notice.

(3) Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

(4) During the fiscal year ended June 30, 2004, Fiduciary Management, Inc. ("FMI") reimbursed the Fund to the extent necessary to insure that Total Annual Fund Operating Expenses did not exceed 1.30%. FMI may discontinue this reimbursement at any time without notice, but will not do so prior to June 30, 2005.

EXAMPLE

     The following examples are intended to help you compare the costs of investing in each Fund and the combined Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each Fund and in the combined Fund after the Reorganization for the time periods indicated and reflects what you would pay at the end of each time period shown or if you continued to hold them. The examples also assume that your investment has a 5% return each year, that each Fund's operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

FUND AND CLASS                                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------                                       ------   -------   -------   --------
Winslow Fund(1)....................................   $281    $  862    $1,469     $3,109
Large Cap Fund -- Class A(1).......................   $721    $1,079    $1,461     $2,529
Pro Forma Large Cap Fund Assuming Reorganization --
  Class A(1).......................................   $711    $1,050    $1,412     $2,428
Pro Forma Large Cap Fund Assuming Reorganization
  and Blue Chip Transaction -- Class A(1)..........   $709    $1,045    $1,403     $2,407

---------------

(1) Does not reflect fee waiver.

     As the above charts illustrate, the management fee for the Winslow Fund is 1.00% of the Fund's average daily net assets. In addition, FMI has agreed to reimburse the Fund so that total annual fund operating expenses do not exceed 1.30% of average daily net assets. This expense reimbursement may be discontinued at any time without notice, but FMI has committed not to do so prior to June 30, 2005.

     The management fee for the Large Cap Fund is an annual percentage of the Fund's average daily net assets as follows: 0.800% up to $250 million, 0.750% in excess of $250 million up to $500 million, 0.725% in excess of $500 million up to $750 million, 0.700% in excess of $750 million up to $2 billion, 0.650% in excess of $2 billion up to $3 billion, and 0.600% in excess of $3 billion. NYLIM has voluntarily agreed to waive a portion of its management fee so that the management fee does not exceed 0.750% on assets up to $250 million. In addition, NYLIM has voluntarily agreed to waive other fees and/or reimburse certain of the Large Cap Fund's expenses to the extent that total annual fund operating expenses exceed 1.40% of average daily net assets for Class A shares. This voluntary waiver or reimbursement may be discontinued at any time without notice.

     NYLIM will pay to Winslow an annual sub-advisory fee for its services as subadviser to the Large Cap Fund, computed daily and paid monthly, calculated on the basis of the aggregate average daily net asset value of all Winslow-serviced assets in all investment companies managed by NYLIM, including the Large Cap Fund, during the preceding month at an annual rate equal to:

     - 0.40% of the average daily net asset value of all Winslow-serviced assets in all investment companies managed by NYLIM, including the Large Cap Fund, up to $250 million;

     - 0.35% of the average daily net asset value of all Winslow-serviced assets in all investment companies managed by NYLIM, including the Large Cap Fund, from $250 million to $500 million;

     - 0.30% of the average daily net asset value of all Winslow-serviced assets in all investment companies managed by NYLIM, including the Large Cap Fund, from $500 million to $750 million;

     - 0.25% of the average daily net asset value of all Winslow-serviced assets in all investment companies managed by NYLIM, including the Large Cap Fund, from $750 million to $1 billion; and

     - 0.20% of the average daily net asset value of all Winslow-serviced assets in all investment companies managed by NYLIM, including the Large Cap Fund, in excess of $1 billion.

     To date, the Large Cap Fund is the only account managed by NYLIM for which Winslow has been proposed to serve as subadviser.

COMPARISON OF PURCHASE, EXCHANGE AND REDEMPTION PROCEDURES

     The transfer agent for the Winslow Fund is U.S. Bancorp Fund Services, LLC and the transfer agent for the Large Cap Fund is NYLIM Service Company LLC. Procedures for the purchase, exchange and redemption of the shares of the Winslow Fund are generally similar to the procedures applicable to the purchase, exchange and redemption of the shares of the Large Cap Fund, but there are differences. Reference is made to the Prospectus of the Winslow Fund dated October 9, 2004 and the information provided in this Proxy Statement/Prospectus regarding the Large Cap Fund for a complete description of the purchase, exchange and redemption procedures applicable to purchases, exchanges and redemptions of shares of the Funds.

     Purchases of shares of the Winslow Fund and Class A shares of the Large Cap Fund may be made through an investment professional or by telephone, by mailing a written request or by wire. The initial investment minimum for purchases of the Winslow Fund is $1,000 and the minimum subsequent investment amount is $100 ($50 if investing through an automatic investment plan). The initial investment minimum for purchases of Class A shares is $1,000 ($500 if investing through an automatic investment plan) and the minimum subsequent investment amount is $50.

     Both the Winslow Fund and the Large Cap Fund offer automatic investment plans and systematic withdrawal plans. Neither the Winslow Fund nor the Large Cap Fund impose a redemption or exchange fee on shares, although a $15 charge applies to wire redemptions of Winslow Fund shares. Shares of the Winslow Fund may be exchanged for shares of any other FMI Fund. Class A shares of the Large Cap Fund may be exchanged for Class A shares of any other MainStay Fund or with a money market fund.

          COMPARISON OF THE FUNDS' INVESTMENT OBJECTIVES, TECHNIQUES,
                  PRINCIPAL RISKS AND INVESTMENT RESTRICTIONS

     The following discussion comparing investment objectives, techniques, restrictions, and principal risks of the Winslow Fund and the Large Cap Fund is based upon and qualified in its entirety by the respective investment objectives, techniques, restrictions and principal risks sections of the Prospectus of the Winslow Fund dated October 9, 2004 and of the Large Cap Fund, as provided in this Proxy Statement/Prospectus.

INVESTMENT OBJECTIVES OF EACH FUND

     The investment objectives of the Funds are identical -- to seek long-term capital growth.

PRIMARY INVESTMENTS OF EACH FUND

     The principal investments and strategies of the Winslow Fund and the Large Cap Fund are substantially similar. The investment objective of each Fund is to seek long-term capital growth.

     Both Funds invest in companies that have the potential for above-average future earnings growth. Under normal circumstances, the Large Cap Fund invests at least 80% of its assets in large capitalization companies. These are companies having a market capitalization in excess of $4.0 billion at the time of purchase and generally are improving their financial returns. The Winslow Fund generally invests in mid to large capitalization companies. These are companies having a market capitalization in excess of $3.0 billion at the time of purchase and generally are improving their financial returns. Both Funds' investment strategies may result in high portfolio turnover.

     Further information about each Fund's principal investment strategies and risks is set forth below.

              INVESTMENT STRATEGIES AND RISKS COMMON TO BOTH FUNDS

EQUITY SECURITIES

     Under normal conditions, each Fund invests primarily in equity securities. Publicly held corporations may raise needed cash by issuing or selling equity securities to investors. When you buy the equity securities of a corporation you become a part owner of the issuing corporation. Equity securities may be bought on stock exchanges, such as the New York Stock Exchange and the American Stock Exchange, foreign stock exchanges, or in the over-the-counter market, such as The Nasdaq Stock Market, Inc. There are many different types of equity securities, including:

     - common and preferred stocks;

     - convertible securities; and

     - American Depositary Receipts (ADRs).

     Investors buy equity securities to make money through dividend payments and/or selling them for more than they paid.

     The risks involved with investing in common stocks and other equity securities include:

     - Changing economic conditions: Equity securities may fluctuate as a result of general economic conditions, including changes in interest rates.

     - Industry and company conditions: Certain industries may come in and out of favor with investors. In addition, changing technology and competition may make equity securities volatile.

     - Security selection: A manager may not be able to consistently select the equity securities that appreciate in value, or to anticipate changes which can adversely affect the value of the Fund's holdings. Investments in smaller companies may be more volatile than investments in larger companies.

TEMPORARY DEFENSIVE INVESTMENTS

     In times of unusual or adverse market, economic or political conditions, for temporary defensive purposes or for liquidity purposes, each Fund may invest outside the scope of its principal investment focus. Under such conditions, a Fund may not invest in accordance with its investment objective or principal investment strategies and, as a result, there is no assurance that the Fund will achieve its investment objective. Under such conditions, a Fund may invest without limit in cash or money market and other investments.

PORTFOLIO TURNOVER

     Portfolio turnover measures the amount of trading a Fund does during the year. Due to their trading strategies, both Funds may experience a portfolio turnover rate of over 100%. The portfolio turnover rate for a Fund may be found in its financial highlights. The use of certain investment strategies may generate increased portfolio turnover. Funds with high turnover rates (at or over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you'll pay taxes, even if you don't sell any shares by year-end).

             INVESTMENT STRATEGIES AND RISKS OF THE LARGE CAP FUND

INVESTMENT POLICY

     The Large Cap Fund has adopted a non-fundamental investment policy to invest, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in large capitalization companies.

     The Fund's 80% requirement must be complied with at the time the Fund invests its assets. Accordingly, where the Fund no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings but would have to make any new investments in such a way as to bring the portfolio into compliance with the 80% requirement.

RISK MANAGEMENT TECHNIQUES

     The Large Cap Fund may use various techniques to increase or decrease a Fund's exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as foreign currency exchange forward contracts and options on foreign currencies) and purchasing put or call options on securities and securities indices.

     These practices may be used in an attempt to adjust the risk and return characteristics of a Fund's portfolio of investments. For example, to gain exposure to a particular market, the Fund may be able to purchase a futures contract with respect to that market. When the Fund uses such techniques in an attempt to reduce risk it is known as "hedging." If a subadviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

LENDING OF PORTFOLIO SECURITIES

     Portfolio securities of the Large Cap Fund may be loaned to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board of Trustees. The risks of lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, a subadviser will consider all relevant facts and circumstances, including the creditworthiness of the borrower.

NOT INSURED -- YOU COULD LOSE MONEY

     Before considering an investment in a Fund, you should understand that you could lose money. An investment in the Funds is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

NAV WILL FLUCTUATE

     The value of a Fund's shares, also known as the net asset value (NAV), fluctuates based on the value of the Fund's holdings. Investments in common stocks and other equity securities are particularly subject to the risks of changing economic, stock market, industry and company conditions, currency exchange rates and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings.

               COMPARISON OF INVESTMENT RESTRICTIONS OF THE FUNDS

     The Funds have adopted certain investment restrictions as fundamental policies, which are those restrictions that may be changed only with the approval of a majority of the Fund's outstanding voting securities. Each Fund has also adopted certain investment restrictions as non-fundamental policies, which are those restrictions that may be changed without shareholder approval. The investment restrictions of the Winslow Fund are similar to those of the Large Cap Fund, except for those noted below.

     Diversification: The Winslow Fund may not purchase securities of any issuer (other than the United States or an agency or instrumentality of the United States) if, as a result of such purchase, the Fund would hold more than 10% of any class of securities, including voting securities, of such issuer or more than 5% of the Fund's assets, taken at current value, would be invested in securities of such issuer. The Large Cap Fund is only so limited with respect to 75% of its assets, meaning that up to 25% of assets may be invested in as few as one issuer.

     Illiquid Securities: The Winslow Fund is limited to holding 10% of its net assets in illiquid securities. As a non-fundamental policy, the Large Cap Fund may hold up to 15% of its net assets in illiquid securities.

     Purchase of Securities on Margin, Selling Securities Short: As a fundamental policy, the Winslow Fund may not purchase securities on margin (except that it may invest for hedging purposes up to 5% of its net assets in put or call options and up to 5% of its net assets in options on futures contracts and up to 5% of its net assets in futures contracts) or sell securities short. The Large Cap Fund has non-fundamental policies prohibiting it from purchasing securities on margin and selling securities short, but specifically excludes transactions in options, futures and forward contracts from these restrictions. As a result, the Large Cap Fund may invest to a greater extent in these types of investments.

     In addition, the Winslow Fund is subject to the certain fundamental investment restrictions, to which the Large Cap Fund is not similarly subject. These restrictions provide that the Winslow may not:

     - Participate in joint-trading accounts,

     - Invest for the purpose of exercising control or management of any company,

     - Purchase oil, gas or other mineral leases or any interest in any oil, gas or any other mineral exploration or development program,

     - Acquire or retain any security issued by a company if any of the directors or officers of the Company, or directors, officers or other affiliated persons of any Fund's investment adviser, beneficially own more than 1/2% of such company's securities and all of the above persons owning more than 1/2% own together more than 5% of its securities,

     - Acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Company or an officer, director or other affiliated person of any Fund's investment adviser.

     While these investment, taken individually or together, do not generally limit the day-to-day investment activities of the Winslow Fund, shareholders of the Winslow Fund should understand that, since the Large Cap Fund's investments are not limited to the same extent, the Large Cap Fund may be subject to the additional risks that are generally associated with these types of investment activities.

 MANAGEMENT AGREEMENT, SUB-ADVISORY AGREEMENT AND PLAN OF DISTRIBUTION FOR THE
                                 LARGE CAP FUND

     Below is a discussion of the material terms of the Management Agreement and Sub-Advisory Agreement relating to the Large Cap Fund, and a discussion of any material differences between those agreements and the respective agreements relating to the Winslow Fund. In addition, Winslow Fund shareholders should be aware that the Class A shares of the Large Cap Fund, proposed to be distributed in exchange for the Winslow Fund shares, are subject to a Rule 12b-1 Fee (defined below) of 0.25%.

          TERMS OF THE MANAGEMENT AGREEMENT AND SUB-ADVISORY AGREEMENT

     The terms of the management agreement with respect to the Large Cap Fund by and between the Trust, and its investment manager, NYLIM ("Management Agreement"), and sub-advisory agreement with respect to the Large Cap Fund by and between NYLIM and Winslow ("Sub-Advisory Agreement") are similar to the corresponding terms of the investment advisory agreement currently in place for the Winslow Fund by and between the Company and its investment adviser, Fiduciary Management, Inc. ("FMI") ("Winslow Advisory Agreement"), and the sub-advisory agreement currently in place for the Winslow Fund, by and between FMI and Winslow ("Winslow Sub-Advisory Agreement").

MANAGEMENT AGREEMENT

     The scope of NYLIM's duties under the Management Agreement with respect to the Large Cap Fund is very similar to the duties of FMI under the Winslow Advisory Agreement with respect to the Winslow Fund.

     - NYLIM is responsible for the day-to-day management and overall administration of the Large Cap Fund. In addition, NYLIM will determine, subject the general supervision of the Trustees and in accordance with the Large Cap Fund's investment objectives and restrictions, which securities are to be purchased and sold by the Fund and which brokers are eligible to execute these portfolio transactions. Allocation of transactions to broker-dealers is determined by NYLIM in its best judgment and in a manner consistent with its fiduciary obligations to the Large Cap Fund.

     - Both the Management Agreement and the Winslow Advisory Agreement permit the respective manager to delegate a portion of its responsibilities to a sub-adviser.

     - Both the Management Agreement and the Winslow Advisory Agreement provide that the respective manager is not liable for any loss suffered by the respective Fund, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its respective duties.

     The allocation of expenses between the manager and the respective fund are very similar under both the Management Agreement and the Winslow Advisory Agreement. Under both agreements, the managers are responsible for all expenses incurred in connection with managing the investment operations of each respective Fund and administering the ordinary course of the respective funds' business, including the fees payable to the sub-advisers and salaries and expenses of all personnel of the Fund who are interested persons of the Fund. Other fees, such as fees payable to custodians and dividend disbursing agents, legal fees, taxes and business fees payable to governmental agencies and fees involved in registering and maintaining registrations with the SEC, are assumed by the Funds under both agreements.

     In conformity with the requirement of 1940 Act, the Management Agreement has an initial term of one year and may be renewed annually thereafter by the approval of a majority of the respective Trustees, including a majority of the Independent Trustees. Like the Winslow Advisory Agreement, the Management Agreement is terminable at any time without penalty on 60 days' notice by the Trustees, by vote of a majority of the outstanding shares of the Fund or by NYLIM. Furthermore, the Management Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

     For a comparison of the annual fee payable to NYLIM under the Management Agreement and to FMI under the Winslow Advisory Agreement, see "Comparison of Fees and Expenses."

SUB-ADVISORY AGREEMENT

     The scope of Winslow's duties under the Sub-Advisory Agreement is substantially similar to its duties under the Winslow Sub-Advisory Agreement. Under the Sub-Advisory Agreement, Winslow will, subject to the supervision of NYLIM and the Board of Trustees, (1) direct the investments of the Fund's assets, (2) conduct continual investment research and supervision for the Fund, and (3) purchase and sell the Fund's investments. Under the Sub-Advisory Agreement, Winslow is provided with the additional responsibility of voting all proxies solicited by or with respect to the issuers of securities held by the Fund, in accordance with NYLIM's proxy voting policy. Under the Winslow Sub-Advisory Agreement, the responsibility for voting proxies is retained by the Company and FMI.

     Both the Sub-Advisory Agreement and the Winslow Sub-Advisory Agreement provide that Winslow is not liable for any loss suffered by the respective Fund, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of Winslow's duties. However, under the Sub-Advisory Agreement, Winslow and any affiliated persons of Winslow are to be indemnified and held harmless against any losses, claims, damages or liabilities arising out of NYLIM's responsibilities to the Trust. Likewise, NYLIM and any affiliated persons of NYLIM are to be indemnified and held harmless against any losses, claims, damages or liabilities arising out of Winslow's responsibilities as sub-adviser.

     The Sub-Advisory Agreement, as with the Winslow Sub-Advisory Agreement, has an initial term of two years and can be extended annually thereafter by the approval in person of a majority of the Board of Trustees, including a majority of the Independent Trustees. Under the Winslow Sub-Advisory Agreement, any party could terminate the agreement without penalty on 30 days' prior written notice. The Sub-Advisory Agreement is terminable at any time without penalty on 60 days' prior written notice by the Trustees, by vote of a majority of the outstanding shares of the Fund, by NYLIM or by Winslow. Both agreements also terminate automatically in the event of any assignment, as defined in the 1940 Act.

     For a comparison of the annual fee payable to Winslow under the Sub-Advisory Agreement and the Winslow Sub-Advisory Agreement, see "Comparison of Fees and Expenses."

     Additional information about NYLIM and Winslow is provided in the section entitled "Additional Information About the Large Cap Fund."

                               DISTRIBUTION PLAN

     Under the proposed Reorganization, shareholders of the Winslow Fund will receive Class A shares of the Large Cap Fund. Generally, a mutual fund such as the Large Cap Fund is not permitted to use its own assets to pay for distribution of its shares unless such payments are made pursuant to a written plan satisfying the conditions of Rule 12b-1 under the 1940 Act. Pursuant to the requirements of Rule 12b-1, the Board of Trustees of the Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 ("Distribution Plan") for the Class A shares of the Large Cap Fund. Under the Distribution Plan, the Fund will pay a fee equal, on an annual basis, to 0.25% of the value of the average daily net assets of the Class A shares (the "12b-1 Fee"). Winslow Fund shares are not subject to any 12b-1 Fee.

     The 12b-1 Fee is to be paid to the Fund's Distributor, NYLIFE Distributors Inc. ("Distributor"), for services related to the distribution of the Fund's Class A shares. More specifically, the Distribution Plan provides that the Fund is authorized to pay the Distributor a 12b-1 Fee for distribution of Class A shares and for services provided to shareholders of the Class A shares of the Fund. The 12b-1 Fee may be used by the Distributor in connection with any activities or expenses primarily intended to result in the sale of Class A shares of the Fund, including, but not limited to, compensation to registered representatives or other employees of the Distributor and to other broker-dealers that have entered into soliciting dealer agreements with the Distributor. With respect to service activities provided to existing Class A shareholders, the 12b-1 Fee may be used for activities in connection with, among other things, the provision of personal, continuing services to Class A investors in the Fund.

     Under the Distribution Plan, Class A shares of the Large Cap Fund are obligated to pay the 12b-1 Fee in an amount equal to, on an annual basis, 0.25% of the average daily net assets of the Fund's Class A shares. These payments will be calculated daily and paid monthly. The Distribution Plan cannot be amended to increase the amount to be paid under the Plan by the Class A shares without the approval of the outstanding shares of that Class. The Board of Trustees of the Trust will evaluate the appropriateness of the Distribution Plan and its payment terms on a continuing basis and in doing so will consider all relevant factors, including expenses borne by the Distributor and amounts the Distributor receives under the Distribution Plan.

     The Distribution Plan continues in effect for a period of more than one year only so long as that continuance is specifically approved at least annually by a vote of the Board of Trustees of the Trust, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Distribution Plan or any agreements related to it, cast in person at a meeting called for such purpose.

     The Distribution Plan may be terminated at any time with respect to the Large Cap Fund's Class A shares by vote of a majority of the outstanding shares of that Class or by vote of a majority of the Independent Trustees on not more than 30 days' written notice. Any agreement related to the Distribution Plan may be terminated at any time with respect to the Class A shares of the Large Cap Fund, without payment of any penalty, by vote of a majority of the outstanding Class A shares or by vote of a majority of the Independent Board Members, on not more than 60 days' written notice.

                      INFORMATION ABOUT THE REORGANIZATION

THE REORGANIZATION AGREEMENT

     The terms and conditions under which the proposed transaction may be consummated are set forth in the Reorganization Agreement. Significant provisions of the Reorganization Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement and Plan of Reorganization, a copy of which is attached as Exhibit A.

     The Reorganization Agreement provides for (i) the transfer, as of the Closing Date, of all of the assets of the Winslow Fund in exchange for Class A shares of the Large Cap Fund and the assumption by the Large Cap Fund of all of the Winslow Fund liabilities; and (ii) the distribution of Class A shares of the Large Cap Fund to shareholders of the Winslow Fund, as provided for in the Reorganization Agreement. The Winslow Fund will then be liquidated.

     After the Reorganization, each shareholder of the Winslow Fund will own Class A shares of the Large Cap Fund having an aggregate value equal to the aggregate value of the shares in the Winslow Fund held by that shareholder as of the Closing Date. The Winslow Fund offers one share class; the Large Cap Fund offers Class A, Class B, Class C, Class I, Class R1 and Class R2 shares. The Large Cap Fund's Class B, Class C, Class I, Class R1 and Class R2 shares are not affected by the Reorganization and are not discussed in this Proxy Statement/Prospectus.

     Until the Closing Date, shareholders of the Winslow Fund will continue to be able to redeem or exchange their shares. Redemption requests received after the Closing Date will be treated as requests received by the Large Cap Fund for the redemption or exchange of its shares.

     The obligations of the Funds under the Reorganization Agreement are subject to various conditions, including approval of the shareholders of the Winslow Fund. The Reorganization Agreement also requires that each of the Funds take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Agreement. The Reorganization Agreement may be terminated by mutual agreement of the parties or on certain other grounds. Please refer to Exhibit A to review the terms and conditions of the Reorganization Agreement.

REASONS FOR THE REORGANIZATION

     For the reasons discussed below, the Directors, including a majority of the Independent Directors, determined that the interests of the shareholders of the Winslow Fund will not be diluted as a result of the proposed Reorganization, and that the proposed Reorganization is in the best interests of the Fund.

BOARD CONSIDERATIONS

     The Board of Directors of the Company, in recommending the proposed transaction, considered a number of factors, including the following:

     - shareholders of the Winslow Fund will enjoy continuity of portfolio management, as the portfolio management team for the Winslow Fund will act as the sub-adviser for the Large Cap Fund;

     - although Winslow will manage the assets of the Large Cap Fund, NYLIM will be responsible for overall management of the Fund's operations, allowing the Fund to benefit from NYLIM's experience and resources;

     - the investment objectives and strategies of the Large Cap Fund are substantially similar to those of the Winslow Fund;

     - NYLIM has agreed to voluntarily limit the management fee of the Large Cap Fund to 0.75% and to reimburse the Large Cap Fund to the extent that total annual fund operating expenses exceed 1.40% of average daily net assets for Class A shares;

     - the potential for increased economies of scale and other long-term benefits that may result from improved marketing and distribution efforts;

     - ratios and information regarding fees and expenses of the Winslow Fund and the Large Cap Fund, including that the Winslow Fund's shareholders will benefit from a lower management fee for the same level and quality of services, although the total fund operating expenses, after applicable voluntary fee and expense waivers and reimbursements, for the Large Cap Fund (1.40%) will be higher than for the Winslow Fund (1.30%);

     - the Reorganization would not dilute the interests of the Winslow Fund's current shareholders;

     - no fees or expenses will be borne directly or indirectly by the Funds in connection with the merger;

     - tax consequences of the Reorganization to the Winslow Fund and its shareholders, including the tax-free nature of the transaction; and

     - Class A shares of the Large Cap Fund received by the Winslow Fund shareholders in connection with the Reorganization and subsequent investments in the Large Cap Fund by such shareholders will not be subject to an initial sales charge.

              THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                          APPROVE THE REORGANIZATION.

TAX CONSIDERATIONS

     The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended. Accordingly, pursuant to this treatment, neither the Winslow Fund nor its shareholders, nor the Large Cap Fund, are expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Agreement. As a condition to the Closing of the Reorganization, the Funds will receive an opinion from the law firm of Dechert LLP to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. That opinion will be based in part upon certain assumptions and upon certain representations made by the Funds.

     Immediately prior to the Reorganization, the Winslow Fund may pay a dividend or dividends which, together with all previous dividends, will have the effect of distributing to its shareholders all of the Winslow Fund's investment company taxable income for taxable years ending on or prior to the Reorganization (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Reorganization (after reduction for any available capital loss carryforward). Such dividends will be included in the taxable income of the Winslow Fund's shareholders.

     The Winslow Fund shareholders' holding period in the Large Cap Fund shares received in the Reorganization will include such shareholders' holding period of the Winslow Fund shares surrendered in the Reorganization, provided that such shares were held as capital assets. The Winslow Fund shareholders' aggregate basis in the Large Cap Fund shares received in the Reorganization will be the same as shareholders' aggregate basis in the Winslow Fund.

EXPENSES OF THE REORGANIZATION

     The costs of the Reorganization are to borne by NYLIM.

MATERIAL DIFFERENCES IN RIGHTS OF WINSLOW FUND SHAREHOLDERS AND LARGE CAP FUND SHAREHOLDERS

     The Winslow Fund is organized as a series of a Wisconsin corporation and is governed by Articles of Incorporation. The Large Cap Fund is organized as a series of a Massachusetts business trust and is governed by a Declaration of Trust and Bylaws. A summary comparison of the two entities and the rights provided to shareholders of each Fund is provided in Exhibit B.

                               SHAREHOLDER GUIDE

     The following pages are intended to help you understand the costs associated with buying, holding and selling your Large Cap Fund investment. The Large Cap Fund offers Class A, B, C, I, R1 and R2 shares. The discussion that follows is limited to Class A shares, the shares proposed to be distributed to Winslow Fund shareholders if the Reorganization is approved.

CLASS A SHARE CONSIDERATIONS

     - When you invest in Class A shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment (see "Information on Sales Charges"). We also describe below how you may reduce or eliminate the initial sales charge (see "Reducing the Initial Sales Charge on Class A Shares"). CLASS A SHARES OF THE LARGE CAP FUND RECEIVED BY THE WINSLOW FUND SHAREHOLDERS IN CONNECTION WITH THE REORGANIZATION AND SUBSEQUENT INVESTMENTS IN THE LARGE CAP FUND BY SUCH SHAREHOLDERS WILL NOT BE SUBJECT TO AN INITIAL SALES CHARGE.

     - Since some of your investment goes to pay an up-front sales charge when you purchase Class A shares, you purchase fewer shares than you would with the same investment in other share classes. Nevertheless, you're usually better off purchasing Class A shares rather than Class B or Class C shares and paying an up-front sales charge if you:

      - plan to own the shares for an extended period of time, since the higher ongoing service and/or distribution (12b-1) fees on Class B and Class C shares may eventually exceed the cost of the up-front sales charge; or

      - qualify for a reduced or waived sales charge.

INFORMATION ON SALES CHARGES

  CLASS A SHARES

     The initial sales charge you pay when you buy Class A shares differs depending upon the amount you invest, as indicated in the following table. The sales charge may be reduced or eliminated for larger purchases, as described below, or as described under "Sales Charge Reductions and Waivers on Class A Shares." Any applicable sales charge will be deducted directly from your investment. All or a portion of the sales charge may be retained by the Distributor or allocated to your dealer/financial advisor as a concession.

                                             SALES CHARGES AS A PERCENTAGE OF      TYPICAL DEALER
                                             ---------------------------------   CONCESSION AS A %
                                             OFFERING PRICE    NET INVESTMENT    OF OFFERING PRICE
                                             ---------------   ---------------   ------------------
PURCHASE AMOUNT
Less than $50,000..........................       5.50%             5.82%               4.75%
$50,000 to $99,999.........................       4.50%             4.71%               4.00%
$100,000 to $249,999.......................       3.50%             3.63%               3.00%
$250,000 to $499,999.......................       2.50%             2.56%               2.00%
$500,000 to $999,999.......................       2.00%             2.04%               1.75%
$1,000,000 or more *.......................       None              None                None

---------------

* No sales charge applies on investments of $1 million or more, but a CDSC of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase. The Fund's Distributor may pay a commission to dealers on these purchases from its own resources.

REDUCING THE INITIAL SALES CHARGE ON CLASS A SHARES

     You may be eligible to buy Class A shares of the Fund at one of the reduced sales charge rates shown in the table above under the Fund's "Right of Accumulation" or a "Letter of Intent." The Fund reserves the right to modify or eliminate these programs at any time. You may also be eligible for a waiver of the initial sales charge. See "Sales Charge Waivers on Class A Shares," below, for more information.

     - RIGHT OF ACCUMULATION

          A "right of accumulation" allows you to reduce the initial sales charge, as shown in the table above, by combining the amount of your current purchase with the current market value of investments made by you, your spouse, and your children under age 21 in Class A, Class B or Class C shares of most MainStay Funds. You may not include investments in the MainStay Cash Reserves Fund or MainStay Money Market Fund, investments in Class I shares, or your interests in any MainStay Fund held through a 401(k) plan or other employee benefit plan.

          For example, if you currently own $45,000 worth of Class C shares of a MainStay Fund, your spouse owns $50,000 worth of Class B shares of another MainStay Fund, and you wish to invest $10,000 in the Fund, using your right of accumulation you can invest that $10,000 in Class A shares and pay the reduced sales charge rate of 3.50% normally applicable to a $105,000 investment.

          For more information, see "Purchase, Redemption, Exchanges and Repurchase -- Reduced Sales Charges for Class A Shares" in the Statement of Additional Information.

     - LETTER OF INTENT

          Where the right of accumulation allows you to use prior investments to reach a reduced initial sales charge, a "letter of intent" allows you to qualify for a discount by combining your current purchase amount with purchases you, your spouse, or children under age 21 intend to make in the near future. A Letter of Intent is a written statement to the Distributor of your intention to purchase Class A, Class B or Class C shares of one or more MainStay Funds (excluding the MainStay Cash Reserves Fund or MainStay Money Market Fund) over a 24-month period. The total amount of your intended purchases will determine the reduced sales charge rate that will apply to Class A shares of the Funds purchased during that period. You can include purchases made up to 90 days before the date of the Letter of Intent. You can also apply the right of accumulation to these purchases.

          Your Letter of Intent goal must be at least $100,000. Submitting a Letter of Intent does not obligate you to purchase the specified amount of shares. If you do not meet your intended purchase goal, however, the initial sales charge that you paid on your purchases will be recalculated to reflect the actual value of share you purchased. A certain portion of your shares will be held in escrow by the Funds' Transfer Agent for this purpose. For more information, see "Purchase, Redemption, Exchanges and Repurchase -- Letter of Intent (LOI)" in the Funds' Statement of Additional Information.

     - YOUR RESPONSIBILITY

          To receive the reduced sales charge, you must inform the Funds' Distributor of your eligibility and holdings at the time of your purchase, if you are buying shares directly from the Funds. If you are buying shares through a financial intermediary firm, you must tell your financial advisor of your eligibility for Right of Accumulation or a Letter of Intent at the time of your purchase.

          To combine shares of eligible MainStay Funds held in accounts at other intermediaries under your Right of Accumulation or a Letter of Intent, you may be required to provide the Distributor or your financial advisor a copy of each account statement showing your current holdings of each eligible MainStay Fund, including statements for accounts held by you, your spouse, or your minor children, as described above. The Distributor or intermediary through which you are buying shares will combine the value of all your eligible MainStay Fund holdings based on the current offering price per share to determine what Class A sales charge rate you may qualify for on your current purchase. IF YOU DO NOT INFORM THE DISTRIBUTOR OR YOUR FINANCIAL ADVISOR OF ALL OF THE

     HOLDINGS OR PLANNED PURCHASES THAT MAKE YOU ELIGIBLE FOR A SALES CHARGE REDUCTION OR DO NOT PROVIDE REQUESTED DOCUMENTATION, YOU MAY NOT RECEIVE A DISCOUNT TO WHICH YOU ARE OTHERWISE ENTITLED.

     More information on Class A share sales charge discounts is available in the Statement of Additional Information (see "Purchase, Redemption, Exchanges and Repurchase"), which is available free from the Funds upon request, or on the internet at www.mainstayfunds.com (under the "Shareholder Services" tab).

SALES CHARGE WAIVERS ON CLASS A SHARES

  GROUP RETIREMENT PLAN PURCHASES

     You will not pay an initial sales charge if you purchase shares through a group retirement plan (other than non-ERISA 403(b)(7) plans and IRA plans) that meets certain criteria, including:

     - 50 or more participants; or

     - an aggregate investment in shares of any class of the Funds of $1,000,000 or more.

     If your plan currently holds Class B shares, please consult your recordkeeper or other plan administrative service provider concerning their ability to maintain shares in two different classes.

  PURCHASES THROUGH FINANCIAL SERVICES FIRMS

     You may be eligible for elimination of the initial sales charge if you purchase shares through a financial services firm (such as a broker-dealer, investment advisor or financial institution) that has a contractual arrangement with the Distributor. The Funds have authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, it is considered received by the Fund and will be priced at the next computed NAV. Financial services firms may charge transaction fees or other fees and may modify other features such as minimum investment amounts and exchange privileges. Please read their program materials for any special provisions or additional service features that may apply to investing in the Funds through these firms.

  529 PLANS

     When shares of the Funds are sold to a qualified tuition program operating under Section 529 of the Internal Revenue Code, such a program may purchase Class A shares without an initial sales load.

  OTHER WAIVERS

     There are other categories of purchasers who do not pay initial sales charges on Class A shares, such as personnel of the Funds and of New York Life and their affiliates or shareholders who owned shares of the Service Class of any Fund as of December 31, 2003. These categories are described in the Statement of Additional Information.

  CONTINGENT DEFERRED SALES CHARGE

     If your initial sales charge is eliminated, we may impose a CDSC of 1% if you redeem or exchange your shares within one year. The Fund's Distributor may pay a commission to dealers on these purchases from its own resources. For more information about these considerations, call your financial advisor or the Funds' transfer agent, MainStay Shareholder Services ("MSS"), a division of NYLIM Service Company LLC and an affiliate of New York Life Investment Management LLC, toll-free at 1-800-MAINSTAY (1-800-624-6782), and read the information under "Purchase, Redemption, Exchanges and Repurchase -- Contingent Deferred Sales Charge, Class A" in the Statement of Additional Information.

INFORMATION ON FEES

  RULE 12B-1 PLANS

     The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940 for certain classes of shares pursuant to which service and/or distribution fees are paid to the Distributor. The Class A 12b-1 plan provides for payment for distribution or service activities of up to 0.25% of the average annual net assets of Class A shares of the Fund. The distribution fee is intended to pay the Distributor for distribution services, which include any activity or expense primarily intended to result in the sale of Fund shares. The service fee is paid to the Distributor for providing shareholders with personal services and maintaining shareholder accounts. The Distributor may pay all or a portion of the 12b-1 fee to your investment professional. Because Rule 12b-1 fees are ongoing, over time they will increase the cost of an investment in the Fund and may cost more than other types of sales charges.

  COMPENSATION TO DEALERS

     Financial intermediary firms and their associated financial advisors are paid in different ways for the services they provide to the Fund and shareholders. Such compensation varies depending upon the amount invested, the share class purchased, the amount of time that shares are held, and/or the services provided.

     - The Distributor pays sales concessions to dealers, as described in the tables under "Information on Sales Charges" above, on the purchase price of Class A shares sold subject to a sales charge. The Distributor retains the difference between the sales charge that you pay and the portion that is paid to dealers as a sales concession.

     - The Distributor or an affiliate, from its own resources, pays a sales concession of up to 1.00% on the purchase price of Class A shares, sold at net asset value, to dealers at the time of sale.

     - The Distributor pays, pursuant to a 12b-1 plan, distribution-related and other service fees to qualified dealers for providing certain shareholder services.

     - In addition to payments described above, the Distributor or an affiliate, from its own resources, pays other significant amounts to certain financial intermediary firms, including an affiliated broker-dealer, in connection with the sale of Fund shares and/or shareholder or account servicing arrangements. These sales and/or servicing fee arrangements vary and may amount to payments of up to 0.40% on new sales and/or up to 0.20% annually on assets held.

     - The Distributor or an affiliate may sponsor training or informational meetings or provide other non-monetary benefits for financial intermediary firms and their associated financial advisors.

     Payments made from the Distributor's or an affiliate's own resources do not change the purchase price of shares, the amount of shares that your investment purchases, the value of your shares, or the proceeds of any redemptions. For more information regarding any of the types of compensation described above, see the Statement of Additional Information or consult with your financial intermediary firm or financial advisor.

BUYING, SELLING AND EXCHANGING MAINSTAY SHARES

  HOW TO OPEN YOUR MAINSTAY ACCOUNT

  Class A Shares

     Return your completed MainStay Funds application in GOOD ORDER with a check payable to the MainStay Funds for the amount of your investment to your financial advisor or directly to the Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401. If your initial investment is at least $5,000, have your financial advisor place your order by phone. If you place your order by phone, MSS must receive your completed application and check in good order within three business days. GOOD ORDER means all the necessary information, signatures and documentation have been fully completed.

  All Classes

     You buy shares at net asset value (NAV) plus any applicable sales charge. NAV is generally calculated as of the close of regular trading (usually 4 pm eastern time) on the New York Stock Exchange (the "Exchange") every day the Exchange is open. When you buy shares, you must pay the NAV next calculated after MSS receives your order in good order. Alternatively, MainStay Funds has arrangements with certain financial intermediary firms such that purchase orders through these entities are considered received in good order when received by the financial intermediary firm together with the purchase price of the shares ordered. The order will then be priced at a Fund's NAV next computed after acceptance by these entities. Such financial intermediary firms are responsible for timely transmitting the purchase order to the Funds.

     When you open your account, you may also want to choose certain buying and selling options, including transactions by wire. In most cases, these choices can be made later in writing, but it may be quicker and more convenient to decide on them when you open your account.

     To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund, or your financial advisor on their behalf, must obtain the following information for each person who opens a new account:

     - Name;

     - Date of birth (for individuals);

     - Residential or business street address (although post office boxes are still permitted for mailing); and

     - Social security number, taxpayer identification number, or other identifying number.

     You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

     FEDERAL LAW PROHIBITS THE FUND AND OTHER FINANCIAL INSTITUTIONS FROM OPENING A NEW ACCOUNT UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE.

     After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

INVESTMENT MINIMUMS

     The following minimums apply if you are investing in the Fund. A minimum initial investment amount may be waived for purchases by the Board, Directors and employees of New York Life and its affiliates and subsidiaries. The Fund may also accept additional investments of smaller amounts at their discretion.

  CLASS A SHARES

     The following minimums apply if you are investing in Class A shares of the Large Cap Fund:

     - $1,000 for initial and $50 for subsequent purchases of the Fund, or

     - if through a monthly systematic investment plan, $500 for initial and $50 for subsequent purchases.

BUYING AND SELLING MAINSTAY SHARES

 OPENING YOUR ACCOUNT -- INDIVIDUAL SHAREHOLDERS

                            HOW                                    DETAILS
                            ---                                    -------
BY WIRE:   You or your registered representative    The wire must include:
           should call MSS toll-free at
           1-800-MAINSTAY (1-800-624-6782) to       - name(s) of investor(s);
           obtain an account number and wiring
           instructions. Wire the purchase amount   - your account number; and
           to:
                                                    - Fund Name and Class of shares.
           State Street Bank and Trust Company
                                                    Your bank may charge a fee for the
           - ABA #011-0000-28                       wire transfer.
           - MainStay Funds (DDA #99029415)
           - Attn: Custody and Shareholder
           Services
           To buy shares the same day, MSS must
           receive your wired money by 4 pm
           eastern time.

BY PHONE:  Have your investment professional call   MSS must receive your application and
           MSS toll-free at 1-800-MAINSTAY          check, payable to MainStay Funds, in
           (1-800-624-6782) between 8 am and 6 pm   good order within three business days.
           eastern time any day the New York        If not, MSS can cancel your order and
           Stock Exchange is open. Call before 4    hold you liable for costs incurred in
           pm eastern time to buy shares at the     placing it.
           current day's NAV.
                                                    - $5,000 minimum.
                                                    Be sure to write on your check:
                                                    - Fund name and class of shares;
                                                    - your account number; and
                                                    - name(s) of investor(s).

BY MAIL:   Return your completed MainStay Funds     Make your check payable to: MainStay
           Application with a check for the         Funds
           amount of your investment to:
           MainStay Funds                           - $1,000 minimum
           P.O. Box 8401
           Boston, MA 02266-8401                    Be sure to write on your check:
                                                    - name(s) of investor(s)
                                                    - Fund name and class of shares

BUYING ADDITIONAL SHARES OF THE FUND -- INDIVIDUAL SHAREHOLDERS

                                HOW                                DETAILS
                                ---                                -------
BY WIRE:         Wire the purchase amount to:         The wire must include:
                 State Street Bank and Trust
                 Company                              - name(s) of investor(s);
                 - ABA #011-0000-28                   - your account number; and
                 - MainStay Funds (DDA #99029415)     - Fund Name and Class of shares.
                 - Attn: Custody and Shareholder      Your bank may charge a fee for the
                   Services.                          wire transfer.
                 To buy shares the same day, MSS
                 must receive your wired money by 4
                 pm eastern time.

ELECTRONICALLY:  Call MSS toll-free at                Eligible investors can purchase
                 1-800-MAINSTAY (1-800-624-6782)      shares by using electronic debits
                 between 8 am and 6 pm eastern time   from a designated bank account.
                 any day the New York Stock
                 Exchange is open to make an ACH
                 purchase; call before 4 pm to buy
                 shares at the current day's NAV;
                 or
                 Visit us at www.mainstayfunds.com.

BY MAIL:         Address your order to:               Make your check payable to
                 MainStay Funds                       MainStay Funds.
                 P.O. Box 8401
                 Boston, MA 02266-8401                - $50 minimum
                 Send overnight orders to:            Be sure to write on your check:
                 MainStay Funds                       - name(s) of investor(s);
                 c/o Boston Financial
                 Data Services                        - your account number; and
                 66 Brooks Drive
                 Braintree, MA 02184                  - Fund Name and Class of shares.

SELLING SHARES -- INDIVIDUAL SHAREHOLDERS

                            HOW                                    DETAILS
                            ---                                    -------
BY CONTACTING YOUR INVESTMENT DEALER:               - You may sell (redeem) your shares
                                                      through your Investment Dealer or by
                                                      any of the methods described below.

BY PHONE:  TO RECEIVE PROCEEDS BY CHECK:            - MSS will only send checks to the
           Call MSS toll-free at 1-800-MAINSTAY     account owner at the owner's address
           (1-800-624-6782) between 8 am and 6 pm     of record and generally will not
           eastern time any day the New York          send checks to addresses on record
           Stock Exchange is open. Call before 4      for 30 days or less.
           pm eastern time to sell shares at the
           current day's NAV.                       - The maximum order MSS can process by
                                                      phone is $100,000.
           TO RECEIVE PROCEEDS BY WIRE:             - Generally, after receiving your sell
           Call MSS toll-free at 1-800-MAINSTAY     order by phone, MSS will send the
           (1-800-624-6782) between 8 am and 6 pm     proceeds by bank wire to your
           eastern time any day the New York          designated bank account the next
           Stock Exchange is open.                    business day, although it may take
           Eligible investors may sell shares and     up to seven days to do so. Your bank
           have proceeds electronically credited      may charge you a fee to receive the
           to a designated bank account.              wire transfer.
                                                    - MSS must have your bank account
                                                      information on file.
                                                    - The minimum wire transfer amount is
                                                      $1,000.
           TO RECEIVE PROCEEDS ELECTRONICALLY BY    - MSS must have your bank information
           ACH:                                     on file.
           Call MSS toll-free at 1-800-MAINSTAY
           (1-800-624-6782) between 8 am and 6 pm   - Proceeds may take 2-3 days to reach
           eastern time any day banks and the       your bank account.
           New York Stock Exchange are open.
                                                    - There is no fee from MSS for this
                                                      transaction.

BY MAIL:   Address your order to:                   Write a letter of instruction that
                                                    includes:
           MainStay Funds
           P.O. Box 8401                            - your name(s) and signature(s);
           Boston, MA 02266-8401
                                                    - your account number;
           Send overnight orders to:
                                                    - Fund name and Class of shares; and
           MainStay Funds
           c/o Boston Financial                     - dollar or share amount you want to
           Data Services                            sell.
           66 Brooks Drive
           Braintree, MA 02184                      Obtain a medallion signature guarantee
                                                    or other documentation, as required.
                                                    There is a $15 fee for checks mailed
                                                    to you via overnight service.

TELEPHONE REDEMPTION PRIVILEGES

     Convenient, Yes . . . But Not Risk-Free. Telephone redemption privileges are convenient, but you give up some security. When you sign the application to buy shares, you agree that the Fund will not be liable for following phone instructions that they reasonably believe are genuine. When using the MainStay Audio Response System or the internet, you bear the risk of any loss from your errors unless the Fund or MSS fail to use established safeguards for your protection. These safeguards are among those currently in place at MainStay
Funds:

     - all phone calls with service representatives are tape recorded, and

     - written confirmation of every transaction is sent to your address of record.

     MSS and the Funds reserve the right to shut down the MainStay Audio Response System or the system might shut itself down due to technical problems.

REDEMPTIONS-IN-KIND

     The Fund reserves the right to pay certain large redemptions, either totally or partially, by a distribution-in-kind of securities (instead of cash) from the Fund's portfolio.

THE REINVESTMENT PRIVILEGE MAY HELP YOU AVOID SALES CHARGES

     When you sell shares, you have the right -- for 90 days -- to reinvest any or all of the money in the same class of any MainStay Fund without paying another sales charge (as long as those shares haven't been reinvested already). If you paid a sales charge when you redeemed you'll receive a pro rata credit for reinvesting.

     Reinvestment won't relieve you of any tax consequences on gains realized from a sale. The deductions for losses may, however, be denied and, in some cases, sales charges may not be taken into account in computing gains or losses if the reinvestment privilege is exercised.

SHAREHOLDER SERVICES

  AUTOMATIC SERVICES

     Buying or selling shares automatically is easy with the services described below. You select your schedule and amount, subject to certain restrictions. You can set up most of these services on your application by accessing your shareholder account on the internet at www.mainstayfunds.com, contacting your Investment Dealer for instructions, or by calling MSS toll-free at 1-800-MAINSTAY (1-800-624-6782) for a form.

  SYSTEMATIC INVESTING -- INDIVIDUAL SHAREHOLDERS ONLY

     MainStay offers three automatic investment plans:

  1.  AUTOINVEST

     If you obtain authorization from your bank, you can automatically debit your designated bank account to:

     - make regularly scheduled investments; and/or

     - purchase shares whenever you choose.

  2.  DIVIDEND REINVESTMENT

     Automatically reinvest dividends and distributions from one MainStay Fund into the same Fund or the same Class of any other MainStay Fund.

  3.  PAYROLL DEDUCTIONS

     If your employer offers this option, you can make automatic investments through payroll deduction.

  SYSTEMATIC WITHDRAWAL PLAN -- INDIVIDUAL SHAREHOLDERS ONLY

     Withdrawals must be at least $100. You must have at least $10,000 in your account at the time of the initial request and shares must not be in certificate form.

     The Funds will not knowingly permit systematic withdrawals if, at the same time, you are making systematic investments.

  EXCHANGING SHARES AMONG MAINSTAY FUNDS -- INDIVIDUAL SHAREHOLDERS ONLY

     You exchange shares when you sell all or a portion of shares in one MainStay Fund and use the proceeds to purchase shares of the same class of another MainStay Fund at NAV. An exchange of shares of one MainStay Fund for shares of another MainStay Fund will be treated as a sale of shares of the first MainStay Fund and as a purchase of shares of the second MainStay Fund. Any gain on the transaction may be subject to taxes. You may make exchanges from one MainStay Fund to another by phone. There is also a systematic exchange program that allows you to make regularly scheduled, systematic exchanges from one MainStay Fund to the same class of another. When you redeem exchanged shares without a corresponding purchase of another MainStay Fund, you may have to pay any applicable contingent deferred sales charge. You may not exchange shares between classes. If you sell Class B or Class C shares and then buy Class A shares, you may have to pay a deferred sales charge on the Class B or Class C shares, as well as pay an initial sales charge on the purchase of Class A shares. In addition, the holding period for purposes of determining conversion of Class B shares into Class A shares stops until you exchange back into Class B shares of another MainStay Fund.

     You also may exchange shares of the Fund for shares of the same class, if offered, of any of the following funds, which are offered in different prospectuses:

- MainStay All Cap Growth Fund
- MainStay All Cap Value Fund
- MainStay Asset Manager Fund
- MainStay Balanced Fund
- MainStay Capital Appreciation Fund
- MainStay Cash Reserves Fund
- MainStay Common Stock Fund
- MainStay Convertible Fund
- MainStay Diversified Income Fund
- MainStay Floating Rate Fund
- MainStay Global High Income Fund
- MainStay Government Fund
- MainStay High Yield Corporate Bond Fund
- MainStay Indexed Bond Fund
- MainStay Intermediate Term Bond Fund
- MainStay International Equity Fund
- MainStay MAP Fund
- MainStay Mid Cap Growth
- MainStay Mid Cap Opportunity Fund
- MainStay Mid Cap Value Fund
- MainStay Money Market Fund
- MainStay S&P 500 Index Fund
- MainStay Small Cap Growth Fund
- MainStay Small Cap Opportunity Fund
- MainStay Small Cap Value Fund
- MainStay Short Term Bond Fund
- MainStay Tax-Free Bond Fund
- MainStay Total Return Fund
- MainStay Value Fund

     Before making an exchange request, read the prospectus of the fund you wish to purchase by exchange. You can obtain a prospectus for any fund by contacting your broker, financial advisor or other financial institution or by calling MainStay Funds at 1-800-MAINSTAY (1-800-624-6782).

     You may not exchange shares of one MainStay Fund for shares of another MainStay Fund that is closed to new investors unless you are already a shareholder of that Fund. You may not exchange shares of one MainStay Fund for shares of another MainStay Fund that is closed to new share purchases.

     The exchange privilege is not intended as a vehicle for short term trading, nor is the Fund designed for professional market timing organizations or other entities or individuals that use programmed frequent exchanges in response to market fluctuations. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. Accordingly, in order to maintain a stable asset base in the Fund MSS reserves the right to refuse any purchase or exchange requests that could adversely affect the Fund or its operations, including those from any individual or group who, in the Fund's judgment, is likely to, or actually engages in, excessive trading. See the section headed "Excessive Purchases and Redemptions or Exchanges" below.

     In order to reduce Fund administrative expenses borne by the Fund in connection with exchanges of shares, five exchanges per account are permitted in each calendar year without the imposition of any transaction fee; subsequently, a $10 processing fee payable to the Fund's transfer agent will be assessed per exchange and additional exchange requests may be denied. The processing fee will not be charged on systematic exchanges, on exchanges processed via the Fund's audio response system, on exchanges processed on the MainStay website, and on certain accounts, such as retirement plans and broker omnibus accounts where no participant is listed or for which tracking data is not available.

     The Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange.

     MSS tries to make investing easy by offering a variety of programs to buy, sell and exchange Fund shares. These programs make it convenient to add to your investment and easy to access your money when you need it.

     Selling and exchanging shares may result in a gain or loss and therefore may be subject to taxes. Consult your tax adviser on the consequences.

  INVESTING FOR RETIREMENT

     You can purchase shares of they Fund for retirement plans providing tax-deferred investments for individuals and institutions. You can use the Fund in established plans or the Distributor may provide the required plan documents for selected plans. A plan document must be adopted for a plan to be in existence.

     Custodial services are for IRA, Roth IRA, SEP, SARSEP, and Coverdell Education Savings Accounts (CESA) as well as SEP, SARSEP, and Simple IRA plans and for 403(b)(7) TSA Custodial Accounts. Plan administration is also available for select qualified retirement plans. An investor should consult with his or her tax adviser before establishing any tax-deferred retirement plan.

GENERAL POLICIES

  BUYING SHARES

     - All investments must be in U.S. dollars with funds drawn on a U.S. bank. We will not accept payment in the following forms: travelers checks, money orders, credit card convenience checks, cash, cashier's checks or starter checks.

     - MSS does not accept third-party checks, and it reserves the right to limit the number of checks processed at one time. If your investment check or ACH purchase does not clear, your order will be canceled and your account will be responsible for any losses of fees the Fund incurs as a result. Your account will be charged a $20 fee for each returned check or ACH purchase. In addition, the Fund may also redeem shares to cover any losses it incurs as a result. If an AutoInvest payment is returned unpaid for two consecutive periods, the privilege will be suspended until you notify us to reinstate it.

     - The Fund may, in its discretion, reject any order for the purchase of shares.

     - To limit the Fund's expenses, we no longer issue share certificates.

  SELLING SHARES

     - If you have share certificates, you must return them with a written redemption request.

     - Your shares will be sold at the next NAV calculated after MSS receives your request in good order. MSS will make the payment within seven days after receiving your request in good order.

     - If you buy shares by check or by ACH purchase and quickly decide to sell them the Fund may withhold payment for 10 days from the date the check or ACH purchase order is received.

     - When you sell certain Class A shares, the Fund will recover any applicable sales charges either by selling additional shares, if available, or by reducing your proceeds by the amount of those charges.

     - There will be no redemption during any period in which the right of redemption is suspended or date of payment is postponed because the Exchange is closed or trading on the New York Stock Exchange is restricted or the SEC deems an emergency to exist.

     - Unless you decline telephone privileges on your application, you may be responsible for any fraudulent telephone order as long as MSS takes reasonable measures to verify the order.

     - Reinvestment won't relieve you of any tax consequences on gains realized from a sale. The deductions or losses, however, may be denied.

     - MSS requires a written order to sell shares if an account has submitted a change of address during the previous 30 days.

     - MSS may require a written order to sell shares and a Medallion signature guarantee if:

      - MSS does not have on file required bank information to wire funds;

      - the proceeds from the sale will exceed $100,000;

      - the proceeds of the sale are to be sent to an address other than the address of record; or

      - the proceeds are to be payable to someone other than the account holder(s).

     - In the interests of all shareholders, the Fund reserves the right to:

      - change or discontinue their exchange privileges upon notice to shareholders, or temporarily suspend this privilege without notice under extraordinary circumstances;

      - change or discontinue the systematic withdrawal plan upon notice to shareholders;

      - close accounts with balances less than $500 invested in Class A (by redeeming all shares held and sending proceeds to the address of record); and/or

      - change the minimum investment amounts.

ADDITIONAL INFORMATION

     You may receive confirmation statements that describe your transaction. You should review the information in the confirmation statements carefully. If you notice an error, you should call your Investment Dealer or MSS immediately. If you or your Investment Dealer fails to notify MSS within one year of the transaction, you may be required to bear the costs of correction.

     The policies and fees described in this Prospectus govern transactions with the MainStay Funds. When you invest through a third party -- bank, broker, 401(k), financial adviser, or supermarket -- there may be transaction fees for, and you may be subject to, different investment minimums or limitations on buying or selling shares. Accordingly, the net yield to investors who purchase through financial intermediaries may be less than the net yield earned by investors who invest in the Fund directly. Consult a representative of your plan or Investment Dealer if in doubt.

     From time to time the MainStay Funds may close and reopen any of the Funds to new investors or new share purchases at its discretion. If a Fund is closed, either to new investors or new share purchases, and you redeem your total investment in the Fund, your account will be closed and you will not be able to make any additional investments in the Fund. If a Fund is closed to new investors, you may not exchange shares from other MainStay Funds for shares of that Fund unless you are already a shareholder of such Fund.

MEDALLION SIGNATURE GUARANTEES

     A Medallion signature guarantee helps protect against fraud. To protect your account, the Fund and MSS from fraud, Medallion signature guarantees are required to enable MSS to verify the identity of the person who has authorized redemption proceeds to be sent to a third party or a bank not previously established on the account. Medallion signature guarantees are also required for redemptions of $100,000 or more from an account, and for share transfer requests. Medallion signature guarantees must be obtained from certain eligible financial institutions that are participants in the Securities Transfer Association Medallion Program (STAMP), the Stock Exchange Medallion Program
(SEMP), or the New York Stock Exchange Medallion Signature Program (MSP). Eligible guarantor institutions provide Medallion signature guarantees that are covered by surety bonds in various amounts. It is your responsibility to ensure that the Medallion signature guarantee that you acquire is sufficient to cover the total value of your transaction(s). If the surety bond amount is not sufficient to cover the requested transaction(s), the Medallion signature guarantee will be rejected.

     Signature guarantees that are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable. Shareholders may contact their Investment Dealer or the Fund toll-free at 1-800-MAINSTAY (1-800-624-6782) for further details.

  DETERMINING THE FUND'S SHARE PRICES (NAV) AND THE VALUATION OF SECURITIES

     The Fund generally calculates the value of its investments (also known as its net asset value, or NAV) at the close of regular trading on the New York Stock Exchange (usually 4:00 pm eastern time) every day the Exchange is open. The net asset value per share for a class of shares is determined by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class outstanding on that day. The value of the Fund's investments is generally based on current market prices. If current market values are not available or, in the judgment of the Manager, do not accurately reflect the fair value of a security, investments will be valued by another method that the Board believes in good faith accurately reflects fair value. Changes in the value of the Fund's securities after the close of regular trading will not be reflected in the calculation of NAV unless the Manager or Subadviser deems a particular event would materially affect NAV. In this case, an adjustment in the valuation of the securities may be made. The Fund may invest in portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. The NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem shares.

     The Board has adopted valuation procedures for the Fund and has delegated day-to-day responsibility for fair value determinations to the Fund's Valuation Committee. Determinations of the Valuation Committee are subject to review and ratification by the Board at its next scheduled meeting after the fair valuations are determined. Fair value determinations may be based upon developments related to a specific security or events affecting securities markets. Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

     The Fund expects to use fair value pricing for securities actively traded on U.S. exchanges only under very limited circumstances. The Fund may use fair value pricing more frequently for foreign securities. Where foreign securities markets close earlier than U.S. markets, the value of the securities may be affected by significant events or volatility in the U.S. markets occurring after the close of those foreign securities markets. To account for this, the Fund's fair valuation procedures may include a procedure whereby foreign securities may be valued based on third-party vendor modeling tools to the extent available.

  EXCESSIVE PURCHASES AND REDEMPTIONS OR EXCHANGES

     The interests of a Fund's shareholders and the Fund's ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges of Fund shares over the short term. When large dollar amounts are involved, excessive trading may disrupt efficient implementation of a Fund's investment strategies or negatively impact Fund performance. For example, the Manager or a Fund's Subadvisor might have to maintain more of a Fund's assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions. By realizing profits through short-term trading, shareholders that engage in excessive purchases and redemptions or exchanges of Fund shares may dilute the value of shares held by long-term shareholders. Funds investing in securities that are thinly traded, trade infrequently, or are relatively illiquid (such as foreign securities, high yield debt securities and small cap securities) may attract investors seeking to profit from short-term trading strategies that exploit the special valuation issues applicable to these types of holdings to a greater degree than other types of funds, and thus, may be more vulnerable to the risks associated with such activity.

     The Funds are not intended to be used as a vehicle for short-term trading, and the Funds' Board of Trustees has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of Fund shares in order to protect long-term Fund shareholders. The Funds reserve the right to restrict, reject or cancel, without prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any investor's financial intermediary firm. Any such rejection or cancellation of an order placed through a financial intermediary will occur, under normal circumstances, within one business day of the financial intermediary transmitting the order to the Funds. In addition, the Funds reserve the right to reject, limit, or impose other conditions on purchases or exchanges or to close or otherwise limit accounts based on a history of frequent purchases and redemptions of Fund shares that could adversely affect a Fund or its operations, including those from any individual or group who, in the Funds' judgment, is likely to harm Fund shareholders. Pursuant to the Funds' polices and procedures, a Fund may permit short-term purchases or exchanges that it believes, in the exercise of its judgment, are not disruptive or harmful to the Fund's long-term shareholders. For example, transactions conducted through systematic investment or withdrawal plans, trades within a money market fund and routine allocation and rebalancing activities made by an asset allocation fund that is affiliated with the Funds are not subject to the surveillance procedures. Any additional exceptions are subject to the advance approval by the Trust's chief compliance officer, among others, and are subject to Board oversight.

     The Funds, through MSS and the Distributor, maintain surveillance procedures to detect excessive or frequent trading in Fund shares. As part of this surveillance process, the Funds examine transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. The Funds also may consider the history of trading activity in all accounts known to be under common ownership, control, or influence. Among other things, to the extent identified, a Fund will place a "block" on any account if, during any 60-day period, there is (1) a purchase or exchange into the account following a redemption or exchange from such account or (2) a redemption or exchange from the account following a purchase or exchange into such account. An account that is blocked will not be permitted to place future purchase or exchange requests for an additional 60 day period in that Fund. The Funds may modify their surveillance procedures and criteria from time to time without prior notice, as necessary or appropriate to improve the detection of excessive or frequent trading or to address specific circumstances.

     In addition to these measures, the Funds may from time to time impose a redemption fee on redemptions or exchanges of Fund shares made within a certain period of time in order to deter short-term trading and to offset certain costs associated with short-term trading, which fee will be described in the Funds' Prospectus.

     While the Funds discourage excessive short-term trading, there is no assurance that the Funds or their procedures will be able to effectively detect market timing activity or participants engaging in such activity, or, if it is detected, to prevent its recurrence. The Funds' ability to reasonably detect all such trading may be limited, for example, where such trading is conducted through omnibus and similar account arrangements. In the case of omnibus accounts there is no assurance that each financial intermediary that carries an omnibus account will cooperate with the Funds to assist in monitoring and detecting market timing and excessive trading activities. Where a financial intermediary does not cooperate, the Funds may review and determine whether it is in the best interest of the Funds to continue to maintain a selling agreement with such financial intermediary, or whether such agreement should be terminated. The Funds have no arrangements to permit or accommodate frequent or excessive short-term trading.

  PORTFOLIO HOLDINGS INFORMATION

     A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities holdings is available in the Funds' Statement of Additional Information. MainStay Funds publish quarterly a list of the Fund's ten largest holdings (approximately 15 days after the end of each fiscal quarter) and publish monthly a complete schedule of the Fund's portfolio holdings (approximately 30 days after the end of each month) on the internet at www.mainstayfunds.com. You may also obtain this information by calling toll-free 1-800-MAINSTAY (1-800-624-6782). The Fund's complete portfolio holdings information is also provided in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q.

FUND EARNINGS

  DIVIDENDS AND INTEREST

     The Fund earns either dividends from stocks, interest from bonds and other securities, or both. The dividends paid by the Fund will vary based on the income from its investments and the expenses incurred by the Fund.

  WHEN THE FUND PAYS DIVIDENDS

     The Fund declares and distributes any dividends quarterly. Dividends are normally paid on the first business day of each month after a dividend is declared.

     MSS reserves the right to automatically reinvest dividend distributions of less than $10.

     If you prefer to reinvest dividends and/or capital gains in another MainStay Fund, you must first establish an account in that class of shares of the Fund. There is no sales charge on shares purchased through automatic reinvestment of dividends or capital gains.

     Seek Professional Assistance. Your investment professional can help you keep your investment goals coordinated with your tax considerations. But for tax counsel, always rely on your tax adviser. For additional information on federal, state and local taxation, see the Statement of Additional Information.

  CAPITAL GAINS

     The Fund earns capital gains when it sells securities at a profit.

  WHEN THE FUNDS PAY CAPITAL GAINS

     The Fund will normally distribute any capital gains to shareholders in December.

  HOW TO TAKE YOUR EARNINGS

     You may receive your portion of MainStay Fund earnings in one of seven ways. You can make your choice at the time of application, and change it as often as you like by notifying your Investment Dealer or the Fund directly. The seven choices are:

     1. Reinvest dividends and capital gains in:

      - the same Fund or

      - another MainStay Fund of your choice (other than a Fund that is closed, either to new investors or to new share purchases).

     2. Take the dividends in cash and reinvest the capital gains in the same Fund.

     3. Take the capital gains in cash and reinvest the dividends in the same Fund.

     4. Take a percentage of dividends or capital gains in cash and reinvest the remainder in the same Fund.

     5. Take dividends and capital gains in cash.

     6. Reinvest all or a percentage of the capital gains in another MainStay Fund (other than a Fund that is closed, either to new investors or to new share purchases) and reinvest the dividends in the original Fund.

     7. Reinvest all or a percentage of the dividends in another MainStay Fund (other than a Fund that is closed, either to new investors or to new share purchases) and reinvest the capital gains in the original Fund.

     If you do not make one of these choices on your application, your earnings will be automatically reinvested in the same class of shares of the same Fund.

UNDERSTAND THE TAX CONSEQUENCES

  MOST OF YOUR EARNINGS ARE TAXABLE

     Virtually all of the dividends and capital gains distributions you receive from the Fund are taxable, whether you take them as cash or automatically reinvest them. The Fund's realized earnings are taxed based on the length of time the Fund holds its investments, regardless of how long you hold Fund shares. If the Fund realizes long-term capital gains, the earnings distributions are taxed as long-term capital gains; earnings from short-term capital gains and income generated on debt investments and other sources are generally taxed as ordinary income upon distribution. Earnings of the Fund, if any, will generally be a result of capital gains that may be taxed as either long-term capital gains or short-term capital gains (taxed as ordinary income). Earnings generated by interest received on fixed income securities generally will be a result of income generated on debt investments and will be taxable as ordinary income.

     For individual shareholders, a portion of the dividends received from the Fund may be treated as "qualified dividend income," which is currently taxable to individuals at a maximum rate of 15%, to the extent that the Fund receives qualified dividend income from domestic corporations and certain qualified foreign corporations and that certain holding period and other requirements are met. The shareholder must also satisfy a more than 90 day holding period requirement with respect to each distribution of qualified dividends in order to qualify for the 15% rate on such distribution. Since many of the stocks in which the Fund invests do not pay significant dividends, it is not likely that a substantial portion of the distributions by the Fund will qualify for the 15% maximum rate. For corporate shareholders, a portion of the dividends received from the Fund may qualify for the corporate dividends received deduction.

     Buy After The Dividend Payment. Avoid buying shares shortly before a dividend payment. Part of your investment may be returned in the form of a dividend, which may be taxable.

     Do Not Overlook Sales Charges. The amount you pay in sales charges reduces gains and increases losses for tax purposes.

     MSS will mail your tax report each year by January 31. This report will tell you which dividends and redemption proceeds should be treated as taxable ordinary income, which, if any, as tax-exempt income, and which, if any, as long-term capital gains.

     The Fund may be required to withhold U.S. Federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Such withholding is not an additional tax and any amounts withheld may be credited against your U.S. Federal income tax liability.

  EXCHANGES

     An exchange of shares of one MainStay Fund for shares of another will be treated as a sale of shares of the first MainStay Fund and a purchase of shares of the second MainStay Fund. Any gain on the transaction may be subject to taxes.

                ADDITIONAL INFORMATION ABOUT THE LARGE CAP FUND

INVESTMENT ADVISER

     NYLIM, 169 Lackawanna Avenue, Parsippany, NJ 07054, serves as the Manager and administrator to the Large Cap Fund. In conformity with the stated policies of the Fund, NYLIM administers the Fund's business affairs and manages the investment operations of the Fund and the composition of the portfolio of the Fund, subject to the supervision of the Board of Trustees of the Trust. The Manager commenced operations in April 2000 and is an independently managed, wholly-owned subsidiary of New York Life Insurance Company. The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund.

     Winslow Capital Management, Inc. is the subadviser to the Fund. Under the supervision of the Manager, the Subadviser is responsible for making the specific decisions about buying, selling and holding securities; selecting and negotiating with brokers and brokerage firms; and maintaining accurate records for the Fund. For these services, the Subadviser is paid a monthly fee by the Manager, not the Fund. The Funds' Trustees oversee the management and operations of the Funds.

     Winslow Capital Management, Inc. ("Winslow"), 4720 IDS Tower, 80 South Eighth Street, Minneapolis, Minnesota, has been an investment adviser since 1992, and as of September 30, 2004 managed approximately $700 million in assets. Winslow Capital Management, Inc. is controlled by Clark J. Winslow. The investment team of Winslow Capital Management, Inc., is jointly and primarily responsible for the day-to-day management of the Fund's portfolio. The members of the investment team serving as portfolio manager for the Winslow Fund and the Large Cap Fund are Clark J. Winslow, Justin Kelly and Bart Wear.

PORTFOLIO MANAGERS

     Clark J. Winslow -- Mr. Winslow has served as the Chief Executive Officer and a portfolio manager of Winslow since 1992. Mr. Winslow has 38 years of investment experience and has managed portfolios since 1975. He began his career as an institutional research analyst in 1966. Mr. Winslow has a B.A. from Yale University and an M.B.A. from the Harvard Business School.

     Justin Kelly, CFA -- Mr. Kelly is a Managing Director of Winslow with responsibility for research of technology stocks. Previously, he was a Vice President co-head of the Technology Team at Investment Advisers, Inc. in Minneapolis from 1997-1999. For the prior four years, he was an investment banker in New York City for Prudential Securities and then Salomon Brothers. Mr. Kelly received a B.S. degree Summa Cum Laude in 1993 from Babson College where he majored in Finance/Investments. He is also a Chartered Financial Analyst.

     Bart Wear, CFA -- Mr. Wear is a Managing Director of Winslow and has been with the firm since 1997. He most recently was a partner and equity manager at Baird Capital Management in Milwaukee, Wisconsin. Previously, he was the lead equity manager and analyst of the mid-to-large capitalization growth product at Firstar Investment Research and Management Company, where he was responsible for management of over $2 billion in separately managed institutional accounts, mutual funds and commingled trust funds. Mr. Wear graduated with honors from Arizona State University in 1982 where he majored in finance. He is a Chartered Financial Analyst.

DISTRIBUTOR

     Under an Amended and Restated Master Distribution Agreement with the Trust dated August 1, 2002, ("Distribution Agreement"), NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, New Jersey, 07054 ("Distributor"), acts as underwriter for the continuous offering of the Fund's shares. The Distributor is a wholly-owned subsidiary of NYLIM Holdings, and is an affiliate of NYLIM. The Distribution Agreement provides that the Distributor will use its best efforts to distribute the Fund's shares. Since the Large Cap Fund had not yet commenced operations as of the date of this Proxy Statement/Prospectus, no amounts have been paid to the Distributor under the Distribution Plan.

PERFORMANCE OF THE LARGE CAP FUND

     The Large Cap Fund has not yet commenced operations. Consequently, no performance information is available. However, if the Reorganization is approved by Winslow Fund shareholders and completed, Class A shares of the Large Cap Fund will succeed to the performance and financial history of the Winslow Fund. Set forth at Exhibit C is the performance information for the Winslow Fund.

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

FINANCIAL HIGHLIGHTS

     The fiscal year end of the Large Cap Fund will be October 31. There are no financial highlights for the Large Cap Fund as it has not yet commenced operations. However, if the Reorganization is approved by Winslow Fund shareholders and completed, Class A shares of the Large Cap Fund will succeed to the performance and financial history of the Winslow Fund. The independent registered public accounting firm for the Large Cap Fund for the 2005 fiscal year end will be KPMG LLP.

     The financial highlights of the Winslow Fund are contained in that Fund's Prospectus dated October 9, 2004, and have been derived from the financial statements audited by PricewaterhouseCoopers LLP. The Winslow Fund's financial highlights, as well as information about the historical performance of the Winslow Fund, are contained in Exhibit C.

FORM OF ORGANIZATION

     The Winslow Fund is a diversified series of an open-end management investment company organized as a Wisconsin corporation. The Company is governed by a Board of Directors consisting of five members. The Large Cap Fund is a diversified series of an open-end management investment company organized as a Massachusetts business trust. The MainStay Funds is governed by a Board of Trustees consisting of seven members. For more information on the history of each Fund, see the respective SAI.

DISTRIBUTOR

     NYLIFE Distributors LLC (the "Distributor"), whose address is 169 Lackawanna Avenue, Parsippany, New Jersey 07054, is the distributor for the Large Cap Fund. The Winslow Fund does not currently have a distributor.

DIVIDENDS AND OTHER DISTRIBUTIONS

     The Large Cap Fund will declare and pay dividends, if any, on a quarterly basis. The Fund distributes capital gains annually. Distributions of the Winslow Fund generally consist of long-term capital gains. Dividends and distributions of each Fund are automatically reinvested in additional shares of that Fund, unless the shareholder elects to receive distributions in cash.

     If the Reorganization Plan is approved by shareholders of the Winslow Fund, then as soon as practicable before the Closing, the Winslow Fund will pay its shareholders a distribution of all undistributed 2004 net investment income and undistributed realized net capital gains.

CAPITALIZATION

     The following table shows the capitalization as of February 28, 2005 of the Winslow Fund and the Large Cap Fund, on a pro forma basis as of that date, giving effect to (1) the Reorganization and (2) the Reorganization and the Blue Chip Transaction.

                 LARGE CAP GROWTH FUND PRO FORMA CAPITALIZATION

                                                                                                         LARGE CAP
                                                                                                          FUND PRO
                                                            LARGE CAP                                   FORMA AFTER
                                                             FUND PRO                                  REORGANIZATION
                                             PRO FORMA     FORMA AFTER      BLUE CHIP     PRO FORMA    AND BLUE CHIP
                                WINSLOW     ADJUSTMENTS   REORGANIZATION      FUND       ADJUSTMENTS   REORGANIZATION
                                  FUND       (CLASS A)      (CLASS A)       (CLASS A)     (CLASS A)      (CLASS A)
                               ----------   -----------   --------------   -----------   -----------   --------------
NET ASSETS...................  $5,228,024        --         $5,228,024     $63,597,555           --     $68,825,579
NET ASSET VALUE PER SHARE....  $     4.89        --         $     4.89     $      9.84    $   (4.95)    $      4.89
SHARES OUTSTANDING...........   1,068,178        --          1,068,178       6,460,914    6,533,295      14,062,387

---------------

 * Prior to completion of the Blue Chip Transaction

** Assumes completion of the Blue Chip Transaction. There can be no assurances that the Blue Chip Transaction will be completed.

                                 OTHER BUSINESS

     The Board does not intend to present any other business at the Special Meeting. If, however, any other matters are properly brought before the Special Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

                              GENERAL INFORMATION


     This Proxy Statement/Prospectus is furnished in connection with a solicitation of proxies by the Board to be used at the Special Meeting. This Proxy Statement/Prospectus, along with a Notice of the Special Meeting and a proxy card, is first being mailed to shareholders of the Winslow Fund on or about March 8 2005. Only shareholders of record as of the close of business on the Record Date, January 31, 2005, will be entitled to notice of, and to vote at, the Special Meeting. If the enclosed form of proxy card is properly executed and returned in time to be voted at the Special Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked but properly executed proxy cards will be voted FOR the proposed Reorganization and FOR any other matters deemed appropriate.


     A proxy may be revoked at any time on or before the Special Meeting by written notice to the Secretary of the Trust at the address on the cover of this Proxy Statement/Prospectus or by attending and voting at the Special Meeting. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the Reorganization Agreement and the Reorganization contemplated thereby.

SOLICITATION OF VOTES

     Proxies are solicited by mail. Additional solicitations may be made by telephone, e-mail or other personal contact by personnel of the Company, the Trust, NYLIM and/or their affiliates.

QUORUM

     The holders of a majority of the shares of the Winslow Fund entitled to be cast on the proposal that are outstanding at the close of business on the Record Date and are present in person or represented by proxy will constitute a quorum for the Special Meeting.

VOTE REQUIRED

     Approval of the Reorganization will require that the votes cast in person or by proxy at the Special Meeting in favor of the Reorganization exceed the votes cast in person or by proxy against the Reorganization. Shareholders of the Winslow Fund are entitled to one vote for each share. Fractional shares are entitled to proportional voting rights.

EFFECT OF ABSTENTIONS AND BROKER "NON-VOTES"

     For purposes of determining the presence of a quorum for transacting business at the Special Meeting and for determining whether sufficient votes have been received for approval of the proposal to be acted upon at the meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the meeting, but which have not been voted. For this reason, abstentions and broker non-votes will assist the Winslow Fund in obtaining a quorum, but both have no effect for purposes of obtaining the requisite vote for approval of the Reorganization.

ADJOURNMENTS

     In the event that sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require that the votes cast in person or by proxy at the Special Meeting in favor of adjournment exceed the votes cast in person or by proxy against adjournment. In determining whether to adjourn the Meeting with respect to a proposal, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Generally, votes cast in favor of a proposal will be voted in favor of adjournment while votes cast against a proposal will be voted against adjournment. The persons named as proxies will vote upon such adjournment after consideration of the best interests of all shareholders.

FUTURE SHAREHOLDER PROPOSALS

     You may request inclusion in the Company's proxy statement for shareholder meetings certain proposals for action which you intend to introduce at such meeting. Any shareholder proposals must be presented a reasonable time before the proxy materials for the next meeting are sent to shareholders. The submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the federal securities laws. The Company is not required to hold regular meetings of shareholders, and in order to minimize its costs, does not intend to hold meetings of the shareholders unless so required by applicable law, regulation, regulatory policy, or unless otherwise deemed advisable by the Board or the Company's management. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders.

RECORD DATE AND OUTSTANDING SHARES

     Only shareholders of record of the Winslow Fund at the close of business on the Record Date are entitled to notice of and to vote at the Special Meeting and at any postponement or adjournment thereof. At the close of business on the Record Date, there were 1,061,058.779 shares of the Winslow Fund outstanding and entitled to vote.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     Unless otherwise noted below, as of the Record Date, the current officers and Trustees of the Trust in the aggregate and the current officers and Directors of the Company in the aggregate beneficially owned less than 1% of a Class of shares of the Winslow Fund.

     As of the Record Date, there were no outstanding shares of the Large Cap Fund. As of that date, the following persons owned of record or beneficially 5% or more of the outstanding shares of the Winslow Fund:

                                                                   AMOUNT OF            PERCENTAGE
NAME AND ADDRESS OF BENEFICIAL OWNER                          BENEFICIAL OWNERSHIP      OWNERSHIP
------------------------------------                          --------------------      ----------
Clark J. Winslow:
                                                                    318,613               30.03%
  Wells Fargo Investments LLC**
  Amount of Beneficial Ownership: 220,034
  Percentage Ownership: 20.74%
  A/C 8744-7202
  FBO Clark J. Winslow IRA
  608 Second Avenue South, 8th Floor
  Minneapolis, MN 55402
  Winslow Capital Management, Inc.**
  Profit Sharing and Salary Savings Plan
  Money Purchase Plan
  Amount of Beneficial Ownership: 98,192
  Percentage Ownership: 9.25%
  FBO Clark J. Winslow
  400 Robert Street North
  St. Paul, MN 55101
  Clark J. Winslow*
  Amount of Beneficial Ownership: 387
  Percentage Ownership: 0.04%
  1205 French Creek Drive
  Wayzata, MN 55391
Sharon L. Winslow:
                                                                    120,478               11.35%
Wells Fargo Investments LLC**
A/C 8694-9354
FBO Sharon L. Winslow IRA
608 Second Avenue South, 8th Floor
Minneapolis, MN 55402
Peter R. Kitchak*
                                                                    107,960               10.17%
135 West Point Road
Excelsior, MN 55331
Winslow Capital Management, Inc.**
                                                                     91,760                8.65%
Profit Sharing and Salary Savings Plan
Money Purchase Plan
FBO Richard E. Pyle
400 Robert Street North
St. Paul, MN 55101
Winslow Capital Management, Inc.**
                                                                     58,336                5.50%
Profit Sharing and Salary Savings Plan
Money Purchase Plan
FBO R. Bart Wear
400 Robert Street North
St. Paul, MN 55101
Winslow Capital Management, Inc.**
                                                                     57,960                5.46%
Profit Sharing and Salary Savings Plan
Money Purchase Plan
FBO Joseph J. Docter
400 Robert Street North
St. Paul, MN 55101

                                                                   AMOUNT OF            PERCENTAGE
NAME AND ADDRESS OF BENEFICIAL OWNER                          BENEFICIAL OWNERSHIP      OWNERSHIP
------------------------------------                          --------------------      ----------
Winslow Capital Management, Inc.**
                                                                     53,028                5.00%
Profit Sharing and Salary Savings Plan
Money Purchase Plan
FBO Jean A. Baillon
400 Robert Street North
St. Paul, MN 55101

---------------

 * Owned beneficially.

** Owned of record.

     The Company has been advised by Clark J. Winslow, an affiliate of the Winslow Fund, that he intends to vote on the proposal in his discretion any shares that are beneficially owned by Mr. Winslow or one of his family members and over which he has voting power.

                          INFORMATION ABOUT THE FUNDS

     Each Fund is subject to the informational requirements of the Securities Exchange Act and certain other federal securities statutes, and files reports and other information with the SEC. Proxy materials, reports and other information filed by the Funds can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, NW, Washington, DC 20549. The SEC maintains an Internet World Wide Web site (at http://www.sec.gov) which contains other information about the Funds.

                                   EXHIBIT A

                               THE MAINSTAY FUNDS
                             FMI MUTUAL FUNDS, INC.

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made as of this 29th day of March, 2005, by and between The MainStay Funds, a Massachusetts business trust ("MainStay"), with its principal place of business at 51 Madison Avenue, New York, New York 10010, on behalf of its series, MainStay Large Cap Growth Fund ("Acquiring Fund"), and FMI Mutual Funds, Inc., a Wisconsin corporation ("FMI"), with its principal place of business at 100 East Wisconsin Avenue, Suite 2200, Milwaukee, Wisconsin 53202, on behalf of its series, FMI Winslow Growth Fund ("Acquired Fund").

     WHEREAS, the Acquired Fund and the Acquiring Fund are each a series of an open-end, investment company of the management type registered pursuant to the Investment Company Act of 1940 ("1940 Act");

     WHEREAS, this Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended ("Code");

     WHEREAS, the contemplated reorganization and liquidation will consist of
(1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund to the Acquiring Fund in exchange for shares of beneficial interest of the Acquiring Fund designated as "Class A" ("Acquiring Fund Shares"), as described herein, (2) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and (3) the distribution of the Acquiring Fund Shares to the shareholders who hold the outstanding shares of beneficial interest of the Acquired Fund ("Acquired Fund Shares") in complete liquidation of the Acquired Fund, as provided herein ("Reorganization"), all upon the terms and conditions hereinafter set forth in this Agreement;

     WHEREAS, the Acquiring Fund has been organized to hold the assets of the Acquired Fund and the Acquiring Fund has had no assets (other than the seed capital that may be required by Section 14(a) of the 1940 Act) and has carried on no business activities prior to the date first shown above and will have had no assets (other than the required seed capital) and will have carried on no business activities prior to the consummation of this transaction described herein;

     WHEREAS, the Acquired Fund may own securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

     WHEREAS, the Trustees of MainStay have determined, with respect to the Acquiring Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

     WHEREAS, the Trustees of FMI have determined, with respect to the Acquired Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction;

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

     1. Transfer of Assets of the Acquired Fund to the Acquiring Fund in Exchange for Acquiring Fund Shares, the Assumption of All Acquired Fund Liabilities and the Liquidation of the Acquired Fund

     1.1. Subject to the requisite approval of the Acquired Fund's shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, FMI, on behalf of the Acquired Fund, agrees to sell, assign, convey, transfer and deliver all of its property and assets, as set forth in paragraph 1.2, to the Acquiring Fund, and MainStay, on behalf of the Acquiring Fund, agrees in exchange therefor: (a) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares corresponding to the number of full and fractional Acquired Fund Shares as of the time and date set forth in paragraph 3.1, and (b) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place on the date of the closing provided for in paragraph 3.1 ("Closing Date").

     1.2. The property and assets of FMI attributable to the Acquired Fund and to be sold, assigned, conveyed, transferred and delivered to and acquired by MainStay, on behalf of the Acquiring Fund, shall consist of all assets and property, including, without limitation, all rights, cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Valuation Date as defined in paragraph 2.1 (collectively, "Assets"). The Acquired Fund will sell, assign, convey, transfer and deliver to the Acquiring Fund any rights, stock dividends, or other securities received by the Acquired Fund after the Closing Date as stock dividends or other distributions on or with respect to the property and assets transferred, which rights, stock dividends, and other securities shall be deemed included in the property and assets transferred to the Acquiring Fund at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Fund.

     1.3. The Acquired Fund will make reasonable efforts to discharge all of its known liabilities and obligations prior to the Valuation Date. MainStay, on behalf of the Acquiring Fund, shall assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date (collectively, "Liabilities").

     1.4. Immediately following the actions contemplated by paragraph 1.1, FMI shall take such actions necessary to complete the liquidation of the Acquired Fund. To complete the liquidation, FMI, on behalf of the Acquired Fund, shall
(a) distribute to its shareholders of record with respect to the Acquired Fund Shares as of the Closing Date, as defined in paragraph 3.1 ("Acquired Fund Shareholders"), on a pro rata basis, the Acquiring Fund Shares received by FMI, on behalf of the Acquired Fund, pursuant to paragraph 1.1 and (b) completely liquidate the Acquired Fund. Such liquidation shall be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of the Acquiring Fund Shares to be so credited to the Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund Shares owned by Acquired Fund Shareholders on the Closing Date. All issued and outstanding Acquired Fund Shares will be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates to the Acquired Fund representing the Acquiring Fund Shares in connection with the exchange pursuant to paragraph 1.1.

     1.5. Ownership of Acquiring Fund Shares by the Acquired Fund shareholders will be shown on the books of the Acquiring Fund's transfer agent.

     1.6. Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission ("Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

     2.  Valuation

     2.1. The value of the Assets shall be determined as of the time for calculation of the net asset value of the Acquired Fund as set forth in its then-current prospectus, and after the declaration of any dividends by the Acquired Fund, on the Closing Date (such time and date being hereinafter called the "Valuation Date"), computed using the valuation procedures set forth in the then-current prospectus and statement of additional information, as supplemented, with respect to the Acquired Fund and valuation procedures established by FMI's Board of Directors. All computations of value shall be made by Fiduciary Management, Inc., in its capacity as administrator for the Acquired Fund, and shall be subject to confirmation by the Acquiring Fund's recordkeeping agent.

     3.  Closing and Closing Date

     3.1. The Closing Date shall be March 31, 2005, or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement ("Closing") shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise agreed to by the parties. The "close of business" on the Closing Date shall be as of 5:00 p.m., Eastern Time. The Closing shall be held at the offices of Debevoise & Plimpton LLP, 919 Third Avenue, New York, NY 10022 or at such other time and/or place as the parties may agree.

     3.2. FMI shall direct U.S. Bank, N.A., as custodian for the Acquired Fund ("Acquired Fund Custodian"), to deliver to MainStay, at the Closing, a certificate of an authorized officer stating that (i) the Assets of the Acquired Fund have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets of the Acquired Fund, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the Acquired Fund Custodian to Bank of New York, as the custodian for the Acquiring Fund ("Acquiring Fund Custodian"). Such presentation shall be made for examination no later than five business days preceding the Closing Date, and such certificates and other written instruments shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund Custodian shall deliver to the Acquiring Fund Custodian as of the Closing Date by book entry, in accordance with the customary practices of the Acquired Fund Custodian and of each securities depository, as defined in Rule 17f-4 under the 1940 Act, the Assets deposited with such depositories. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

     3.3. FMI shall direct U.S. Bancorp Fund Services LLC, in its capacity as transfer agent for the Acquired Fund ("Transfer Agent"), to deliver to MainStay at the Closing a certificate of an authorized officer stating that its records contain the name and address of each Acquired Fund Shareholder and the number and percentage ownership of the outstanding Acquired Fund Shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall deliver to the Secretary of the Acquired Fund a confirmation evidencing that (a) the appropriate number of Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund pursuant to paragraph
1.1 prior to the actions contemplated by paragraph 1.4 and (b) the appropriate number of Acquiring Fund Shares have been credited to the accounts of the Acquired Fund Shareholders on the books of the Acquiring Fund pursuant to paragraph 1.4. At the Closing each party shall deliver to the other party such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as the other party or its counsel may reasonably request.

     3.4. In the event that at the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each, an "Exchange") shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable (in the judgment of the Board of Trustees of MainStay with respect to the Acquiring Fund and the Board of Directors of FMI with respect to the Acquired Fund), the Closing Date shall be postponed until the first Friday (that is also a business day) after the day when trading shall have been fully resumed and reporting shall have been restored.

     4.  Representations and Warranties

     4.1. Except as has been fully disclosed to MainStay in Schedule 4.1 to this Agreement, FMI, on behalf of the Acquired Fund, represents and warrants to MainStay as follows:

          (a) The Acquired Fund is duly established as a series of FMI. FMI is a corporation duly organized and existing under the laws of the State of Wisconsin, with power under its Articles of Incorporation, as amended ("Charter"), to own all of its Assets and to carry on its business as it is being conducted as of the date hereof.

          (b) FMI is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the Acquired Fund Shares under the Securities Act of 1933, as amended ("1933 Act"), are in full force and effect.

          (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act"), the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

          (d) The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

          (e) On the Closing Date, FMI, on behalf of the Acquired Fund, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, convey, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, MainStay, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act.

          (f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of FMI's Charter or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which FMI, on behalf of the Acquired Fund, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which FMI, on behalf of the Acquired Fund, is a party or by which it is bound.

          (g) All material contracts or other commitments of the Acquired Fund (other than this Agreement, any contracts listed in Schedule 4.1 and certain investment contracts, including options, futures, and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date. Each contract listed in Schedule 4.1 (if any) is a valid, binding and enforceable obligation of each party thereto (assuming due authorization, execution and delivery by the other party thereto) and the assignment by the Acquired Fund to the Acquiring Fund of each such contract will not result in the termination of such contract, any breach or default thereunder or the imposition of any penalty thereunder.

          (h) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to FMI's knowledge, threatened against FMI, with respect to or that could affect the Acquired Fund or any of its properties or assets, that, if adversely determined, could materially and adversely affect the Acquired Fund's financial condition or the conduct of its business. FMI, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquired Fund's business or its ability to consummate the transactions herein contemplated.

          (i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at June 30, 2004, have been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, and are in accordance with accounting principles generally accepted in the United States of America ("GAAP") consistently applied, and such statements (true and correct copies of which have been furnished to MainStay) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein. The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at December 31, 2004 (unaudited), will be when sent to Acquired Fund shareholders in the regular course in accordance with GAAP consistently applied, and such statements (true and correct copies of which will be furnished to MainStay) will present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and all known contingent, accrued or other liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date will be disclosed therein.

          (j) Since June 30, 2004, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness, other than the incurrence of indebtedness in the ordinary course of business in accordance with the Acquired Fund's investment restrictions. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change.

          (k) On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of FMI's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

          (l) For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, has elected to be treated as such, has been eligible to compute, and has computed, its federal income tax under Section 852 of the Code.

          (m) All issued and outstanding Acquired Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by FMI and will have been offered and sold in each state, territory and/or the District of Columbia in which they have been offered and sold in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares, nor is there outstanding any security convertible into any of the Acquired Fund Shares. The Acquired Fund will review its assets to ensure that at any time prior to the Closing Date its assets do not include any assets that the Acquiring Fund is not permitted, or reasonably believes to be unsuitable for it, to acquire, including without limitation any security that, prior to its acquisition by the Acquired Fund, is unsuitable for the Acquiring Fund to acquire.

          (n) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Board of Directors of FMI, and by the approval of the Acquired Fund's shareholders, as described in paragraph 8.1, and this Agreement constitutes a valid and binding obligation of FMI, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles.

          (o) The Proxy Statement (as defined in paragraph 5.2) insofar as it relates to the Acquired Fund, will, on the effective date of the Proxy Statement and at all times prior to the conclusion of the shareholder meeting to which the Proxy Statement relates (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (o) shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein, and
     (ii) comply in all material respects with the provisions of the 1934 Act and the 1940 Act and the rules and regulations thereunder.

          (p) FMI has operated, and at all times until the Closing Date will operate, the Acquired Fund in accordance with the applicable provisions of the 1933 Act, 1934 Act and 1940 Act and all applicable rules thereunder.

     4.2. Except as has been fully disclosed to FMI in Schedule 4.2 to this Agreement, MainStay, on behalf of the Acquiring Fund, represents and warrants to FMI as follows:

          (a) The Acquiring Fund is duly established as a series of MainStay, which is a business trust duly organized, existing, and in good standing under the laws of the Commonwealth of Massachusetts with the power under MainStay's Declaration of Trust to own all of its properties and assets and to carry on its business as contemplated by this Agreement.

          (b) MainStay is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the Acquiring Fund Shares under the 1933 Act will be in full force and effect as of the Closing Date.

          (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

          (d) The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

          (e) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of MainStay's Declaration of Trust or by-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which MainStay, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which MainStay, on behalf of the Acquiring Fund, is a party or by which it is bound.

          (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to MainStay's knowledge, threatened against MainStay, with respect to the Acquiring Fund or any of the Acquiring Fund's properties or assets, that, if adversely determined, would materially and adversely affect the Acquiring Fund's financial condition or the conduct of its business. MainStay, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or its ability to consummate the transactions herein contemplated.

          (g) All of the issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by MainStay and will have been offered and sold in each state, territory and/or the District of Columbia in which they have been offered and sold in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares. All of the Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to this Agreement will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly and legally issued Acquiring Fund Shares and be fully paid and non-assessable by MainStay.

          (h) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Board of Trustees of MainStay and this Agreement constitutes a valid and binding obligation of MainStay, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles.

          (i) The information to be furnished by the Acquiring Fund for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

          (j) Prior to the Closing Date, the Acquiring Fund will have carried on no business activity and will have had no assets or liabilities other than the seed capital required by Section 14(a) of the 1940 Act.

     5.  Covenants

     FMI, on behalf of the Acquired Fund, and MainStay, on behalf of the Acquiring Fund, respectively, hereby further covenant as follows:

     5.1. The Acquired Fund and the Acquiring Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the purchase and sale of portfolio securities in a manner consistent with its prospectus, the sale and redemption of fund shares, and the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

     5.2. FMI will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein. MainStay, on behalf of the Acquiring Fund, will prepare and file with the Commission a Form N-14 Registration Statement containing a proxy statement/prospectus ("Proxy Statement"), which proxy statement/prospectus shall be delivered to the Acquired Fund Shareholders in connection with such meeting, in compliance in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

     5.3. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

     5.4. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

     5.5. Subject to the provisions of this Agreement, each of the Acquiring Fund and the Acquired Fund covenant to take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     5.6. Each Acquiring Fund will provide the Acquired Fund with information reasonably necessary for the preparation of the Proxy Statement in compliance with the 1934 Act and 1940 Act and the rules and regulations thereunder.

     5.7. The Acquiring Fund and the Acquired Fund each covenant to use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

     5.8. FMI, on behalf of the Acquired Fund, covenants that it will, from time to time, as and when reasonably requested by MainStay, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as MainStay, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) FMI's title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) MainStay's title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

     5.9. The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to operate after the Closing Date.

     5.10. The Acquiring Fund shall not change its Declaration of Trust, prospectus or statement of additional information prior to Closing so as to restrict permitted investments for the Acquiring Fund prior to the Closing, except as required by the Commission.

     6.  Conditions Precedent to Obligations of Acquired Fund

     The obligations of FMI, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at FMI's election, to the performance by MainStay, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

     6.1. All representations and warranties of MainStay, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

     6.2. MainStay, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed in the name of the Acquiring Fund by MainStay's President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to FMI and dated as of the Closing Date, to the effect that the representations and warranties of MainStay, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as FMI shall reasonably request;

     6.3. MainStay, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by MainStay, on behalf of the Acquiring Fund, on or before the Closing Date; and

     6.4. MainStay shall have executed and delivered an assumption of the Liabilities and all such other agreements and instruments as FMI may reasonably deem necessary or desirable in order to vest in and confirm (a) FMI's title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) MainStay's assumption of all of the Liabilities and otherwise to carry out the intent and purpose of this Agreement.

     7.  Conditions Precedent to Obligations of Acquiring Fund

     The obligations of MainStay, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at MainStay's election, to the performance by FMI, on behalf of the Acquired

Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

     7.1. All representations and warranties of FMI, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

     7.2. FMI shall have delivered to the Acquiring Fund a statement of the Assets and Liabilities, as of the Closing Date, including a schedule of investments, certified by the Treasurer of FMI. FMI shall have executed and delivered all such assignments and other instruments of transfer as MainStay may reasonably deem necessary or desirable in order to vest in and confirm (a) FMI's title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) MainStay's title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

     7.3. FMI, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by FMI, on behalf of the Acquired Fund, on or before the Closing Date.

     7.4. FMI, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of the Acquired Fund by FMI's President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to MainStay and dated as of the Closing Date, to the effect that the representations and warranties of FMI, on behalf of the Acquired Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as MainStay shall reasonably request;

     7.5. The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

     8. Further Conditions Precedent to Obligations of Acquiring Fund and Acquired Fund

     If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to FMI, on behalf of the Acquired Fund, or MainStay, on behalf of the Acquiring Fund, the other party to this Agreement shall be entitled, at its option, to refuse to consummate the transactions contemplated by this Agreement:

     8.1. This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Charter and By-Laws of FMI, applicable state law and the 1940 Act (including the rules and regulations thereunder), and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither FMI nor MainStay may waive the condition set forth in this paragraph 8.1.

     8.2. On the Closing Date no action, suit or other proceeding shall be pending or, to FMI's or to MainStay's knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

     8.3. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by FMI or MainStay to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

     8.4. The registration statement with respect to the Acquiring Fund Shares shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     8.5. The parties shall have received the opinion of Dechert LLP addressed to MainStay and FMI substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by Dechert LLP of representations it shall request of the MainStay and FMI. Notwithstanding anything herein to the contrary, neither MainStay nor FMI may waive the condition set forth in this paragraph 8.5.

     8.6. The Assets will include no assets which the Acquiring Fund, by reason of limitations contained in its Declaration of Trust or of investment restrictions disclosed in its current prospectus and statement of additional information, as supplemented, in effect on the Closing Date, may not properly acquire.

     9.  Brokerage Fees and Expenses

     9.1. MainStay, on behalf of the Acquiring Fund, and FMI, on behalf of the Acquired Fund, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     9.2. The expenses relating to the Reorganization will be borne by Fiduciary Management, Inc. and/or New York Life Investment Management LLC (to be allocated between them in accordance with the Fund Transition Agreement, dated as of March 28, 2005 between Fiduciary Management, Inc., Winslow Capital Management, Inc. and New York Life Investment Management LLC). The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation and filing of the Registration Statement and printing and distribution of the Proxy Statement, legal fees (including those relating to the opinion described in paragraph 8.5), accounting fees, securities registration fees, and expenses of holding a shareholders' meeting pursuant to paragraph 5.2. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

     10.  Entire Agreement; No Survival of Warranties

     10.1. MainStay and FMI agree that neither party has made any representation, warranty or covenant, on behalf of either the Acquiring Fund or the Acquired Fund, respectively, not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     10.2. The representations and warranties contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

     11.  Termination

     This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the either the Board of Trustees of MainStay or the Board of Directors of FMI, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of that Board, make proceeding with the Agreement inadvisable with respect to the Acquiring Fund or the Acquired Fund, respectively.

     12.  Amendments

     This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of MainStay and FMI; provided, however, that following the meeting of the shareholders of the Acquired Fund called by FMI pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring

Fund Shares to be issued to each Acquired Fund Shareholder under this Agreement to the detriment of any shareholders without their further approval.

     13.  Notices

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail) personal service or prepaid or certified mail addressed as follows:

     If to FMI, at the address of FMI set forth in the preamble to this Agreement, in each case to the attention of Donald S. Wilson and with a copy to Foley & Lardner LLP, 777 East Wisconsin Avenue, Milwaukee, WI 53202, attn:
Richard L. Teigen;

     If to MainStay, at the address of MainStay set forth in the preamble to this Agreement, in each case to the attention of Marguerite E.H. Morrison and with a copy to Dechert LLP, 1775 I Street, NW Washington, DC 20005, attn: Sander
M. Bieber.

     14.  Headings; Governing Law; Assignment; Limitation of Liability; Rule 145

     14.1. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.2. This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts without regard to its principles of conflicts of laws.

     14.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     14.4. Pursuant to Rule 145 under the 1933 Act, the Acquired Fund will, in connection with the issuance of any Acquiring Fund Shares to any person who at the time of the transaction contemplated hereby is deemed to be an affiliate of a party to the transaction pursuant to Rule 145(c), cause to be affixed upon the certificates issued to such person (if any) a legend as follows:

     "THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO MAINSTAY LARGE CAP GROWTH FUND OR ITS PRINCIPAL UNDERWRITER UNLESS (i) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (ii) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO MAINSTAY LARGE CAP GROWTH FUND SUCH REGISTRATION IS NOT REQUIRED;"

     and, further, the Acquired Fund will issue stop transfer instructions to its transfer agent with respect to such Acquired Fund Shares.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or any Vice President.

FMI MUTUAL FUNDS, INC., ON BEHALF OF ITS        THE MAINSTAY FUNDS, ON BEHALF OF ITS SERIES,
  SERIES, FMI WINSLOW GROWTH FUND                 MAINSTAY LARGE CAP GROWTH FUND

BY:                                             BY:
---------------------------------------------   ---------------------------------------------

NAME:                                           NAME:
---------------------------------------------   ---------------------------------------------

TITLE:                                          TITLE:
---------------------------------------------   ---------------------------------------------

     WITH RESPECT TO SECTION 9.2 OF THIS AGREEMENT, accepted and acknowledged by:

FIDUCIARY MANAGEMENT, INC                       NEW YORK LIFE INVESTMENT MANAGEMENT LLC

BY:                                             BY:
---------------------------------------------   ---------------------------------------------

NAME:                                           NAME:
---------------------------------------------   ---------------------------------------------

TITLE:                                          TITLE:
---------------------------------------------   ---------------------------------------------

                                   EXHIBIT B

           COMPARISON OF FMI MUTUAL FUNDS, INC. TO THE MAINSTAY FUNDS

     The following chart provides a summary of certain similarities and difference between the forms of organization of the Funds:

                                      THE MAINSTAY FUNDS              FMI MUTUAL FUNDS, INC
                               (A MASSACHUSETTS BUSINESS TRUST)     (A WISCONSIN CORPORATION)
                               --------------------------------   -----------------------------
QUORUM OF SHAREHOLDERS.......  A majority of outstanding shares   A majority of the votes
                                                                  entitled to be cast on the
                                                                  proposal
IS THE FUND AUTHORIZED TO
  ISSUE AN UNLIMITED NUMBER
  OF SHARES?.................  Yes                                No
DO THE DIRECTORS/TRUSTEES
  HAVE THE POWER TO
  MATERIALLY AMEND THE
  GOVERNING INSTRUMENT
  WITHOUT SHAREHOLDER
  APPROVAL?..................  Yes, to the extent that any        No
                               amendment does not materially
                               adversely affect the rights of
                               shareholders
CAN THE DIRECTORS/TRUSTEES
  AMEND THE BYLAWS WITHOUT
  SHAREHOLDER APPROVAL?......  Yes                                Yes, but only those bylaws
                                                                  not created by the
                                                                  shareholders
IS TERMINATION OF THE TRUST/
  CORPORATION (AS OPPOSED TO
  A SERIES THEREOF) POSSIBLE
  WITHOUT SHAREHOLDER
  APPROVAL?..................  Yes                                No
IS TERMINATION OF A SERIES
  POSSIBLE WITHOUT
  SHAREHOLDER APPROVAL?......  Yes                                Yes
CAN THE DIRECTORS/TRUSTEES
  ACT WITHOUT A MEETING?.....  Yes                                Yes
DIRECTOR/TRUSTEE LIABILITY
  OTHER THAN WHAT THE FEDERAL
  SECURITIES LAWS ALREADY
  PRESCRIBE?.................  No                                 No
SHAREHOLDER LIABILITY?.......  Generally, no(1)                   Generally, no
TERM OF OFFICE OF DIRECTORS/
  TRUSTEES...................  Until a successor has been         Until the next annual meeting
                               elected or until the death,        of shareholders and until his
                               removal or resignation of the      successor shall have been
                               Trustee, provided that there       elected and qualified, or
                               will be a shareholder vote for     until there is a decrease in
                               Trustees when the current          the number of directors, or
                               Trustees elected by shareholders   until his death, resignation
                               number less than a majority        or removal

                                      THE MAINSTAY FUNDS              FMI MUTUAL FUNDS, INC
                               (A MASSACHUSETTS BUSINESS TRUST)     (A WISCONSIN CORPORATION)
                               --------------------------------   -----------------------------
DO THE SHAREHOLDERS HAVE A
  RIGHT OF INSPECTION OF THE
  FUND'S RECORDS, ACCOUNTS,
  AND/OR BOOKS?..............  Generally, yes if the request is   Yes, if shareholder owns 5%
                               made in good faith                 or more of Fund or has been
                                                                  shareholder for at least 6
                                                                  months, otherwise only at
                                                                  discretion of Board
ANNUAL SHAREHOLDER MEETINGS
  REQUIRED?..................  No                                 No

---------------

(1) Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of the trust. However, the Trust's Declaration of Trust states that shareholders will not be subject to any personal liability in connection with the assets of the trusts for the acts or obligations of the trusts. The Declaration of Trust provides for indemnification, out of the assets belonging to the series with respect to which such shareholder's shares are issued, for all losses and expenses of any shareholder held personally liable for the obligations of the Trust solely by reason of his or her being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which (i) a court determines that the respective trust should be treated as a partnership, rather than as a business trust, despite the terms of the Declaration of Trust and (2)(i) a contractual disclaimer is found to be inadequate, and (ii) and the Large Cap Fund itself would be unable to meet its obligations.

                                   EXHIBIT C

                   PAST PERFORMANCE AND FINANCIAL HIGHLIGHTS
                         OF THE FMI WINSLOW GROWTH FUND

     The bar chart and table that follow provide some indication of the risks of investing in the Winslow Fund by showing changes in the performance from year to year of the Fund and how its average annual returns (before and after taxes) over various periods compare to the performance of a broad-based securities index. Please remember that the Fund's past performance (before and after taxes) is not necessarily an indication of its future performance. It may perform better or worse in the future.

                                 ANNUAL RETURNS
                        (BY CALENDAR YEAR 1996 -- 2004)

1996........................................................    16.85%
1997........................................................    22.40%
1998........................................................    29.23%
1999........................................................    19.07%
2000........................................................   -10.24%
2001........................................................   -14.98%
2002........................................................   -28.87%
2003........................................................    32.84%
2004........................................................    13.93%

                        BEST AND WORST QUARTERLY RETURNS
                                 (1996 -- 2004)

                                                              RETURN   QUARTER/YEAR
                                                              ------   ------------
Highest return/best quarter.................................   29.76%     4Q/98
Lowest return/worst quarter.................................  (19.96)%    3Q/01

     Note: For the 1996-2000 calendar years, Resource Capital Advisers, Inc. was the investment adviser to the Winslow Fund. On October 15, 2001, FMI became the investment adviser to the Winslow Fund. Since 1996, Winslow has been the portfolio manager to the Winslow Fund.

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2004)

                                                              1 YEAR   5 YEARS   LIFE OF FUND(1)
                                                              ------   -------   ---------------
FMI WINSLOW GROWTH FUND
Return Before Taxes.........................................  13.93%    (3.86)%       7.36%
Return After Taxes on Distributions(1)......................  13.93%    (7.12)%       3.56%
Return After Taxes on Distributions and Sale of Fund
  Shares(1).................................................   9.06%    (4.83)%       4.82%
S&P 500(R) INDEX(2)
  (reflects no deduction for fees, expenses, or taxes)......  10.88%    (2.30)%        [  ]%
RUSSELL 1000 GROWTH INDEX(3)
  (reflects no deduction for fees, expenses, or taxes)......   6.30%    (9.29)%       8.00%

---------------

(1) The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's return after taxes on distributions and sale of Fund shares may be higher than its returns before taxes and after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have been incurred.

(2) The S&P 500(R) Index is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

(3) The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of those Russell 1000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, and represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

                              FINANCIAL HIGHLIGHTS

     The financial highlights tables are intended to help you understand the Winslow Fund's financial performance for the past five fiscal years of operations. Certain information reflects financial results for a single Winslow Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Winslow Fund. This information for each period except the six-month period ending December 31, 2004 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the Winslow Fund's Annual Report which is available upon request.

                                        FOR THE
                                       SIX MONTH
                                      PERIOD ENDED           FOR THE YEAR ENDED JUNE 30,
                                      DECEMBER 31,   -------------------------------------------
                                          2004        2004     2003     2002     2001     2000
                                      ------------   ------   ------   ------   ------   -------
                                      (UNAUDITED)
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
  year..............................     $ 4.69      $ 3.96   $ 3.92   $ 5.07   $11.62   $ 15.60
Income from investment operations:
  Net investment loss(a)............      0.00*       (0.03)   (0.03)   (0.03)   (0.05)    (0.08)
  Net realized and unrealized gains
     (losses) on investments........       0.38        0.76     0.07    (1.12)   (1.94)     2.52
                                         ------      ------   ------   ------   ------   -------
Total from investment operations....       0.38        0.73     0.04    (1.15)   (1.99)     2.44
Less distributions:
  Dividend from net investment
     income.........................         --          --       --       --       --        --
  Distributions from net realized
     gains..........................         --          --       --       --    (4.56)    (6.42)
                                         ------      ------   ------   ------   ------   -------
Total from distributions............         --          --       --       --    (4.56)    (6.42)
Net asset value, end of year........     $ 5.07      $ 4.69   $ 3.96   $ 3.92   $ 5.07   $ 11.62
TOTAL RETURN........................       8.10%**    18.43%    1.02%  -22.53%  -20.54%    22.55%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's
     $).............................     $5,378      $4,926   $3,972   $4,144   $5,860   $12,151
  Ratio of expenses (after
     reimbursement) to average net
     assets(b)......................       1.30%***    1.30%    1.30%    1.30%    1.30%     1.29%
  Ratio of net investment loss to
     average net assets(c)..........        .15%***   (0.77)%  (0.74)%  (0.73)%  (0.70)%   (0.65)%
  Portfolio turnover rate...........      45.45%      94.10%  108.42%   70.55%  111.99%   123.92%

---------------

(a) Net investment income (loss) per share is calculated using average shares outstanding.

(b) Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratios would have been, for the six month period ending December 31, 2004 and for the years ended June 30, 2004, 2003, 2002, 2001 and 2000, 3.39%, 2.78%, 3.17%, 2.71%, 1.87% and
     1.54%, respectively.

(c) If the Fund had paid all of its expenses, the ratios would have been, for the six month period ending December 31, 2004 and for the years ended June 30, 2004, 2003, 2002, 2001 and 2000, (1.94%), (2.25%), (2.61%), (2.14%),
     (1.27%) and (0.90%), respectively.

*    Amount less than $0.005 per share.

**   Not Annualized.

***  Annualized.

                                     PART B

                               THE MAINSTAY FUNDS

                         MAINSTAY LARGE CAP GROWTH FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                  MARCH 8, 2005

Acquisition of the Assets and Liabilities of   By and in Exchange for Shares of
FMI Winslow Growth Fund                        MainStay Large Cap Growth Fund
("Winslow Fund")                               ("Large Cap Fund")
(a series of FMI Mutual Funds, Inc.)           (a series of The MainStay Funds)
100 East Wisconsin Avenue, Suite 2200          51 Madison Avenue
Milwaukee, WI 53202                            New York, New York 10010

     This Statement of Additional Information is available to the shareholders of the Winslow Fund in connection with a proposed transaction whereby all of the assets and liabilities of the Winslow Fund will be transferred to the Class A shares of the Large Cap Fund in exchange for shares of the Winslow Fund.

     Although not a prospectus, this Statement of Additional Information (the "SAI") supplements the information contained in the proxy statement/prospectus dated March 8, 2005 for the MainStay Large Cap Growth Fund (the "Fund"), a series of The MainStay Funds, a Massachusetts business trust (the "Trust"), as amended or supplemented from time to time (the "Prospectus"), and should be read in conjunction with the Prospectus. This SAI is incorporated by reference in and is made a part of the Prospectus. The Prospectus is available without charge by writing to NYLIFE Distributors LLC (the "Distributor"), 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by calling 1-800-MAINSTAY (1-800-624-6782).

     This Statement of Additional Information of the Large Cap Fund includes the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:

1. The Statement of Additional Information for the Winslow Fund dated October 9, 2004 (Accession Number 0000897069-04-001793);

2. The financial statements of the Winslow Fund as included in the Winslow Fund's Annual Report filed by the FMI Mutual Funds, Inc. for the year ended June 30, 2004 (Accession Number 0000898531-04-000233); and

3. The financial statements (unaudited) of the Winslow Fund as included in the Winslow Fund's Semi-Annual Report filed by the FMI Mutual Funds, Inc. for the period ended December 31, 2004 (Accession Number 0000898531-05-000114).

     No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this SAI or in the related Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust or the Distributor. This SAI and the related Prospectus do not constitute an offer by the Trust or by the Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

     Shareholder inquiries should be made by writing directly to MainStay Shareholder Services ("MSS"), a division of NYLIM Service Company LLC ("NYLIM SC"), the Trust's transfer agent and an affiliate of New York Life Investment Management LLC, P.O. Box 8401, Boston, Massachusetts 02266-8401, or by calling 1-800-MAINSTAY (1-800-624-6782). In addition, you can make inquiries through your registered representative.

     Financial Statements of Large Cap Fund, a series of the Trust, are not included herein because the Fund has not yet commenced operations. However, as described in the Prospectus, it is contemplated that the Winslow Fund will be reorganized with and into the Large Cap Fund, on which date the historical financial statements and performance of the Winslow Fund will be assumed by the Large Cap Fund. Accordingly, the Winslow Fund's Annual Report to shareholders dated June 30, 2004 and Semi-Annual Report to shareholders dated December 31, 2004 are also be incorporated by reference into this SAI. In addition, pro forma financial information is not required because the Large Cap Fund has not conducted any business other than matters incident to its organization and will not commence operations until completion of the Reorganization.

                                TABLE OF CONTENTS

THE MAINSTAY FUNDS
ADDITIONAL INFORMATION ABOUT THE FUND
INVESTMENT PRACTICES, INSTRUMENTS AND RISKS COMMON TO MULTIPLE FUNDS
THE FUND ALONE DOES NOT CONSTITUTE A COMPLETE INVESTMENT PROGRAM
   COMMERCIAL PAPER
   TEMPORARY DEFENSIVE POSITION; CASH EQUIVALENTS
   BORROWING
   REPURCHASE AGREEMENTS
   REVERSE REPURCHASE AGREEMENTS
   U.S. GOVERNMENT SECURITIES
   STRIPPED SECURITIES
   LENDING OF PORTFOLIO SECURITIES
   ILLIQUID SECURITIES
   RESTRICTED SECURITIES
   BANK OBLIGATIONS
   FLOATING AND VARIABLE RATE SECURITIES
   FOREIGN SECURITIES
   FOREIGN CURRENCY TRANSACTIONS
   WHEN-ISSUED SECURITIES
   MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES
   REAL ESTATE INVESTMENT TRUSTS ("REITs")
   OPTIONS ON FOREIGN CURRENCIES
   FUTURES TRANSACTIONS
   SWAP AGREEMENTS
   WARRANTS
   SHORT SALES AGAINST THE BOX
   RISKS ASSOCIATED WITH DEBT SECURITIES
   RISKS OF INVESTING IN HIGH-YIELD SECURITIES ("JUNK BONDS")
   ZERO COUPON BONDS
   DEBT SECURITIES
   CONVERTIBLE SECURITIES
   ARBITRAGE
   OPTIONS ON SECURITIES
   SECURITIES INDEX OPTIONS
   DOLLAR-WEIGHTED AVERAGE MATURITY
   SECURITIES OF OTHER INVESTMENT COMPANIES
   EXCHANGE TRADED FUNDS
   SOURCES OF LIQUIDITY OR CREDIT SUPPORT
FUNDAMENTAL INVESTMENT RESTRICTIONS
NON-FUNDAMENTAL INVESTMENT RESTRICTIONS
NON-FUNDAMENTAL POLICIES RELATED TO FUND NAME
TRUSTEES AND OFFICERS
   MANAGEMENT
   BOARD OF TRUSTEES
   COMPENSATION
   CODES OF ETHICS
THE MANAGER, THE SUBADVISOR AND THE DISTRIBUTOR
   MANAGEMENT AGREEMENT
   SUBADVISORY AGREEMENT
   DISTRIBUTION AGREEMENT
   DISTRIBUTION PLANS

   SHAREHOLDER SERVICE PLAN; SERVICE FEES
   OTHER SERVICES
   EXPENSES BORNE BY THE TRUST
PROXY VOTING POLICIES AND PROCEDURES
DISCLOSURE OF PORTFOLIO HOLDINGS
   PORTFOLIO MANAGERS
PORTFOLIO TRANSACTIONS AND BROKERAGE
NET ASSET VALUE
   HOW PORTFOLIO SECURITIES ARE VALUED
SHAREHOLDER INVESTMENT ACCOUNT
SHAREHOLDER TRANSACTIONS
PURCHASE, REDEMPTION, EXCHANGES AND REPURCHASE
   HOW TO PURCHASE SHARES OF THE FUNDS
   GENERAL INFORMATION
   BY MAIL
   BY TELEPHONE
   BY WIRE
   ADDITIONAL INVESTMENTS
   SYSTEMATIC INVESTMENT PLANS
   OTHER INFORMATION
   ALTERNATIVE SALES ARRANGEMENTS
   INITIAL SALES CHARGE ALTERNATIVE CLASS A SHARES
   PURCHASES AT NET ASSET VALUE
   REDUCED SALES CHARGES ON CLASS A SHARES
   SPECIAL INCENTIVE COMPENSATION ARRANGEMENTS
   LETTER OF INTENT (LOI)
   CONTINGENT DEFERRED SALES CHARGE, CLASS A
   CONTINGENT DEFERRED SALES CHARGE, CLASS B
   CONTINGENT DEFERRED SALES CHARGE, CLASS C
   REDEMPTIONS
   SYSTEMATIC WITHDRAWAL PLAN
   DISTRIBUTIONS IN KIND
   SUSPENSION OF REDEMPTIONS
   EXCHANGE PRIVILEGES
TAX-DEFERRED RETIREMENT PLANS
   INDIVIDUAL RETIREMENT ACCOUNT ("IRA")
   403(b)(7) TAX SHELTERED ACCOUNT
   GENERAL INFORMATION
   CALCULATION OF PERFORMANCE QUOTATIONS
TAX INFORMATION
   CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS
   DISPOSITIONS OF FUND SHARES
   DISCOUNT
   USERS OF BOND-FINANCED FACILITIES
   TAXATION OF OPTIONS, FUTURES AND SIMILAR INSTRUMENTS
   PASSIVE FOREIGN INVESTMENT COMPANIES
   FOREIGN CURRENCY GAINS AND LOSSES
   COMMODITY INVESTMENTS
   TAX REPORTING REQUIREMENTS
   FOREIGN TAXES
   STATE AND LOCAL TAXES - GENERAL
GENERAL INFORMATION
   ORGANIZATION AND CAPITALIZATION
   VOTING RIGHTS
   SHAREHOLDER AND TRUSTEE LIABILITY

   REGISTRATION STATEMENT
   SHARE OWNERSHIP OF THE FUNDS
   INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
   TRANSFER AGENT
   CUSTODIANS
   LEGAL COUNSEL
APPENDIX A: DESCRIPTION OF SECURITIES RATINGS                              A-1
APPENDIX B: SUMMARIES OF SUBADVISOR PROXY VOTING POLICIES AND PROCEDURES   B-1

                               THE MAINSTAY FUNDS

     The MainStay Funds (the "Trust") is an open-end management investment company (or mutual fund), organized as a Massachusetts business trust by an Agreement and Declaration of Trust dated January 9, 1986, as amended. The Trust has an unlimited authorized number of shares of beneficial interest which may, without shareholder approval, be divided into any number of portfolio of shares, subject to the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"). Shares of the Trust are currently offered in 20 separate portfolios, one of which, the MainStay Large Cap Growth Fund (the "Fund" or together with the other series of the Trust, the "Funds"), is discussed in this SAI. The Fund, is a diversified fund as defined by the 1940 Act. New York Life Investment Management LLC ("NYLIM" or the "Manager") serves as the investment adviser for the Fund and has entered into a Subadvisory Agreements with Winslow Capital Management, Inc. (the "Subadvisor").

     The Fund has been established in connection with an Agreement and Plan of Reorganization ("Reorganization Plan") that contemplates that the Fund will adopt the FMI Winslow Growth Fund, a series of FMI Mutual Funds, Inc. (the "Winslow Fund"). The Reorganization Plan is subject to approval of the Board of Directors of the Winslow Fund and is subject to approval of shareholders of the Winslow Fund at a meeting scheduled for March 28, 2005. If the Reorganization Plan is approved by the Directors and shareholders of the Winslow Fund and the transactions contemplated by the Reorganization Plan take place, shares of the Winslow Fund in effect will be designated as Class A shares of the Fund. The Fund will adopt the Winslow Fund's performance and financial history, and the "performance" section for the Class A shares of the Fund will reflect the historical performance of the Winslow Fund for the time periods presented prior to the closing date of the proposed Reorganization.

                      ADDITIONAL INFORMATION ABOUT THE FUND

     The Prospectus discusses the investment objectives, strategies, risks and expenses of the Fund. This section contains supplemental information concerning certain securities and other instruments in which the Fund may invest, the investment policies and portfolio strategies that the Fund may utilize, and certain risks involved with those investment policies and strategies. Subject to the limitations set forth herein and in the Fund's Prospectus, the Manager or the Subadvisor may, in its discretion, at any time, employ such practice, technique or instrument for the Fund. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible, or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of the Fund but, to the extent employed, could from time to time have a material impact on the Fund's performance.

LARGE CAP GROWTH FUND

The Large Cap Growth Fund's seeks long-term growth of capital. Under normal circumstances, the Fund invests at least 80% of its assets in large capitalization companies.

                   INVESTMENT PRACTICES, INSTRUMENTS AND RISKS

     The Fund may engage in the following investment practices or invest in the following instruments to the extent permitted in the Prospectus and elsewhere in this SAI. Unless otherwise stated in the Prospectus, many investment techniques are discretionary. That means the Manager or Subadvisor may elect to employ or not employ the various techniques in their sole discretion. Investors should not assume that any particular discretionary investment technique will ever be employed, or, if employed, that it will be employed at all times.

        THE FUND ALONE DOES NOT CONSTITUTE A COMPLETE INVESTMENT PROGRAM

     The loss of money is a risk of investing in the Fund. The Fund is not intended to constitute a balanced or complete investment program and the NAV of the Fund's shares will fluctuate based on the value of the securities held by the Fund. The Fund is subject to the general risks and considerations associated with investing in mutual funds generally as well as additional risks and restrictions discussed herein.

COMMERCIAL PAPER

     The Fund may invest in commercial paper if it is rated at the time of investment Prime-1 by Moody's or A-1 by S&P, or, if not rated by Moody's or S&P, if the Fund's Manager determines that the commercial paper is of comparable quality. In addition, the Fund may invest up to 5% of its total assets in commercial paper if rated in the second highest rating category by a nationally recognized statistical rating organization, such as S&P or Moody's, or, if unrated, if the Fund's Manager determines that the commercial paper is of comparable quality. Commercial paper represents short-term (nine months or less) unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies.

TEMPORARY DEFENSIVE POSITION; CASH EQUIVALENTS

     In times of unusual or adverse market, economic or political conditions, for temporary defensive purposes, the Fund may invest outside the scope of its principal investment focus. Under such conditions, the Fund may not invest in accordance with its investment objective or investment strategies and, as a result, there is no assurance that the Fund will achieve its investment objective. Under such conditions, the Fund may invest without limit in cash and cash equivalents. These include, but are not limited to: short-term obligations issued or guaranteed as to interest and principal by the U.S. government or any agency or instrumentality thereof (including repurchase agreements collateralized by such securities; see "Repurchase Agreements" and "Reverse Repurchase Agreements" for a description of the characteristics and risks of repurchase agreements and reverse repurchase agreements); obligations of banks (certificates of deposit ("CDs"), bankers' acceptances and time deposits) which at the date of investment have capital, surplus, and undivided profits (as of the date of their most recently published financial statements) in excess of $100 million, and obligations of other banks or savings and loan associations ("S&Ls") if such obligations are federally insured; commercial paper (as described in this SAI); investment grade corporate debt securities or money market instruments, for this purpose including U.S. government securities having remaining maturities of one year or less; and other debt instruments not specifically described above if such instruments are deemed by the Manager to be of comparable high quality and liquidity. In addition, a portion of the Fund's assets may be maintained in money market instruments as described above in such amount as the Manager deems appropriate for cash reserves.

BORROWING

     The Fund may borrow from a bank, but only for temporary or emergency purposes. This borrowing may be unsecured. The 1940 Act requires the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time, and could cause the Fund to be unable to meet certain requirements for qualification as a regulated investment company under the Code. To avoid the potential leveraging effects of the Fund's borrowings, the Fund will repay any money borrowed in excess of 5% of its total assets prior to purchasing additional securities. Borrowing may exaggerate the effect on the Fund's net asset value per share of any increase or decrease in the market value of the Fund's portfolio securities. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The use of borrowing tends to result in a faster than average movement, up or down, in the net asset value of the Fund's shares.

REPURCHASE AGREEMENTS

     The Fund may enter domestic or foreign repurchase agreements with certain sellers determined by the Manager to be creditworthy. A repurchase agreement, which provides a means for the Fund to earn income on uninvested cash for periods as short as overnight, is an arrangement under which the purchaser (i.e., the Fund) purchases a security, usually in the form of a debt obligation (the "Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Repurchase agreements with foreign banks may be available with respect to government securities of the particular foreign jurisdiction. The custody of the Obligation will be maintained by a custodian appointed by the Fund. The Fund attempts to assure that the value of the purchased securities, including any accrued interest, will at all times exceed the value of the repurchase agreement. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation subject to the repurchase agreement.

     The Fund will limit its investment in repurchase agreements maturing in more than seven days subject to the Fund's limitation on investments in illiquid securities.

     In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security.

     If the other party to a repurchase agreement were to become bankrupt, the Fund could experience delays in recovering its investment or losses. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, the Fund could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

     The Trustees have delegated to the Fund's Manager the authority and responsibility to monitor and evaluate the Fund's use of repurchase agreements, including identification of sellers whom they believe to be creditworthy, and have authorized the Fund to enter into repurchase agreements with such sellers. As with any unsecured debt instrument purchased for the Fund, the Manager seeks to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation.

     For purposes of the 1940 Act, a repurchase agreement has been deemed to be a loan from the Fund to the seller of the Obligation. It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller.

REVERSE REPURCHASE AGREEMENTS

     The Fund may enter into reverse repurchase agreements with banks or broker-dealers. In a reverse repurchase agreement, the Fund sells a portfolio instrument to another party, such as a broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement.

     The Fund will limit its investments in reverse repurchase agreements and other borrowing to no more than one-third of its total assets. While a reverse repurchase agreement is outstanding, the Fund will maintain appropriate liquid assets in a segregated custodian account to cover their obligations under the agreement. The Fund will limit its investments in reverse repurchase agreements to no more than 5% of its total assets. The Fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the Manager.

     The use of reverse repurchase agreements by the Fund creates leverage which increases the Fund's investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Fund's earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case.

     If the buyer of the debt securities pursuant to the reverse repurchase agreement becomes bankrupt, realization upon the underlying securities may be delayed and there is a risk of loss due to any decline in their value.

U.S. GOVERNMENT SECURITIES

     Securities issued or guaranteed by the United States government or its agencies or instrumentalities include various U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, for example, Government National Mortgage Association ("GNMA") pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, and it is not so obligated by law. U.S. government securities also include government-guaranteed mortgage-backed securities. See "Mortgage-Related and Other Asset-Backed Securities."

     U.S. government securities do not generally involve the credit risks associated with other types of interest bearing securities, although, as a result, the yields available from U.S. government securities are generally lower than the yields available from other interest bearing securities. Like other fixed-income securities, however, the values of U.S. government securities change as interest rates fluctuate. When interest rates decline, the values of U.S. government securities can be expected to increase, and when interest rates rise, the values of U.S. government securities can be expected to decrease.

STRIPPED SECURITIES

     Stripped securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

     Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.

LENDING OF PORTFOLIO SECURITIES

     The Fund may seek to increase its income by lending portfolio securities to certain broker-dealers and institutions, in accordance with procedures adopted by the Board of Trustees. Under present regulatory policies, such loans would be required to be secured continuously by collateral in cash or U.S. government securities maintained on a current basis at an amount at least equal to 100% of the current market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time generally on less than five days' notice. For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. The Trust, on behalf the Fund, has entered into an agency agreement with Metropolitan West Securities LLC, which acts as the Fund's agent in making loans of portfolio securities and short-term money market investments of the cash collateral received, subject to the supervision and control of the Fund's Manager.

     As with other extensions of credit, there are risks of delay in recovery of, or even loss of rights in, the collateral should the borrower of the securities fail financially or breach its agreement with the Fund. However, the loans would be made only to firms deemed by the Manager to be creditworthy and approved by the Board, and when, in the judgment of the Manager, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If a Manager determines to make securities loans, it is intended that the value of securities loaned will not exceed 33% of the value of the total assets of the lending Fund. Under the guidelines adopted by the Board of Trustees, the Fund is prohibited from lending more than 5% of the Fund's total assets to any one counterparty.

     Subject to the receipt of exemptive relief from the 1940 Act, the Fund, subject to certain conditions and limitations, may be permitted to invest cash collateral and uninvested cash in one or more money market funds that are affiliated with the Fund.

ILLIQUID SECURITIES

     Illiquid securities cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. This includes repurchase agreements maturing in more than seven days. Difficulty in selling securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager determines the liquidity of the Fund's investments; in doing so, the Manager may consider various factors, including
(1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers, (3) the dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities will be valued in such manner as the Board in good faith deems appropriate to reflect their fair market value.

RESTRICTED SECURITIES

     Restricted securities have no ready market and are subject to legal restrictions on their sale (other than those eligible for resale pursuant to Rule 144A or Section 4(2) under the 1933 Act determined to be liquid pursuant to guidelines adopted by the Board of Trustees). Difficulty in selling securities may result in a loss or be costly to the Fund. Restricted securities generally can be sold only in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, the holder of an unregistered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder of a restricted security (e.g., the Fund) might obtain a less favorable price than prevailed when it decided to seek registration of the security. Restricted securities will be valued in such manner as the Board in good faith deems appropriate to reflect their fair market value.

BANK OBLIGATIONS

     The Fund may invest in CDs, time deposits, bankers' acceptances, and other short-term debt obligations issued by commercial banks. CDs are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time at a specified rate of return. Time deposits in banking institutions are generally similar to CDs, but are uncertificated. Time deposits which may be held by the Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation.

     Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer usually in connection with international commercial transactions. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. No Fund may invest in time deposits maturing in more than seven days and that are subject to withdrawal penalties. The Fund will limit its investment in time deposits for which there is a penalty for early withdrawal to 10% of its net assets.

     Investments in the obligations of banks are deemed to be "cash equivalents" if, at the date of investment, the banks have capital surplus and undivided profits (as of the date of their most recently published financials) in excess of $100 million, or the equivalent in other currencies, if, with respect to the obligations of other banks and S&Ls, such obligations are federally insured.

FLOATING AND VARIABLE RATE SECURITIES

     The Fund may invest in floating rate debt instruments. Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be based on an event, such as a change in the prime rate.

     The interest rate on a floating rate debt instrument ("floater") is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rises in interest rates, the Fund will participate in any declines in interest rates as well.

     The interest rate on a leveraged inverse floating rate debt instrument ("inverse floater") resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be determined to be illiquid securities for purposes of the Fund's limitation on investments in such securities.

FOREIGN SECURITIES

     The Fund may invest in U.S. dollar-denominated and non-dollar-denominated foreign debt and equity securities and in CDs issued by foreign banks and foreign branches of U.S. banks. Investors should carefully consider the appropriateness of foreign investing in light of their financial objectives and goals. While foreign markets may present unique investment opportunities, foreign investing involves risks not associated with domestic investing. Foreign investments could be more difficult to sell than U.S. investments. Securities denominated in foreign currencies may gain or lose value as a result of fluctuating currency exchange rates. Securities markets in other countries are not always as efficient as those in the U.S. and are sometimes less liquid and more volatile. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. If foreign securities are determined to be illiquid, then the Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities. Foreign securities transactions may be subject to higher brokerage and custodial costs than domestic securities transactions. Other risks involved in investing in the securities of foreign issuers include: differences in accounting, auditing and financial reporting standards; limited publicly available information; the difficulty of assessing economic trends in foreign countries; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); government interference, including government ownership of companies in certain sectors, wage and price controls, or imposition of trade barriers and other protectionist measures; difficulties in invoking legal process abroad and enforcing contractual obligations; political, social or economic instability which could affect U.S. investments in foreign countries; and potential restrictions on the flow of international capital. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. Additional costs associated with an investment in foreign securities may include higher transaction, custody and foreign currency conversion costs. In the event of litigation relating to a portfolio investment, the Fund may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies.

     Foreign securities are those issued by companies domiciled outside the U.S. and traded in trading markets outside the U.S. These foreign securities can be subject to most, if not all, of the risks of foreign investing. Some securities are issued by companies organized outside the United States but are traded in U.S. securities markets and are denominated in U.S. dollars. For example, ADRs and shares of some large foreign-based companies are traded on principal U.S. stock exchanges. Other securities are not traded in the United States but are denominated in U.S. dollars. These securities are not subject to all the risks of foreign investing. For example, foreign trading market or currency risks will not apply to U.S. dollar-denominated securities traded in U.S. securities markets.

     Investment in countries with emerging markets presents risks in greater degree than, and in addition to, those presented by investment in foreign issuers in general. Countries with developing markets have economic structures that are less mature. Furthermore, countries with developing markets have less stable political systems and may have high inflation, rapidly changing interest and currency exchange rates, and their securities markets are substantially less developed. The economies of countries with developing markets generally are heavily dependent upon international trade, and, accordingly, have been and may continue to be adversely affected by barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures in the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

     ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. Most ADRs are traded on a U.S. stock exchange. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S.

and, therefore, there may not be a correlation between such information and the market value of the unsponsored ADR. EDRs are receipts typically issued by a European bank or trust company evidencing ownership of underlying securities. GDRs and IDRs are receipts issued by either global or international depositories evidencing ownership of underlying securities.

FOREIGN CURRENCY TRANSACTIONS

     The Fund may invest in foreign securities denominated in foreign currencies. Changes in foreign exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Fund's assets. However, the Fund may seek to increase its return by trading in foreign currencies. In addition, to the extent that the Fund invests in foreign securities, it may enter into foreign currency forward contracts in order to protect against uncertainty in the level of future foreign currency exchange rates. The Fund may enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase and may enter into contracts to sell foreign currencies to protect against the decline in value of its foreign currency-denominated portfolio securities due to a decline in the value of the foreign currencies against the U.S. dollar. In addition, the Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are correlated.

     Foreign currency transactions in which the Fund may engage include foreign currency forward contracts, currency exchange transactions on a spot (i.e., cash) basis, put and call options on foreign currencies and foreign exchange futures contracts. A foreign currency forward exchange contract (a "forward contract") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency rates. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies. Although these contracts are intended, when hedging, to minimize the risk of loss due to a decline in the value of the hedged currencies, they also tend to limit any potential gain which might result should the value of such currencies increase.

     While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Moreover, there may be an imperfect correlation between the Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss.

     The Fund will hold liquid assets in a segregated account with its custodian in an amount equal (on a daily marked-to-market basis) to the amount of the commitments under these contracts. At the maturity of a forward contract, the Fund may either accept or make delivery of the currency specified in the contract, or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. The Fund will only enter into such a forward contract if it is expected that there will be a liquid market in which to close out the contract. However, there can be no assurance that a liquid market will exist in which to close a forward contract, in which case the Fund may suffer a loss.

     Normally, consideration of fair value exchange rates will be incorporated in a longer term investment decision made with regard to overall diversification strategies. However, the Manager believes that it is important to have the flexibility to enter into such forward contracts when they determine that the best interest of the Fund will be served by entering into such a contract. Set forth below are examples of some circumstances in which the Fund might employ a foreign currency transaction. When the Fund enters into, or anticipates entering into, a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, the Fund will be able to insulate itself from a possible loss resulting from a change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received, although the Fund would also forego any gain it might have realized had rates moved in the opposite direction. This technique is sometimes referred to as a "settlement" hedge or "transaction" hedge.

     Another example is when the Manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Such a hedge (sometimes referred to as a "position" hedge) will tend to offset both positive and negative currency fluctuations, but will not offset changes in security values caused by other factors. The Fund also may hedge the same position by using another currency (or a basket of currencies) expected to perform in a manner substantially similar to the hedged currency ("proxy" hedge). The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. With respect to positions that constitute "transaction" or "position" hedges (including "proxy" hedges), the Fund will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if the consummation of such contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency (or the related currency, in the case of a "proxy" hedge).

     The Fund may also enter into forward contracts to shift its investment exposure from one currency into another currency that is expected to perform inversely with respect to the hedged currency relative to the U.S. dollar. This type of strategy, sometimes known as a "cross-currency" hedge, will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. "Cross-currency" hedges protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases.

     The Fund may also enter into currency transactions to profit from changing exchange rates based upon the Manager's assessment of likely exchange rate movements. These transactions will not necessarily hedge existing or anticipated holdings of foreign securities and may result in a loss if the Manager's currency assessment is incorrect.

     At the consummation of the forward contract, the Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase at the same maturity date the same amount of such foreign currency. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency for delivery through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If the Fund engages in an offsetting transaction, the Fund will realize a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

     When the Fund has sold a foreign currency, a similar process would be followed at the consummation of the forward contract. Of course, the Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Manager. The Fund generally will not enter into a forward contract with a term of greater than one year.

     In cases of transactions which constitute "transaction" or "settlement" hedges or "position" hedges (including "proxy" hedges) or "cross-currency" hedges that involve the purchase and sale of two different foreign currencies directly through the same foreign currency contract, the Fund may deem its forward currency hedge position to be covered by underlying Fund portfolio securities or may establish a Segregated Account with its custodians in an amount equal to the value of the Fund's total assets committed to the consummation of the subject hedge. The Segregated Account will consist of liquid assets. In the case of "anticipatory" hedges and "cross-currency" hedges that involve the purchase and sale of two different foreign currencies indirectly through separate forward currency contracts, the Fund will establish a Segregated Account with its custodians as described above. In the event the Fund establishes a Segregated Account, the Fund will mark-to-market the value of the assets in the Segregated Account. If the value of the liquid assets placed in the Segregated Account declines, additional liquid assets will be placed in the account by the Fund on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

     It should be realized that the use of forward contracts to protect the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. It also reduces any potential gain which may have otherwise occurred had the currency value increased above the settlement price of the contract.

     The Manager believe that active currency management can be employed as an overall portfolio risk management tool. For example, in their view, foreign currency management can provide overall portfolio risk diversification when combined with a portfolio of foreign securities, and the market risks of investing in specific foreign markets can at times be reduced by currency strategies which may not involve the currency in which the foreign security is denominated.

     The Fund cannot assure that its use of forward contracts will always be successful. Successful use of forward contracts depends on the Manager's skill in analyzing and predicting relative currency values. Forward contracts alter the Fund's exposure to currencies and could result in losses to the Fund if currencies do not perform as the Manager anticipates. The Fund may also incur significant costs when converting assets from one currency to another. Contracts to sell a foreign currency would limit any potential gain which might be realized by the Fund if the value of the hedged currency increases.

     The Fund's foreign currency transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code for qualification as a regulated investment company.

WHEN-ISSUED SECURITIES

     The Fund may from time to time purchase securities on a "when-issued" basis. Debt securities, including municipal securities, are often issued in this manner. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery of and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase (60 days for municipal bonds and notes). During the period between purchase and settlement, no payment is made by the Fund and no interest accrues to the Fund. To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, that Fund would earn no income; however, it is the Trust's intention that the Fund will be fully invested to the extent practicable and subject to the policies stated herein. Although when-issued securities may be sold prior to the settlement date, the Trust intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

     The transactions are entered into in order to secure what is considered to be an advantageous price and yield to the Fund and not for purposes of leveraging the Fund's assets. However, the Fund will not accrue any income on these securities prior to delivery. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. There is a risk that a party with whom the Fund has entered into such transactions will not perform its commitment, which could result in a gain or loss to the Fund.

     At the time the Trust makes the commitment on behalf of the Fund to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's NAV. The market value of the when-issued security may be more or less than the purchase price payable at the settlement date. The transactions are entered into in order to secure what is considered to be an advantageous price and yield to the Fund and not for purposes of leveraging the Fund's assets. However, the Fund will not accrue any income on these securities prior to delivery. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. There is a risk that a party with whom the Fund has entered into such transactions will not perform its commitment, which could result in a gain or loss to the Fund. The Trustees do not believe that the Fund's NAV or income will be exposed to additional risk by the purchase of securities on a when-issued basis. The Fund will establish a segregated account in which it will maintain liquid assets at least equal in value to any commitments to purchase securities on a when-issued basis. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

     The Fund may buy mortgage-related and asset-backed securities. Mortgage-related and asset-backed securities are securities that derive their value from underlying pools of loans that may include interests in pools of lower rated debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities.

     Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of a mortgage-related security with prepayment features may not increase as much as other fixed-income securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Fund's Manager to forecast interest rates and other economic factors correctly. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk and if the security has been purchased at a premium the amount of the premium would be lost in the event of prepayment. Mortgage-related securities are interests in pools of residential or commercial mortgage loans or leases, including mortgage loans made by S&Ls, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see "Mortgage Pass-Through Securities"). The Fund, to the extent permitted in the Prospectus, may also invest in debt securities which are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities. While principal and interest payments on some mortgage-related securities may be guaranteed by the U.S. government, government agencies or other guarantors, the market value of such securities is not guaranteed.

     The Fund will invest only in mortgage-related (or other asset-backed) securities either (i) issued by U.S. government-sponsored corporations such as the GNMA, the Federal Home Loan Mortgage Corporation ("FHLMC") and the Federal National Mortgage Association ("FNMA"), or (ii) privately issued securities rated Baa or better by Moody's or BBB or better by S&P or, if not rated, of comparable investment quality as determined by the Fund's investment adviser. In addition, if any such security is determined to be illiquid, the Fund will limit its investments in these instruments subject to the Fund's limitation on investments in illiquid securities.

     MORTGAGE PASS-THROUGH SECURITIES. Mortgage pass-through securities are interests in pools of mortgage-related securities. Such interests differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment. Some mortgage pass-through certificates may include securities backed by adjustable-rate mortgages which bear interest at a rate that will be adjusted periodically.

     Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost.

     Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. government (in the case of securities guaranteed by FNMA or FHLMC, which are supported only by the discretionary authority of the U.S. government to purchase the agency's obligations).

     GNMA CERTIFICATES. The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly owned U.S. government corporation within the U.S. Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration ("FHA")-insured or Veterans Administration-guaranteed mortgages. In order to meet its obligations under such guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

     Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the FNMA and the FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development and acts as a government instrumentality under authority granted by Congress. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered S&Ls, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. government. FNMA is authorized to borrow from the U.S. Treasury to meet its obligations.

     FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and is now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

     If either fixed or variable rate pass-through securities issued by the U.S. government or its agencies or instrumentalities are developed in the future, the Fund reserves the right to invest in them.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the non-governmental pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Fund's Manager determines that the securities meet the Fund's quality standards.

     PRIVATE MORTGAGE PASS-THROUGH SECURITIES. Commercial banks, S&Ls, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Fund's Manager determines that the securities meet the Fund's quality standards.

     COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA, and their income streams.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first call has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

     In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B or C Bonds currently being paid off. When the Series A, B and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or S&Ls) to borrow against their loan portfolios.

     The Fund will not invest in any privately issued CMOs that do not meet the requirements of Rule 3a-7 under the 1940 Act if, as a result of such investment, more than 5% of the Fund's net assets would be invested in any one such CMO, more than 10% of the Fund's net assets would be invested in such CMOs and other investment company securities in the aggregate, or the Fund would hold more than 3% of any outstanding issue of such CMOs.

     FHLMC COLLATERALIZED MORTGAGE OBLIGATIONS ("FHLMC CMOs"). FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates that are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the FHLMC CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

     If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

     Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

     OTHER MORTGAGE-RELATED SECURITIES. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities, and may be structured in classes with rights to receive varying proportions of principal and interest. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including S&Ls, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

     The Fund's Manager's expect that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Fund's Manager will, consistent with the Fund's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

     CMO RESIDUALS. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including S&Ls, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

     The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances, a portfolio may fail to recoup fully its initial investment in a CMO residual.

     CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to the Fund's limitations on investment in illiquid securities.

     CMOs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO, there is no assurance that the collateral securing such CMO will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs in the over-the-counter market, the depth and liquidity of which will vary from time to time.

     Under certain circumstances, the Fund's investment in residual interests in "real estate mortgage investment conduits" ("REMICs") may cause shareholders of that Fund to be deemed to have taxable income in addition to their Fund dividends and distributions and such income may not be eligible to be reduced for tax purposes by certain deductible amounts, including net operating loss deductions. In addition, in some cases, the Fund may be required to pay taxes on certain amounts deemed to be earned from a REMIC residual. Prospective investors may wish to consult their tax advisors regarding REMIC residual investments by the Fund.

     CMOs and REMICs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs and REMICs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs and REMICs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO or a REMIC, there is no assurance that the collateral securing such CMO or REMIC will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs and

REMICs in the over-the-counter market, the depth and liquidity of which will vary from time to time. Holders of "residual" interests in REMICs (including the Fund) could be required to recognize potential phantom income, as could shareholders (including unrelated business taxable income for tax-exempt shareholders) of funds that hold such interests. The Fund will consider this rule in determining whether to invest in residual interests.

     STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including S&Ls, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

     SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the IO class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

     Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to the Fund's limitations on investment in illiquid securities.

     RISKS ASSOCIATED WITH MORTGAGE-BACKED SECURITIES. As is the case with other fixed-income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The value of some mortgage-backed securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Manager to forecast interest rates and other economic factors correctly. If the Manager incorrectly forecasts such factors and has taken a position in mortgage-backed securities that is or becomes contrary to prevailing market trends, the Fund could be exposed to the risk of a loss.

     Investment in mortgage-backed securities poses several risks, including prepayment, market, and credit risk. Prepayment risk reflects the chance that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise their prepayment options at a time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

     Market risk reflects the chance that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and the Fund invested in such securities and wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

     Credit risk reflects the chance that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.

     OTHER ASSET-BACKED SECURITIES. The Fund's Manager expects that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities have already been offered to investors, including credit card receivables and Certificates for Automobile Receivables(SM) ("CARs(SM)"). CARs(SM) represent undivided fractional interests in a trust ("trust") whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARs(SM) are passed-through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARs(SM) may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of Federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

     If consistent with the Fund's investment objective and policies, the Fund also may invest in other types of asset-backed securities. Certain asset-backed securities may present the same types of risks that may be associated with mortgage-backed securities.

LOAN PARTICIPATION INTERESTS

     The Fund may invest in participation interests in loans. The Fund's investment in loan participation interests may take the form of participation interests in, assignments of or novations of a corporate loan ("Participation Interests"). The Participation Interests may be acquired from an agent bank, co-lenders or other holders of Participation Interests ("Participants"). In a novation, the Fund would assume all of the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. As an alternative, the Fund may purchase an assignment of all or a portion of a lender's interest in a corporate loan, in which case, the Fund may be required generally to rely on the assigning lender to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the corporate loan. The Fund also may purchase a Participation Interest in a portion of the rights of a lender in a corporate loan. In such a case, the Fund will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights directly against the agent bank or the borrower; rather the Fund must rely on the lending institution for that purpose. The Fund will not act as an agent bank, a guarantor or sole negotiator of a structure with respect to a corporate loan.

     In a typical corporate loan involving the sale of Participation Interests, the agent bank administers the terms of the corporate loan agreement and is responsible for the collection of principal and interest and fee payments to the credit of all lenders which are parties to the corporate loan agreement. The agent bank in such cases will be qualified under the 1940 Act to serve as a custodian for a registered investment company such as the Trust. The Fund generally will rely on the agent bank or an intermediate Participant to collect its portion of the payments on the corporate loan. The agent bank monitors the value of the collateral and, if the value of the collateral declines, may take certain action, including accelerating the corporate loan, giving the borrower an opportunity to provide additional collateral or seeking other protection for the benefit of the Participants in the corporate loan, depending on the terms of the corporate loan agreement. Furthermore, unless under the terms of a participation agreement the Fund has direct recourse against the borrower (which is unlikely), the Fund will rely on the agent bank to use appropriate creditor remedies against the borrower. The agent bank also is responsible for monitoring compliance with covenants contained in the corporate loan agreement and for notifying holders of corporate loans of any failures of compliance. Typically, under corporate loan agreements, the agent bank is given broad discretion in enforcing the corporate loan agreement, and is obligated to use only the same care it would use in the management of its own property. For these services, the borrower compensates the agent bank. Such compensation may include special fees paid on structuring and funding the corporate loan and other fees paid on a continuing basis.

     A financial institution's employment as an agent bank may be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank regulatory authority or becomes a debtor in a bankruptcy proceeding. A successor agent bank generally will be appointed to replace the terminated bank, and assets held by the agent bank under the corporate loan agreement should remain available to holders of corporate loans. If, however, assets held by the agent bank for the benefit of the Fund were determined by an appropriate regulatory authority or court to be subject to the claims of the agent bank's general or secured creditors, the Fund might incur certain costs and delays in realizing payment on a corporate loan, or suffer a loss of principal and/or interest. In situations involving intermediate Participants similar risks may arise.

     When the Fund acts as co-lender in connection with a Participation Interest or when the Fund acquires a Participation Interest the terms of which provide that the Fund will be in privity of contract with the corporate borrower, the Fund will have direct recourse against the borrower in the event the borrower fails to pay scheduled principal and interest. In all other cases, the Fund will look to the agent bank to enforce appropriate credit remedies against the borrower. In acquiring Participation Interests the Fund's Manager will conduct analysis and evaluation of the financial condition of each such co-lender and participant to ensure that the Participation Interest meets the Fund's qualitative standards. There is a risk that there may not be a readily available market for loan Participation Interests and, in some cases, this could result in the Fund disposing of such securities at a substantial discount from face value or holding such security until maturity. When the Fund is required to rely upon a lending institution to pay the Fund principal, interest, and other amounts received by the lending institution for the loan participation, the Fund will treat both the borrower and the lending institution as an "issuer" of the loan participation for purposes of certain investment restrictions pertaining to the diversification and concentration of the Fund's portfolio.

     The principal credit risk associated with acquiring Participation Interests from a co-lender or another Participant is the credit risk associated with the underlying corporate borrower. The Fund may incur additional credit risk, however, when it is in the position of Participant rather than a co-lender because the Fund must assume the risk of insolvency of the co-lender from which the Participation Interest was acquired and that of any person interpositioned between the Fund and the co-lender.

REAL ESTATE INVESTMENT TRUSTS ("REITS")

     The Fund may invest in REITs, which are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. The Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, to the extent the Fund invests in REITs, the Fund is also subject to the risks associated with the direct ownership of REITs: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increased competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; and changes in interest rates. Thus, the value of the Fund's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

     REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. Accordingly, REIT shares can be more volatile than--and at times will perform differently from--larger capitalization stocks such as those found in the Dow Jones Industrial Average. In addition, because smaller capitalization stocks are typically less liquid than larger capitalization stocks, REIT shares may sometimes experience greater share-price fluctuations than the stocks of larger companies.

OPTIONS ON FOREIGN CURRENCIES

     The Fund may, to the extent that it invests in foreign currencies, purchase and write options on foreign currencies. The Fund may use foreign currency options contracts for various reasons, including: to manage its exposure to changes in currency exchange rates; as an efficient means of adjusting its overall exposure to certain currencies; or in an effort to enhance its return through exposure to a foreign currency.

     The Fund may, for example, purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. The Fund may also use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which the Fund's assets are or may be denominated. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such declines in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, that Fund will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency, resulting in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the Fund's securities denominated in that currency.

     Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options on such currency. If the value of such currency does increase, the purchase of such call options would enable the Fund to purchase currency for a fixed amount of dollars which is less than the market value of such currency, resulting in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities the Fund intends to acquire. As in the case of other types of options transactions, however, the benefit the Fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

     The Fund may also write options on foreign currencies for hedging purposes. For example, if the Fund anticipates a decline in the dollar value of foreign currency-denominated securities due to declining exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received by the Fund.

     Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency. If rates move in the manner projected, the put option will expire unexercised and allow the Fund to offset such increased cost up to the amount of the premium. As in the case of other types of options transactions, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates.

     A call option written on foreign currency by the Fund is "covered" if that Fund owns the underlying foreign currency subject to the call or securities denominated in that currency or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodians) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held (1) is equal to or less than the exercise price of the call written or
(2) is greater than the exercise price of the call written if the amount of the difference is maintained by the Fund in liquid assets in a segregated account with its custodians.

     Options on foreign currencies to be written or purchased by the Fund will be traded on U.S. and foreign exchanges or over-the-counter. Exchange-traded options generally settle in cash, whereas options traded over-the counter may settle in cash or result in delivery of the underlying currency upon exercise of the option. As with other kinds of options transactions, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations, although, in the event of rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

     The Fund also may use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which the Fund's assets are or may be denominated. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, the Fund may be unable to close out a position. If foreign currency options are determined to be illiquid, then the Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

     Currency options traded on U.S. or other exchanges may be subject to position limits that may limit the ability of the Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchanged-traded options. Foreign currency exchange-traded options generally settle in cash, whereas options traded over-the-counter may settle in cash or result in delivery of the underlying currency upon exercise of the option.

FUTURES TRANSACTIONS

     The Fund may purchase and sell stock index futures to hedge the equity portion of the Fund's securities portfolios with regard to market (systematic) risk (involving the market's assessment of overall economic prospects), as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security) or to gain market exposure to that portion of the market represented by the futures contract. The Fund may also purchase and sell other futures when deemed appropriate, in order to hedge the equity or non-equity portions of their portfolios. In addition, the Fund may, to the extent it invests in foreign securities and subject to any applicable restriction on the Fund's ability to invest in foreign securities, enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates. The Fund may also purchase and write put and call options on futures contracts of the type into which such Fund is authorized to enter and may engage in related closing transactions. In the United States, all such futures on debt securities, debt index futures, stock index futures, foreign currency futures and related options will be traded on exchanges that are regulated by the Commodity Futures Trading Commission ("CFTC"). Subject to compliance with applicable CFTC rules, the Fund also may enter into futures contracts traded on foreign futures exchanges such as Frankfurt, Tokyo, London or Paris as long as trading on foreign futures exchanges does not subject the Fund to risks that are materially greater than the risks associated with trading on U.S. exchanges. The Fund is not limited to the above-listed exchanges.

     A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract), for a set price at a future date. When interest rates are changing and portfolio values are falling, futures contracts can offset a decline in the value of the Fund's current portfolio securities. When interest rates are changing and portfolio values are rising, the purchase of futures contracts can secure better effective rates or purchase prices for the Fund than might later be available in the market when the Fund makes anticipated purchases. In the United States, futures contracts are traded on boards of trade that have been designated as "contract markets" or registered as derivatives transaction execution facilities by the CFTC. Futures contracts generally trade on these markets through an "open outcry" auction on the exchange floor or through competitive trading on an electronic trading system. Currently, there are futures contracts based on a variety of instruments, indices and currencies, including long-term U.S. Treasury bonds, Treasury notes, GNMA certificates, three-month U.S. Treasury bills, three-month domestic bank CDs, a municipal bond index, individual equity securities and various stock indices.

     When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodians (or broker, if legally permitted) a specified amount of liquid assets ("initial margin") as a partial guarantee of its performance under the contract. The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day, as the value of the security, currency or index fluctuates, the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily NAV, the Fund will mark-to-market its open futures positions. Moreover, the Fund will maintain sufficient liquid assets to cover its obligations under open futures contracts.

     The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

     Positions taken in the futures markets are not normally held until delivery or final cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by the Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities or currencies whenever it appears economically advantageous to the Fund to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing-out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

     Consistent with applicable law, the Fund also will be permitted to invest in futures contracts on individual equity securities, known as single stock futures.

     FUTURES ON DEBT SECURITIES. A futures contract on a debt security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular future month, of securities having a standardized face value and rate of return. By purchasing futures on debt securities--assuming a "long" position--the Fund will legally obligate itself to accept the future delivery of the underlying security and pay the agreed-upon price. By selling futures on debt securities--assuming a "short" position it will legally obligate itself to make the future delivery of the security against payment of the agreed-upon price. Open futures positions on debt securities will be valued at the most recent settlement price, unless such price does not appear to the Manager to reflect the fair value of the contract, in which case the positions will be valued by or under the direction of the Trustees.

     Hedging by use of futures on debt securities seeks to establish, more certainly than would otherwise be possible, the effective rate of return on portfolio securities. The Fund may, for example, take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by the Fund (or securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position.

     On other occasions, the Fund may take a "long" position by purchasing futures on debt securities. This would be done, for example, when the Fund intends to purchase particular securities and it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Fund of purchasing the securities will be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase. The Fund may also purchase futures contracts as a substitute for the purchase of longer-term securities to lengthen the average duration of the Fund's portfolio.

     The Fund could accomplish similar results by selling securities with long maturities and investing in securities with short maturities when interest rates are expected to increase or by buying securities with long maturities and selling securities with short maturities when interest rates are expected to decline. However, by using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish the same result more easily and more quickly. Depending upon the types of futures contracts that are available to hedge the Fund's portfolio of securities or portion of a portfolio, perfect correlation between that Fund's futures positions and portfolio positions may be difficult to achieve. Futures contracts do not exist for all types of securities and markets for futures contracts that do exist may, for a variety of reasons, be illiquid at particular times when the Fund might wish to buy or sell a futures contract.

     SECURITIES INDEX FUTURES. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the contract is based. A stock index is designed to reflect overall price trends in the market for equity securities.

     Stock index futures may be used to hedge the equity portion of the Fund's securities portfolio with regard to market (systematic) risk, as distinguished from stock-specific risk. The Fund may enter into stock index futures to the extent that they have equity securities in their portfolios. Similarly, the Fund may enter into futures on debt securities indices (including the municipal bond index) to the extent they have debt securities in their portfolios. By establishing an appropriate "short" position in securities index futures, the Fund may seek to protect the value of its portfolio against an overall decline in the market for securities. Alternatively, in anticipation of a generally rising market, the Fund can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, the Fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio securities, than would otherwise be the case. The Fund may also purchase futures on debt securities or indices as a substitute for the purchase of longer-term debt securities to lengthen the average duration of the Fund's debt portfolio or to gain exposure to particular markets represented by the index.

     The Fund does not intend to use U.S. stock index futures to hedge positions in securities of non-U.S. companies.

     CURRENCY FUTURES. A sale of a currency futures contract creates an obligation by the Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. A purchase of a currency futures contract creates an obligation by the Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. The Fund may sell a currency futures contract if the Manager anticipates that exchange rates for a particular currency will fall, as a hedge against a decline in the value of the Fund's securities denominated in such currency. If the Manager anticipates that exchange rates will rise, the Fund may purchase a currency futures contract to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction. To offset a currency futures contract sold by the Fund, the Fund purchases a currency futures contract for the same aggregate amount of currency and delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is immediately paid the difference. Similarly, to close out a currency futures contract purchased by the Fund, the Fund sells a currency futures contract. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the offsetting sale price is less than the purchase price, the Fund realizes a loss.

     A risk in employing currency futures contracts to protect against the price volatility of portfolio securities denominated in a particular currency is that changes in currency exchange rates or in the value of the futures position may correlate imperfectly with changes in the cash prices of the Fund's securities. The degree of correlation may be distorted by the fact that the currency futures market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts for hedging purposes over a short-term period. Such distortions are generally minor and would diminish as the contract approached maturity.

     Another risk is that the Manager could be incorrect in its expectation as to the direction or extent of various exchange rate movements or the time span within which the movements take place.

     OPTIONS ON FUTURES. For bona fide hedging and other appropriate risk management purposes, the Fund also may purchase and write call and put options on futures contracts which are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading, or, subject to applicable CFTC rules, on foreign exchanges. A "call" option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A "put" option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price at any time before the option expires.

     Upon the exercise of a "call," the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a "put," the writer of the option is obligated to purchase the futures contract (deliver a "short" position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. When an entity exercises an option and assumes a "long" futures position, in the case of a "call," or a "short" futures position, in the case of a "put," its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the writer or holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

     Options on futures contracts can be used by the Fund to hedge substantially the same risks and for the same duration and risk management purposes as might be addressed or served by the direct purchase or sale of the underlying futures contracts. If the Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself.

     The purchase of put options on futures contracts is a means of hedging the Fund's portfolio against the risk of rising interest rates, declining securities prices or declining exchange rates for a particular currency. The purchase of a call option on a futures contract represents a means of hedging against a market advance affecting securities prices or currency exchange rates when the Fund is not fully invested or of lengthening the average maturity or duration of the Fund's portfolio. Depending on the pricing of the option compared to either the futures contract upon which it is based or upon the price of the underlying securities or currencies, it may or may not be less risky than ownership of the futures contract or underlying securities or currencies.

     In contrast to a futures transaction, in which only transaction costs are involved, benefits received in an option transaction will be reduced by the amount of the premium paid as well as by transaction costs. In the event of an adverse market movement, however, the Fund will not be subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs, and may consequently benefit from a favorable movement in the value of its portfolio securities or the currencies in which such securities are denominated that would have been more completely offset if the hedge had been effected through the use of futures.

     If the Fund writes options on futures contracts, the Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Fund will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held by or to be acquired for the Fund. If the option is exercised, the Fund will incur a loss on the option transaction, which will be reduced by the amount of the premium it has received, but which may partially offset favorable changes in the value of its portfolio securities or the currencies in which such securities are denominated.

     The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities or the currencies in which such securities are denominated. If the futures price at expiration is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities or the currencies in which such securities are denominated.

     The writing of a put option on a futures contract is analogous to the purchase of a futures contract. For example, if the Fund writes a put option on a futures contract on debt securities related to securities that the Fund expects to acquire and the market price of such securities increases, the net cost to the Fund of the debt securities acquired by it will be reduced by the amount of the option premium received. Of course, if market prices have declined, the Fund's purchase price upon exercise may be greater than the price at which the debt securities might be purchased in the securities market.

     While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, the Fund's ability to establish and close out options positions at fairly established prices will be subject to the maintenance of a liquid market. The Fund will not purchase or write options on futures contracts unless the market for such options has sufficient liquidity such that the risks associated with such options transactions are not at unacceptable levels.

     LIMITATIONS ON PURCHASE AND SALE OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Fund will only enter into futures contracts or related options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automatic quotation system. The Fund will not enter into futures contracts for which the aggregate contract amounts exceed 100% of the Fund's net assets. When purchasing a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

     When selling a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodians).

     When selling a call option on a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

     When selling a put option on a futures contract, the Fund will maintain with its custodians (and mark-to-market on a daily basis) liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

     The requirements for qualification as a regulated investment company also may limit the extent to which the Fund may enter into futures, futures options or forward contracts. See "Tax Information."

     RISKS ASSOCIATED WITH FUTURES AND FUTURES OPTIONS. There are several risks associated with the use of futures contracts and futures options as hedging techniques. There can be no assurance that hedging strategies using futures will be successful. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract, which in some cases may be unlimited. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund's securities being hedged, even if the hedging vehicle closely correlates with the Fund's investments, such as with single stock future contracts. If the price of a futures contract changes more than the price of the securities or currencies, the Fund will experience either a loss or a gain on the futures contracts which will not be completely offset by changes in the price of the securities or currencies that are the subject of the hedge. An incorrect correlation could result in a loss on both the hedged securities or currencies and the hedging vehicle so that the portfolio return might have been better had hedging not been attempted. In addition, it is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on securities, including technical influences in futures trading and options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. It is also possible that, when the Fund has sold single stock futures or stock index futures to hedge its portfolio against a decline in the market, the market may advance while the value of the particular securities held in the Fund's portfolio may decline. If this were to occur, the Fund would incur a loss on the futures contracts and also experience a decline in the value of its portfolio securities. This risk may be magnified for single stock futures transactions, as the Fund's portfolio manager must predict the direction of the price of an individual stock, as opposed to securities prices generally.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

     There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract or a futures option position. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

     In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid market in the options. It is not certain that such a market will develop. Although the Fund generally will purchase only those options and futures contracts for which there appears to be an active market, there is no assurance that a liquid market on an exchange will exist for any particular option or futures contract at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that the Fund would have to exercise options it has purchased in order to realize any profit and would be less able to limit its exposure to losses on options it has written.

     ADDITIONAL RISKS OF OPTIONS ON SECURITIES, FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS, AND FOREIGN CURRENCY. Options on securities, futures contracts, options on futures contracts, currencies and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (1) other complex foreign political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lesser trading volume.

SWAP AGREEMENTS

     The Fund may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or for other portfolio management purposes. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreements on a "net" basis. Consequently, the Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of liquid assets to avoid any potential leveraging of the Fund's portfolio. The Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's total assets.

     In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

     Swap agreements will tend to shift the Fund's investment exposure from one type of investment to another. For example, if the Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the Fund's exposure to long-term interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund's investments and its share price and yield. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due.

     Whether the Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Manager's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. If such securities are determined to be illiquid, then the Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Manager will cause the Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund's repurchase agreement guidelines. Certain restrictions imposed on the Fund by the Internal Revenue Code may limit the Fund's ability to use swap agreements. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

     Certain swap agreements are largely excluded from regulation under the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC. To qualify for this exclusion, a swap agreement must be entered into by "eligible contract participants," which include financial institutions, investment companies subject to regulation under the 1940 Act and the following, provided the participants' total assets exceed established levels: commodity pools, corporations, partnerships, proprietorships, organizations, trusts or other entities, employee benefit plans, governmental entities, broker-dealers, futures commission merchants, natural persons, or regulated foreign persons. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must be subject to individual negotiation by the parties and may not be executed or traded on trading facilities other than qualifying electronic trading facilities.

WARRANTS

     The Fund may invest in warrants. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Fund will lose its entire investment in such warrant.

SHORT SALES AGAINST THE BOX

     A short sale is a transaction in which the Fund sells through a broker a security it does not own in anticipation of a possible decline in market price. A short sale "against the box" is a short sale in which, at the time of the short sale, the Fund owns or has the right to obtain securities equivalent in kind and amount. The Fund will only enter into short sales "against the box" and such transactions will be limited to involve no more than 25% of the Fund's total assets. The Fund may enter into a short sale against the box to, among other reasons, hedge against a possible market decline in the value of the security owned by the Fund. If the value of a security sold short against the box increases, the Fund would suffer a loss when it purchases or delivers to the selling broker the security sold short. The proceeds of the short sale are retained by the broker pursuant to applicable margin rules. In addition, the Fund may segregate assets, equal in value to 50% of the value of the short sale, in a special account with the Fund's custodians. The segregated assets are pledged to the broker pursuant to applicable margin rules. If a broker, with which the Fund has open short sales, were to become bankrupt, the Fund could experience losses or delays in recovering gains on short sales. The Fund will only enter into short sales against the box with brokers the Manager believe are creditworthy.

RISKS ASSOCIATED WITH DEBT SECURITIES

     To the extent that the Fund invests in debt securities, it will be subject to certain risks. The value of the debt securities held by the Fund, and thus the NAV of the shares of beneficial interest of the Fund, generally will fluctuate depending on a number of factors, including, among others, changes in the perceived creditworthiness of the issuers of those securities, movements in interest rates, the average maturity of the Fund's investments, changes in the relative values of the currencies in which the Fund's investments are denominated relative to the U.S. dollar, and the extent to which the Fund hedges its interest rate, credit and currency exchange rate risks. Generally, a rise in interest rates will reduce the value of fixed income securities held by the Fund, and a decline in interest rates will increase the value of fixed income securities held by the Fund. Longer term debt securities generally pay higher interest rates than do shorter term debt securities but also may experience greater price volatility as interest rates change.

     Since shares of the Fund represent an investment in securities with fluctuating market prices, the value of shares of the Fund will vary as the aggregate value of the Fund's portfolio securities increases or decreases. Moreover, the value of lower rated debt securities that the Fund purchases may fluctuate more than the value of higher rated debt securities. Lower rated debt securities generally carry greater risk that the issuer will default on the payment of interest and principal. Lower rated fixed income securities generally tend to reflect short-term corporate and market developments to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates. Changes in the value of securities subsequent to their acquisition will not affect cash income or yields to maturity to the Fund but will be reflected in the NAV of the Fund's shares.

     Corporate debt securities may bear fixed, contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

     When and if available, debt securities may be purchased at a discount from face value. From time to time, the Fund may purchase securities not paying interest or dividends at the time acquired if, in the opinion of the Manager, such securities have the potential for future income (or capital appreciation, if any).

RISKS OF INVESTING IN HIGH-YIELD SECURITIES ("JUNK BONDS")

     Securities rated lower than Baa by Moody's or lower than BBB by S&P (sometimes referred to as "junk" or "high-yield/risk" bonds) are not considered "investment grade." There is more price volatility, more risk of losing your principal investment, a greater possibility of the issuer going bankrupt, plus additional risks. These securities are considered speculative.

     Investors should be willing to accept the risk associated with investment in high-yield/high-risk securities. Investment in high-yield/high-risk bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High-yield/high-risk bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. The prices of high-yield/high-risk bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments.

     The secondary market on which high-yield/high-risk bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high-yield/high-risk bond, and could adversely affect and cause large fluctuations in the daily NAV of the Fund's shares. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high-yield/high-risk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If such securities are determined to be illiquid, then the Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

     Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield/high-risk bonds, especially in a thinly traded market.

     If the issuer of high-yield/high-risk bonds defaults, the Fund may incur additional expenses to seek recovery. In the case of high-yield/high-risk bonds structured as zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest periodically and in cash.

     Analysis of the creditworthiness of issuers of high-yield/high-risk bonds may be more complex than for issuers of higher quality debt securities, and the ability of the Fund to achieve its investment objective may, to the extent of its investment in high-yield/high-risk bonds, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality bonds.

     The use of credit ratings as the sole method for evaluating high-yield/high-risk bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high-yield/high-risk bonds. Also, credit rating agencies may fail to change credit ratings on a timely basis to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by the Fund, the Fund may retain the portfolio security if the Manager, where applicable, deems it in the best interest of the Fund's shareholders. Legislation designed to limit the use of high-yield/high-risk bonds in corporate transactions may have a material adverse effect on the Fund's NAV and investment practices. In addition, there may be special tax considerations associated with investing in high-yield/high-risk bonds structured as zero coupon or payment-in-kind securities. The Fund records the interest on these securities annually as income even though it receives no cash interest until the security's maturity or payment date.

     In addition, there may be special tax considerations associated with investing in high-yield/high-risk bonds structured as zero coupon or payment-in-kind securities. Interest on these securities is recorded annually as income even though no cash interest is received until the security's maturity or payment date. As a result, the amounts that have accrued each year are required to be distributed to shareholders and such amounts will be taxable to shareholders. Therefore, the Fund may have to sell some of its assets to distribute cash to shareholders. These actions are likely to reduce the Fund's assets and may thereby increase its expense ratios and decrease its rate of return.

ZERO COUPON BONDS

     The Fund may purchase zero coupon bonds, which are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting market rate at the time of issuance. Because interest on zero coupon obligations is not paid to the Fund on a current basis but is, in effect, compounded, the value of the securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations which distribute income regularly. Zero coupon bonds tend to be subject to greater market risk than interest paying securities of similar maturities. The discount represents income, a portion of which the Fund must accrue and distribute every year even though the Fund receives no payment on the investment in that year. Zero coupon bonds tend to be more volatile than conventional debt securities.

DEBT SECURITIES

     Debt securities may have fixed, variable or floating (including inverse floating) rates of interest. To the extent that the Fund invests in debt securities, it will be subject to certain risks. The value of the debt securities held by the Fund, and thus the NAV of the shares of the Fund, generally will fluctuate depending on a number of factors, including, among others, changes in the perceived creditworthiness of the issuers of those securities, movements in interest rates, the maturity of the Fund's investments, changes in relative values of the currencies in which the Fund's investments are denominated relative to the U.S. dollar, and the extent to which the Fund hedges its interest rate, credit and currency exchange rate risks. Generally, a rise in interest rates will reduce the value of fixed income securities held by the Fund, and a decline in interest rates will increase the value of fixed income securities held by the Fund.

CONVERTIBLE SECURITIES

     The Fund may invest in securities convertible into common stock or the cash value of a single equity security or a basket or index of equity securities. Such investments may be made, for example, if the Manager believes that a company's convertible securities are undervalued in the market. Convertible securities eligible for inclusion in the Fund's portfolios include convertible bonds, convertible preferred stocks, warrants or notes or other instruments that may be exchanged for cash payable in an amount that is linked to the value of a particular security, basket of securities, index or indices of securities or currencies.

     Convertible securities, until converted, have the same general characteristics as other fixed income securities insofar as they generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. By permitting the holder to exchange his investment for common stock or the cash value of a security or a basket or index of securities, convertible securities may also enable the investor to benefit from increases in the market price of the underlying securities. Therefore, convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

     As with all fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. The unique feature of the convertible security is that as the market price of the underlying common stock declines, a convertible security tends to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

     Holders of fixed income securities (including convertible securities) have a claim on the assets of the issuer prior to the holders of common stock in case of liquidation. However, convertible securities are typically subordinated to similar non-convertible securities of the same issuer.

     Accordingly, convertible securities have unique investment characteristics because: (1) they have relatively high yields as compared to common stocks; (2) they have defensive characteristics since they provide a fixed return even if the market price of the underlying common stock declines; and (3) they provide the potential for capital appreciation if the market price of the underlying common stock increases.

     A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision or indenture pursuant to which the convertible security is issued. If a convertible security held by the Fund is called for redemption, the Fund will be required to surrender the security for redemption, convert it into the underlying common stock or cash or sell it to a third party.

ARBITRAGE

     The Fund may sell in one market a security which it owns and simultaneously purchase the same security in another market, or it may buy a security in one market and simultaneously sell it in another market, in order to take advantage of differences between the price of the security in the different markets. The Fund does not actively engage in arbitrage. Such transactions may be entered into only with respect to debt securities and will occur only in a dealer's market where the buying and selling dealers involved confirm their prices to the Fund at the time of the transaction, thus eliminating any risk to the assets of the Fund. Such transactions, which involve costs to the Fund, may be limited by the policy of the Fund to qualify as a "regulated investment company" under the Internal Revenue Code.

OPTIONS ON SECURITIES

     WRITING CALL OPTIONS. The Fund may sell ("write") covered call options on its portfolio securities in an attempt to enhance investment performance. A call option sold by the Fund is a short-term contract, having a duration of nine months or less, which gives the purchaser of the option the right to buy, and imposes on the writer of the option--in return for a premium received--the obligation to sell, the underlying security at the exercise price upon the exercise of the option at any time prior to the expiration date, regardless of the market price of the security during the option period. A call option may be covered by, among other things, the writer's owning the underlying security throughout the option period, or by holding, on a share-for-share basis, a call on the same security as the call written, where the exercise price of the call held is equal to or less than the price of the call written, or greater than the exercise price of a call written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian.

     The Fund will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, the Fund will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, the Fund will retain the risk of loss should the price of the security decline, which loss the premium is intended to offset in whole or in part. The Fund, in writing "American Style" call options, must assume that the call may be exercised at any time prior to the expiration of its obligations as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price. In contrast, "European Style" options may only be exercised on the expiration date of the option. Covered call options and the securities underlying such options will be listed on national securities exchanges, except for certain transactions in options on debt securities and foreign securities.

     During the option period, the covered call writer has, in return for the premium received on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline.

     The Fund may protect itself from further losses due to a decline in value of the underlying security or from the loss of ability to profit from appreciation by buying an identical option, in which case the purchase cost may offset the premium. In order to do this, the Fund makes a "closing purchase transaction"--the purchase of a call option on the same security with the same exercise price and expiration date as the covered call option which it has previously written on any particular security. The Fund will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option in a closing transaction is less or more than the amount received from the sale of the covered call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the closing out of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. When a security is to be sold from the Fund's portfolio, the Fund will first effect a closing purchase transaction so as to close out any existing covered call option on that security or otherwise cover the existing call option.

     A closing purchase transaction may be made only on a national or foreign securities exchange which provides a secondary market for an option with the same exercise price and expiration date, except as discussed below. There is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. If the Fund is unable to effect a closing purchase transaction involving an exchange-traded option, the Fund will not sell the underlying security until the option expires, or the Fund otherwise covers the existing option portion or the Fund delivers the underlying security upon exercise. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or purchase the underlying securities at the exercise price. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. Therefore, a closing purchase transaction for an over-the-counter option may in many cases only be made with the other party to the option. If such securities are determined to be illiquid, then the Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

     The Fund pays brokerage commissions and dealer spreads in connection with writing covered call options and effecting closing purchase transactions, as well as for purchases and sales of underlying securities. The writing of covered call options could result in significant increases in the Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate. Subject to the limitation that all call and put option writing transactions be covered, the Fund may, to the extent determined appropriate by the Manager, engage without limitation in the writing of options on U.S. government securities.

     WRITING PUT OPTIONS. The Fund may also write covered put options. A put option is a short-term contract which gives the purchaser of the put option, in return for a premium, the right to sell the underlying security to the seller of the option at a specified price during the term of the option. Put options written by the Fund are agreements by the Fund, for a premium received by the Fund, to purchase specified securities at a specified price if the option is exercised during the option period. A put option written by the Fund is "covered" if the Fund maintains liquid assets with a value equal to the exercise price in a segregated account with its custodian. A put option is also "covered" if the Fund holds on a share-for-share basis a put on the same security as the put written, where the exercise price of the put held is equal to or greater than the exercise price of the put written, or less than the exercise price of the put written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian.

     The premium which the Fund receives from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

     A covered put writer assumes the risk that the market price for the underlying security will fall below the exercise price, in which case the writer could be required to purchase the security at a higher price than the then-current market price of the security. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option.

     The Fund may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised.

     If the Fund is able to enter into a closing purchase transaction, the Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option respectively. After writing a put option, the Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

     In addition, the Fund may also write straddles (combinations of covered puts and calls on the same underlying security). The extent to which the Fund may write covered put and call options and enter into so-called "straddle" transactions involving put or call options may be limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company and the Trust's intention that the Fund qualify as such. Subject to the limitation that all call and put option writing transactions be covered, the Fund may, to the extent determined appropriate by the Manager, engage without limitation in the writing of options on U.S. government securities.

     PURCHASING OPTIONS. The Fund may purchase put or call options which are traded on an exchange or in the over-the-counter market. Options traded in the over-the-counter market may not be as actively traded as those listed on an exchange and generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded. Accordingly, it may be more difficult to value such options and to be assured that they can be closed out at any time. The Fund will engage in such transactions only with firms the Managers deem to be of sufficient creditworthiness so as to minimize these risks. If such securities are determined to be illiquid, then the Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

     The Fund may purchase put options on securities to protect their holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate with one another. The purchase of put options on securities held in the portfolio or related to such securities will enable the Fund to preserve, at least partially, unrealized gains occurring prior to the purchase of the option on a portfolio security without actually selling the security. In addition, the Fund will continue to receive interest or dividend income on the security. The put options purchased by the Fund may include, but are not limited to, "protective puts" in which the security to be sold is identical or substantially identical to a security already held by the Fund or to a security which the Fund has the right to purchase. In the case of a purchased call option, the Fund would ordinarily recognize a gain if the value of the securities decreased during the option period below the exercise price sufficiently to cover the premium. The Fund would recognize a loss if the value of the securities remained above the difference between the exercise price and the premium.

     The Fund may also purchase call options on securities the Fund intends to purchase to protect against substantial increases in prices of such securities pending their ability to invest in an orderly manner in such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price upon exercise of the option during the option period. The Fund would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. The Fund would have a loss if the value of the securities remained below the sum of the premium and the exercise price during the option period. In order to terminate an option position, the Fund may sell put or call options identical to those previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option when it was purchased.

     MARRIED PUTS. The Fund may engage in a strategy known as "married puts." This strategy is most typically used when the Fund owns a particular common stock or security convertible into common stock and wishes to effect a short sale "against the box" (see "Short Sales Against the Box") but for various reasons is unable to do so. The Fund may then enter into a series of stock and related option transactions to achieve the economic equivalent of a short sale against the box. To implement this trading strategy, the Fund will simultaneously execute with the same broker a purchase of shares of the common stock and an "in the money" over-the-counter put option to sell the common stock to the broker and generally will write an over-the-counter "out of the money" call option in the same stock with the same exercise price as the put option. The options are linked and may not be exercised, transferred or terminated independently of the other.

     Holding the put option places the Fund in a position to profit on the decline in price of the security just as it would by effecting a short sale and to, thereby, hedge against possible losses in the value of a security or convertible security held by the Fund. The writer of the put option may require that the Fund write a call option, which would enable the broker to profit in the event the price of the stock rises above the exercise price of the call option (see "Writing Call Options" above). In the event the stock price were to increase above the strike or exercise price of the option, the Fund would suffer a loss unless it first terminated the call by exercising the put.

     SPECIAL RISKS ASSOCIATED WITH OPTIONS ON SECURITIES. Exchange markets in some securities options are a relatively new and untested concept, and it is impossible to predict the amount of trading interest that may exist in such options. The same types of risk apply to over-the-counter trading in options. There can be no assurance that viable markets will develop or continue in the United States or abroad.

     The Fund's purpose in selling covered options is to realize greater income than would be realized on portfolio securities transactions alone. The Fund may forego the benefits of appreciation on securities sold pursuant to call options, or pay a higher price for securities acquired pursuant to put options written by the Fund. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price, or, in the case of a call, remains less than or equal to the exercise price, the Fund will not be able to exercise profitably the option and will lose its entire investment in the option. Also, the price of a put or call option purchased to hedge against price movements in a related security may move more or less than the price of the related security.

     The ability of the Fund to successfully utilize options may depend in part upon the ability of the Manager to forecast interest rates and other economic factors correctly.

     The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

SECURITIES INDEX OPTIONS

     The Fund may purchase call and put options on securities indices for the purpose of hedging against the risk of unfavorable price movements which may adversely affect the value of the Fund's securities. Unlike a securities option, which gives the holder the right to purchase or sell specified securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (1) the difference between the value of the underlying securities index on the exercise date and the exercise price of the option, multiplied by (2) a fixed "index multiplier." In exchange for undertaking the obligation to make such a cash payment, the writer of the securities index option receives a premium.

     A securities index fluctuates with changes in the market values of the securities included in the index. For example, some securities index options are based on a broad market index such as the S&P 500(R) Composite Price Index or the NYSE Composite Index, or a narrower market index such as the S&P 100(R) Index. Indices may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are traded on the following exchanges, among others: The Chicago Board Options Exchange, New York Stock Exchange, and American Stock Exchange.

     The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by the Fund will not exactly match the securities represented in the securities indices on which options are based. The principal risk involved in the purchase of securities index options is that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the securities index on which the option is based. Gains or losses on the Fund's transactions in securities index options depend on price movements in the securities market generally (or, for narrow market indices, in a particular industry or segment of the market) rather than the price movements of individual securities held by the Fund.

     The Fund may sell securities index options prior to expiration in order to close out its positions in securities index options which it has purchased. The Fund may also allow options to expire unexercised.

DOLLAR-WEIGHTED AVERAGE MATURITY

     Dollar-weighted average maturity is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of the Fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

     For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage securities, including collateralized mortgage obligations, and some asset-backed securities are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal payments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.

SECURITIES OF OTHER INVESTMENT COMPANIES

     The Fund may invest in securities of other investment companies, subject to limitations prescribed by the 1940 Act and any applicable investment restrictions described in the Fund's prospectus and SAI. Among other things, the 1940 Act limitations prohibit a Fund from (1) acquiring more than 3% of the voting shares of an investment company, (2) investing more than 5% of the Fund's total assets in securities of any one investment company, and (3) investing more than 10% of the Fund's total assets in securities of all investment companies. The Fund indirectly will bear its proportionate share of any management fees and other expenses paid by the investment companies in which the Fund invests in addition to the fees and expenses the Fund bears directly in connection with its own operations. These securities represent interests in professionally managed portfolios that may invest in various types of instruments pursuant to a wide range of investment styles. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve duplicative management and advisory fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value per share. Others are continuously offered at net asset value per share, but may also be traded in the secondary market.

EXCHANGE TRADED FUNDS

     To the extent the Fund may invest in securities of other investment companies, the Fund may invest in shares of exchange traded funds ("ETFs"). ETFs are investment companies that trade like stocks. Like stocks, shares of ETFs are not traded at net asset value, but may trade at prices above or below the value of their underlying portfolios. The price of an ETF is derived from and based upon the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of a traditional common stock, except that the pricing mechanism for an ETF is based on a basket of stocks. Thus, the risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by a Fund could result in losses on the Fund's investment in ETFs. ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly. A portfolio manager may from time to time invest in ETFs, primarily as a means of gaining exposure for the portfolio to the equity market without investing in individual common stocks, particularly in the context of managing cash flows into the Fund. (See also "Securities of Other Investment Companies.")

SOURCES OF LIQUIDITY OR CREDIT SUPPORT

     Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. The Manager s may rely on their evaluation of the credit of the liquidity or credit enhancement provider in determining whether to purchase a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, the Manager s will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the entity providing the enhancement could affect the value of the security or the Fund's share price.

                       FUNDAMENTAL INVESTMENT RESTRICTIONS

     The Fund's investment restrictions set forth below are fundamental policies of the Fund; i.e., they may not be changed with respect to the Fund without shareholder approval. Shareholder approval means approval by the lesser of (1) more than 50% of the outstanding voting securities of the Fund, or (2) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy. Except for those investment policies of the Fund specifically identified as fundamental in the Prospectus and this SAI, and the Fund's objectives as described in the Prospectus, all other investment policies and practices described may be changed by the Board of Trustees without the approval of shareholders.

     Unless otherwise indicated, all of the percentage limitations below, and in the investment restrictions recited in the Prospectus, apply to the Fund on an individual basis, and apply only at the time a transaction is entered into. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in the Fund's net assets will not be considered a violation.

THE FUND MAY NOT:

     1. With respect to 75% of the Fund's total assets, invest more than 5% of the value of the total assets of the Fund in the securities of any one issuer, except U.S. government securities, or purchase the securities of any issuer if such purchase would cause more than 10% of the voting securities of such issuer to be held by the Fund.

     2. Borrow money except from banks on a temporary basis for extraordinary or emergency purposes, including the meeting of redemption requests, or by engaging in reverse repurchase agreements or comparable portfolio transactions provided that these Fund maintain asset coverage of at least 300% for all such borrowings, and no purchases of securities will be made while such borrowings exceed 5% of the value of the Fund's total assets.

     3. Purchase securities if such purchase would cause 25% or more in the aggregate of the market value of the total assets of the Fund to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation in respect to investments in U.S. government securities, or investments in repurchase agreements with respect thereto (for the purposes of this restriction, telephone companies are considered to be a separate industry from gas or electric utilities, and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of the parents) except that at such time that the 1940 Act is amended to permit a registered investment company to elect to be "periodically industry concentrated" (i.e., the Fund that does not concentrate its investments in a particular industry would be permitted, but not required, to invest 25% or more of its total assets in a particular industry) the Fund elects to be so classified and the foregoing limitation shall no longer apply with respect to the Fund.

     4. Purchase or sell real estate (excluding securities secured by real estate or interests therein or issued by companies that invest in or deal in real estate), commodities and commodity contracts. The Trust reserves the freedom of action to hold and to sell real estate acquired for the Fund as a result of the ownership of securities. Purchases and sales of foreign currencies on a spot basis and forward foreign currency exchange contracts, options on currency, futures contracts on currencies or securities, or securities indices and options on such futures contracts are not deemed to be an investment in a prohibited commodity or commodity contract for the purpose of this restriction.

     5. Make loans to other persons, except loans of portfolio securities. The purchase of debt obligations and the entry into repurchase agreements in accordance with the Fund's investment objectives and policies are not deemed to be loans for this purpose.

     6. Act as an underwriter of securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the 1933 Act, as amended, in the disposition of portfolio securities.

     7. Issue senior securities, except to the extent permitted under the 1940 Act.

                     NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

     In addition to the Fund's fundamental investment restrictions, the Trustees of the Trust have voluntarily adopted certain policies and restrictions which are observed in the conduct of the affairs of the Fund. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment policies in that the following additional investment restrictions may be changed or amended by action of the Trustees without requiring prior notice to or approval of shareholders.

     Unless otherwise indicated, all percentage limitations only at the time a transaction is entered into. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in the Fund's net assets will not be considered a violation. With respect to investment in illiquid securities, the Fund will consider taking measures to reduce the holdings of illiquid securities if they exceed the percentage limitation as a result of changes in the values of the securities as if liquid securities have become illiquid.

THE FUND MAY NOT:

     (a) sell securities short, except for covered short sales or unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures and forward contracts are deemed not to constitute short sales of securities;

     (b) purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute the purchase of securities on margin;

     (c) invest more than 15% of the net assets of the Fund (taken at market value at the time of the investment) in "illiquid securities." Illiquid securities are defined to include (i) securities subject to legal or contractual restrictions on resale (other than restricted securities eligible for resale pursuant to Rule 144A or Section 4(2) under the 1933 Act determined to be liquid pursuant to guidelines adopted by the Board of Trustees), (ii) securities for which market quotations are not readily available, (iii) repurchase agreements maturing in more than seven days, and (iv) other instruments which for regulatory purposes or in the opinion of the Subadvisor may be deemed to be illiquid, including certain options that the Fund has written or traded over the counter and securities being used to cover options the Fund has written;

     (d) purchase the securities of other investment companies except to the extent permitted by the 1940 Act or in connection with a merger, consolidated, acquisition, or reorganization;

               NON-FUNDAMENTAL POLICIES RELATED TO THE FUND'S NAME

     The Fund's name suggests the Fund will focus on a type of investment, within the meaning of Rule 35d-1 of the 1940 Act. The Trust has adopted a non-fundamental policy for the Fund that the Fund will invest, under normal circumstances, at least 80% of the value of its assets (net assets plus the amount of any borrowing for investment purposes) in securities of large capitalization U.S. companies, as defined from time to time in the current prospectus for the Fund. Furthermore, the Trust has adopted a policy to provide the Fund's shareholders with at least 60 days prior notice of any change in this 80% policy.

                              TRUSTEES AND OFFICERS

MANAGEMENT

     The Board of Trustees oversees the management of the Trust and elects its officers. Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death or removal. Officers serve a term of one year and are elected annually by the Trustees. The Trust's officers are responsible for the day-to-day operations of the Trust. Information pertaining to the Trustees and the executive officers of the Trust is set forth below. The business address of each Trustee and officer is 51 Madison Avenue, New York, New York 10010.

                               INTERESTED TRUSTEE*

                                                                                     NUMBER OF
                                   TERM OF                                          PORTFOLIOS
                                  OFFICE AND                                          IN FUND        OTHER
                 POSITION(S)      LENGTH OF                  PRINCIPAL                COMPLEX    DIRECTORSHIPS
   NAME AND          WITH            TIME                  OCCUPATION(S)             OVERSEEN       HELD BY
 DATE OF BIRTH      TRUST           SERVED              DURING PAST 5 YEARS         BY TRUSTEE      TRUSTEE
--------------   -----------   ---------------   --------------------------------   ----------   -------------
    Gary E.       Chairman,       Chairman       Chief Executive Officer,               51            None
   Wendlandt      President      Since 2002;     Chairman and Manager, New York
Date of Birth:    and Chief     President and    Life Investment Management LLC
    10/8/50       Executive    Chief Executive   (including predecessor advisory
                 Officer and    Officer since    organizations) and New York Life
                   Trustee     June 15, 2004     Investment Management Holdings
                                     and         LLC; Executive Vice President,
                                   Trustee       New York Life Insurance
                                  since 2000     Company; Director, NYLIFE
                                                 Distributors LLC; Chairman,
                                                 McMorgan & Company LLC;
                                                 Manager, MacKay Shields LLC;
                                                 Executive Vice President, New
                                                 York Life Insurance and Annuity
                                                 Corporation; Chairman, Madison
                                                 Capital Funding LLC; Chairman,
                                                 Chief Executive Officer and
                                                 Director, MainStay VP Series
                                                 Fund, Inc. (19 portfolios);
                                                 President, Eclipse Funds Inc. (9
                                                 Portfolios) and Eclipse Funds (3
                                                 Portfolios); Executive Vice
                                                 President and Chief Investment
                                                 Officer, Mass Mutual Life
                                                 Insurance Company (1993 to
                                                 1999).

----------
* Trustee considered to be an "interested person" of the Trust within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past 5 Years." All Trustees not considered "interested persons" may be referred to as "Non-Interested Trustees" or "Independent Trustees."

                             NON-INTERESTED TRUSTEES

                                                                                 NUMBER OF
                                       TERM OF                                  PORTFOLIOS
                                      OFFICE AND                                  IN FUND          OTHER
                      POSITION(S)     LENGTH OF              PRINCIPAL            COMPLEX      DIRECTORSHIPS
      NAME AND            WITH           TIME              OCCUPATION(S)         OVERSEEN         HELD BY
   DATE OF BIRTH         TRUST          SERVED          DURING PAST 5 YEARS     BY TRUSTEE        TRUSTEE
-------------------   -----------   --------------   ------------------------   ----------   -----------------
Charlynn Goins        Trustee       Since 2001       Retired. Consultant to         20       Director, The
Date of Birth:                                       U.S. Commerce                           Community's Bank;
9/15/42                                              Department, Washington,                 Director, Urban
                                                     D.C. (1998 to 2000).                    Financial Group

Edward J. Hogan       Trustee       Since 1996       Rear Admiral U.S. Navy         20       None
Date of Birth:                                       (Retired); Independent
8/17/32                                              Management Consultant
                                                     (1997 to 2002).

Terry L. Lierman      Trustee       Since 1991       Community Volunteer;           20       None
Date of Birth:                                       Partner, Health Ventures
1/4/48                                               LLC (2001-2005); Vice
                                                     Chair, Employee Health
                                                     Programs (1990 to 2002);
                                                     Partner, TheraCom (1994 to
                                                     2001); President, Capitol
                                                     Associates, Inc. (1984 to
                                                     2001).



John B. McGuckian     Trustee       Since 1997       Chairman, Ulster               20       Non-Executive
Date of Birth:                                       Television Plc; Pro                     Director, Allied
11/13/39                                             Chancellor, Queen's                     Irish Bank Plc;
                                                     University (1985 to                     Chairman and
                                                     2001).                                  Non-Executive
                                                                                             Director, Irish
                                                                                             Continental Group,
                                                                                             Plc; Chairman, AIB
                                                                                             Group (UK) plc;
                                                                                             Non-Executive
                                                                                             Director, Unidare Plc.

Donald E. Nickelson   Lead Non-     Trustee since    Retired. Vice Chairman,        20       Director, Adolor
Date of Birth:        Interested    1994; Lead       Harbour Group                           Corporation;
12/9/32               Trustee       Non-Interested   Industries, Inc.                        Director, First
                                    Trustee since    (leveraged buyout firm).                Advantage
                                    2000                                                     Corporation.

Richard S. Trutanic   Trustee       Since 1994       Chairman, Somerset Group       20       None
Date of Birth:                                       (financial advisory firm);
2/13/52                                              Managing Director and
                                                     Adviser, The Carlyle Group
                                                     (private investment firm)
                                                     (2001-2004); Senior
                                                     Managing Director, Groupe
                                                     Arnault (private
                                                     investment firm) (1999 to
                                                     2001).

                        OFFICERS (WHO ARE NOT TRUSTEES)*

                                                                                                     PRINCIPAL
        NAME AND                                         TERM OF OFFICE AND LENGTH                 OCCUPATION(S)
      DATE OF BIRTH           POSITION(S) WITH TRUST           OF TIME SERVED                   DURING PAST 5 YEARS
------------------------   ---------------------------   -------------------------   ----------------------------------------
Jefferson C. Boyce         Senior Vice President         Since 1995                  Senior Managing Director, New York Life
Date of Birth: 9/17/57                                                               Investment Management LLC (including
                                                                                     predecessor advisory organizations);
                                                                                     Senior Vice President, New York Life
                                                                                     Insurance Company; Senior Vice
                                                                                     President, Eclipse Funds and Eclipse
                                                                                     Funds Inc.; Director, NYLIFE
                                                                                     Distributors LLC; Director, New York
                                                                                     Life Trust Company.

Patrick J. Farrell         Vice President, Treasurer,    Since 2001                  Managing Director, New York Life
Date of Birth: 9/27/59     Chief Financial and                                       Investment Management LLC (including
                           Accounting Officer and                                    predecessor advisory organizations);
                           Assistant Secretary                                       Treasurer, Chief Financial and
                                                                                     Accounting Officer and Assistant
                                                                                     Secretary, Eclipse

                                                                                     Funds Inc., Eclipse Funds, and
                                                                                     MainStay VP Series Fund, Inc.;
                                                                                     Chief Financial Officer and
                                                                                     Assistant Treasurer, McMorgan Funds
                                                                                     (formerly McM Funds).

Alison H.  Micucci         Vice President - Compliance   Since 2004                  Managing Director and Chief Compliance
Date of Birth: 12/16/65                                                              Officer, New York Life Investment
                                                                                     Management LLC (June 2003 to present);
                                                                                     Vice President--Compliance, Eclipse
                                                                                     Funds, Eclipse Funds Inc., and MainStay
                                                                                     VP Series Fund, Inc.; Senior Managing
                                                                                     Director - Compliance, NYLIFE
                                                                                     Distributors LLC; Deputy Chief
                                                                                     Compliance Officer, New York Life
                                                                                     Investment Management LLC (September
                                                                                     2002 to June 2003); Vice President and
                                                                                     Compliance Officer, Goldman Sachs Asset
                                                                                     Management (November 1999 to August
                                                                                     2002).

Marguerite E.H. Morrison        Secretary                Since 2004                  Managing Director and Secretary, New
Date of Birth: 3/26/56                                                               York Life Investment Management LLC
                                                                                     (since June 2004); Secretary, Eclipse
                                                                                     Funds Inc., Eclipse Funds and MainStay
                                                                                     VP Series Fund, Inc.; Managing Director
                                                                                     and Secretary, NYLIFE Distributors LLC;
                                                                                     Chief Legal Officer--Mutual Funds and
                                                                                     Vice President and Corporate Counsel,
                                                                                     The Prudential Insurance Company of
                                                                                     America (2000 to June 2004).

Richard W. Zuccaro          Tax Vice President           Since 1991                  Vice President, New York Life Insurance
Date of Birth: 12/12/49                                                              Company; Vice President, New York Life
                                                                                     Insurance and Annuity Corporation,
                                                                                     NYLIFE Insurance Company of Arizona,
                                                                                     NYLIFE LLC, NYLIFE Securities Inc., and
                                                                                     NYLIFE Distributors LLC; Tax Vice
                                                                                     President, New York Life International
                                                                                     LLC; Tax Vice President, Eclipse Funds,
                                                                                     Eclipse Funds Inc., and MainStay VP
                                                                                     Series Fund, Inc.

----------
* The officers listed above are considered to be "interested persons" of the Trust within the meaning of the 1940 Act because of their affiliation with the Trust, New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail in the column captioned "Principal Occupation(s) During Past 5 Years."

BOARD OF TRUSTEES

     The Board of Trustees oversees the Funds, the Manager and the Subadvisor. The committees of the Board include the Audit Committee, Brokerage and Expense Committee, Dividend Committee, Performance Committee and Nominating Committee. The Board has also established a Valuation Committee and Valuation Subcommittee, which include members who are not Trustees.

     The purpose of the Audit Committee, which meets on an as needed basis, is:
(1) to oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (2) to oversee the quality and objectivity of the Trust's financial statements and the independent audit thereof; and (3) to act as a liaison between the Trust's independent auditors and the full Board of Trustees. The members of the Audit Committee include Edward J. Hogan, Charlynn Goins, Terry L. Lierman, John B. McGuckian, Donald E. Nickelson, and Richard S. Trutanic. There were 6 Audit Committee meetings held during the fiscal period ended October 31, 2004.

     The purpose of the Brokerage and Expense Committee is to consider and report its recommendations to the full Board, as appropriate, concerning best execution issues and other brokerage matters for the Funds. The members of the Brokerage and Expense Committee include Richard S. Trutanic, John B. McGuckian and Terry L. Lierman. There was 1 Brokerage and Expense Committee meeting held during the fiscal period ended October 31, 2004.

     The purpose of the Dividend Committee is to calculate the dividends authorized by the Board and to set the record and payment dates. The members of the Dividend Committee include Patrick J. Farrell and Gary E. Wendlandt. There were no Dividend Committee meetings held during the fiscal period ended October 31, 2004.

     The purpose of the Operations Committee is to oversee the Trust's compliance with applicable laws and regulations. The members of the Operations Committee include Edward J. Hogan and Terry Lierman. There were 3 Operations Committee meetings held during the fiscal year ended October 31, 2004.

     The purpose of the Performance Committee is to oversee the Funds' investment performance. The members of the Performance Committee include Charlynn Goins, Donald E. Nickelson Edward J. Hogan, and Terry L. Lierman,. There was 1 Performance Committee meeting held during the fiscal year ended October 31, 2004.

     The purpose of the Nominating Committee is: (1) to evaluate the qualifications of candidates and make nominations for independent trustee membership on the Board; (2) to nominate members of committees of the Board and periodically shall review committee assignments; and (3) to make recommendations to the Board concerning the responsibilities or establishment of Board committees. The members of the Nominating Committee include all the Independent
Trustees: Edward J. Hogan, Charlynn Goins, Terry L. Lierman, John B. McGuckian, Donald E. Nickelson, and Richard S. Trutanic. There was 1 Nominating Committee meeting held during the fiscal period ended October 31, 2004.

     The purpose of the Valuation Committee is to oversee the implementation of the Trust's valuation procedures and to make fair value determinations on behalf of the Board as specified in the valuation procedures. The members of the Valuation Committee, on which one or more Trustees may serve, include Gary E. Wendlandt, Charlynn Goins, Donald E. Nickelson, Richard S. Trutanic, Marguerite
E. H. Morrison, Alison Micucci, and Patrick J. Farrell. The Committee meets as often as necessary to ensure that each action taken by the Valuation Subcommittee is reviewed within a calendar quarter of such action. There were 3 Valuation Committee meetings held during the fiscal period ended October 31, 2004.

     The purpose of the Valuation Subcommittee, which meets on an as needed basis, is to establish prices of securities for which market quotations are not readily available or the prices of which are not often readily determinable pursuant to the Funds' valuation procedures. Meetings may be held in person or by telephone conference call. The subcommittee may also take action via electronic mail in lieu of a meeting pursuant to the guidelines set forth in the valuation procedures. The members of the Valuation Subcommittee, on which one or more Trustees may serve, include Gary E. Wendlandt, Charlynn Goins, Donald E. Nickelson, Richard S. Trutanic, Marguerite E.H. Morrison, Alison Micucci, Patrick J. Farrell and Ravi Akhoury. There were 4 Valuation Subcommittee meetings held during the fiscal period ended October 31, 2004.

     As of December 31, 2004, the dollar range of equity securities owned beneficially by each Trustee in the Funds and in any registered investment companies overseen by the Trustee within the same family of investment companies as the Trust was as follows:

                               INTERESTED TRUSTEE

                                                           AGGREGATE DOLLAR RANGE OF EQUITY
                                                             SECURITIES IN ALL REGISTERED
                                                           INVESTMENT COMPANIES OVERSEEN BY
                    DOLLAR RANGE OF EQUITY SECURITIES IN    TRUSTEE IN FAMILY OF INVESTMENT
NAME OF TRUSTEE                   THE FUND                             COMPANIES
---------------     ------------------------------------   --------------------------------
Gary E. Wendlandt                   None                                   $

                             NON-INTERESTED TRUSTEES

                                                             AGGREGATE DOLLAR RANGE OF EQUITY
                                                               SECURITIES IN ALL REGISTERED
                                                             INVESTMENT COMPANIES OVERSEEN BY
                      DOLLAR RANGE OF EQUITY SECURITIES IN    TRUSTEE IN FAMILY OF INVESTMENT
NAME OF TRUSTEE                     THE FUND                             COMPANIES
---------------       ------------------------------------   --------------------------------
Charlynn Goins                        None                           Over $100,000
Edward J. Hogan                       None                           Over $100,000
Terry L. Lierman                      None                          $50,001 - $100,000
John B. McGuckian                     None                          $0
Donald E. Nickelson                   None                          $50,001 - $100,000
Richard S. Trutanic                   None                          $1 -10,000

     As of December 31, 2004, each Trustee who is not an "interested person" of the Trust, and his immediate family members, beneficially or of record owned securities in (1) an investment adviser or principal underwriter of the Trust, or (2) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with and investment adviser or principal underwriter of the Trust as follows:

                             NON-INTERESTED TRUSTEES

                      NAME OF OWNERS AND
                        RELATIONSHIP TO              TITLE OF                         PERCENT OF
NAME OF TRUSTEE             TRUSTEE        COMPANY     CLASS    VALUE OF SECURITIES      CLASS
---------------       ------------------   -------   --------   -------------------   ----------
Charlynn Goins                N/A                                       None
Edward J. Hogan               N/A                                       None
Terry L. Lierman              N/A                                       None
John B. McGuckian             N/A                                       None
Donald E. Nickelson           N/A                                       None
Richard S. Trutanic           N/A                                       None

     In connection with the initial approval of the Fund's Management Agreement and Subadvisory Agreement, the Trustees, including those Trustees who are not "interested persons" (as the term is defined in the 1940 Act) of the Trust, the Manager or the Subadvisor, requested and received from the Manager and Subadvisor, and reviewed, a wide variety of information. In approving these agreements, and in evaluating the fairness of the compensation to be paid by the Fund, the Trustees took into account principally the nature, quality and extent of the services to be performed by the Manager and Subadvisor in relation to fees to be received under the agreements, the investment performance of the Subadvisor in managing the FMI Winslow Growth Fund, an unaffiliated fund ("Winslow Fund") considered to be the Fund's predecessor, and other client accounts pursuing the same or similar investment objectives; the costs of the services to be provided to the Fund and profits to be realized by the Manager, Subadvisor and their affiliates from the relationship with the Fund; the extent to which economies of scale are projected by the Manager to be realized by the Fund as it grows; and whether fee levels reflect these potential economies of scale for the benefit of Fund investors. They considered these factors in light of the fact that the Manager proposed to create the Large Cap Growth Fund for purposes of implementing a reorganization with the Winslow Fund and a separate reorganization with the Blue Chip Growth Fund, another series of the Trust (collectively, the "Reorganizations").

     Among other things, the Trustees considered the Manager's and Subadvisor's personnel, technical resources, operations, financial condition and investment management capabilities and methodologies. In the case of the Manager, the Trustees considered the nature and quality of services that the Manager has provided historically to other series of the Trust. In the case of the Subadvisor, the Trustees considered the performance of other registered investment companies and private institutional accounts managed by the Subadvisor that are similar to the Large Cap Growth Fund and the fees received by the Subadvisor for providing such advisory services. The Trustees also considered other factors, including the fees and expenses borne by other funds in the market pursuing broadly similar strategies, in considering whether the Fund's management and sub-advisory fees seemed reasonable for the level of services to be provided by the Manager and the Subadvisor under the agreements. They also noted the Manager's and Subadvisor's willingness to implement contractual breakpoints, the Manager's agreement to voluntarily waive a certain portion of its management fee, and the Manager's agreement to limit the Fund's net expenses at a certain level. The Board considered certain benefits expected for, and risks borne by, the Manager and its affiliates. The Board discussed the extent to which economies of scale were projected by the Manager to be realized as the Fund grows, noting in particular the Manager's plans for marketing and distributing the Fund and the fact that the contractual breakpoints in place for the management fees were intended to provide that shareholders would share in benefits from economies of scale obtained. The Trustees also discussed alternatives to retaining the Manager and/or Subadvisor for this Fund and determined that, among other factors, the historical relationship between the Manager and the Mainstay Funds and the strong performance record of the Subadvisor currently outweighed the potential benefits of any feasible alternatives of which they were aware.

     These factors were considered by the Trustees at large, including during telephonic and in-person meetings with personnel of the Manager, fund counsel, and independent counsel, and also were considered by the Independent Trustees meeting separately and with independent counsel. Based on this review, it was the judgment of a majority of the Trustees and a majority of the Independent Trustees that approval of these Agreements was in the best interests of the Large Cap Growth Fund and its shareholders. One Independent Trustee did not reach the same conclusion as the other Trustees and voted to not approve the Agreements.

COMPENSATION

     The following Compensation Table reflects the compensation received by certain Trustees and/or officers, for the fiscal period ended October 31, 2004, from the Trust and from certain other investment companies (as indicated) that have the same investment adviser as the Trust or an investment adviser that is an affiliated person of one of the Trust's investment advisers. The Independent Trustees of the Trust receive from the Trust an annual retainer of $45,000, a fee of $2,000 for each Board of Trustees meeting attended and a fee of $1,000 for each Board committee meeting attended, $500 for each Valuation Subcommittee meeting attended, and are reimbursed for all out-of-pocket expenses related to attendance at such meetings. The Lead Independent Trustee is also paid an annual fee of $20,000. The Chairman of the Audit Committee receives $2,000 and the Chairmen of the Brokerage and Operations Committees receives $1,000 for each meeting of the respective committees. Trustees who are affiliated with New York Life do not receive compensation from the Trust.

                               COMPENSATION TABLE

                                                PENSION OR                             TOTAL
                                                RETIREMENT                         COMPENSATION
                                 AGGREGATE       BENEFITS                         FROM THE TRUST
                               COMPENSATION      ACCRUED      ESTIMATED ANNUAL     AND THE FUND
NAME OF PERSON,                  FROM THE       AS PART OF      BENEFITS UPON         COMPLEX
   POSITION                        TRUST      FUND EXPENSES      RETIREMENT      PAID TO TRUSTEES
---------------                ------------   -------------   ----------------   ----------------
Charlynn Goins, Trustee          $103,000           0                 0              $103,000
Edward J. Hogan, Trustee         $101,000           0                 0              $101,000
Terry L. Lierman, Trustee        $102,000           0                 0              $102,000
Donald E. Nickelson, Lead
   Non-Interested Trustee        $126,000           0                 0              $126,000
Richard S. Trutanic, Trustee     $ 98,000           0                 0              $ 98,000
John B. McGuckian, Trustee       $ 90,000           0                 0              $ 90,000

CODES OF ETHICS

     The Trust, its Manager, and its Distributor have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these Codes of Ethics permits the personnel of their respective organizations to invest in securities for their own accounts, including securities that may be purchased or held by the Trust. A copy of each of the Codes of Ethics is on public file with, and is available from, the SEC.

                 THE MANAGER, THE SUBADVISOR AND THE DISTRIBUTOR

MANAGEMENT AGREEMENT

     Pursuant to the Management Agreement for the Fund, NYLIM, subject to the supervision of the Trustees of the Trust and in conformity with the stated policies of the Fund, administers the Fund's business affairs and has investment advisory responsibilities with respect to the Fund's portfolio securities. NYLIM is a wholly-owned subsidiary of New York Life.

     The Management Agreement remains in effect for two years following its initial effective date, and continues in effect thereafter only if such continuance is specifically approved at least annually by the Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Trustees who are not "interested persons" (as the term is defined in the 1940 Act) of the Trust, the Manager (the "Independent Trustees").

     The Manager has authorized any of its managers, members, officers and employees who have been elected or appointed as Trustees or officers of the Trust to serve in the capacities in which they have been elected or appointed.

     The Management Agreement provides that the Manager shall not be liable to the Fund for any error or judgment by the Manager or for any loss sustained by the Fund except in the case of the Manager's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement also provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party upon no more than 60 days' nor less than 30 days' written notice.

     In connection with its administration of the business affairs of the Fund, and except as indicated in the Prospectus, the Manager bears the following expenses:

     (a) the salaries and expenses of all personnel of the Trust and the Manager, except the fees and expenses of Trustees not affiliated with the Manager;

     (b) the fees to be paid to any subadvisor pursuant to a subadvisory agreement; and

     (c) all expenses incurred by the Manager in connection with administering the ordinary course of the Fund's business, other than those assumed by the Trust, as the case may be.

     For its services, the Fund pays the Manager a monthly fee. See the Prospectus, "Know with Whom You're Investing."

     The Fund has not commenced operations and no management fee has been paid by the Fund as of the date of this SAI.

SUBADVISORY AGREEMENT

     Pursuant to the Subadvisory Agreement between the Manager and Winslow Capital Management, Inc. and subject to the supervision of the Trustees of the Trust and the Manager in conformity with the stated policies of the Fund and the Trust, the Subadvisor manages the Fund's portfolios, including the purchase, retention, disposition and loan of securities.

     As compensation for services, the Manager, not the Fund, pays the Fund's Subadvisor an annual fee, computed daily and paid monthly, calculated on the basis of the aggregate average daily net asset value of all Subadvisor-serviced assets in all accounts managed by the Manager, including the Large Cap Growth Fund, during the preceding month at an annual rate equal to:

     - 0.40% of the average daily net asset value of all Subadvisor-serviced assets in all accounts managed by the Manager, including the Large Cap Growth Fund, up to $250 million;

     - 0.35% of the average daily net asset value of all Subadvisor-serviced assets in all accounts managed by the Manager, including the Large Cap Growth Fund, from $250 million to $500 million;

     - 0.30% of the average daily net asset value of all Subadvisor-serviced assets in all accounts managed by the Manager, including the Large Cap Growth Fund, from $500 million to $750 million;

     - 0.25% of the average daily net asset value of all Subadvisor-serviced assets in all accounts managed by the Manager, including the Large Cap Growth Fund, from $750 million to $1 billion; and

     - 0.20% of the average daily net asset value of all Subadvisor-serviced assets in all accounts managed by the Manager, including the Large Cap Growth Fund, in excess of $1 billion.

     To date, the Large Cap Growth Fund is the only account managed by the Manager that is sub-advised by the Subadvisor.

     The Subadvisory Agreement remains in effect for two years following its effective date, and continues in effect thereafter only if such continuance is specifically approved at least annually by the Trustees or by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Independent Trustees.

     The Subadvisor has authorized any of its directors, officers and employees who have been elected or appointed as Trustees or officers of the Trust to serve in the capacities in which they have been elected or appointed. In connection with the services it renders, the Subadvisor bears the salaries and expenses of all of its personnel.

     The Subadvisory Agreement provides that the Subadvisor shall not be liable to the Fund for any error of judgment by the Subadvisor or for any loss suffered by the Fund except in the case of the Subadvisor's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The

Subadvisory Agreement also provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party upon no more than 60 days' nor less than 30 days' written notice.

     The Fund had not commenced operations as of the date of this SAI. Therefore, no subadvisory fees have been paid.

DISTRIBUTION AGREEMENT

     NYLIFE Distributors LLC, a corporation organized under the laws of Delaware, serves as the Trust's distributor and principal underwriter (the "Distributor") pursuant to an Amended and Restated Distribution Agreement, dated August 1, 2002. NYLIFE Securities Inc. ("NYLIFE Securities"), an affiliated company, sells shares of the Funds pursuant to a dealer agreement with the Distributor. The Distributor and other broker-dealers will pay commissions to salesmen as well as the cost of printing and mailing prospectuses to potential investors and of any advertising incurred by them in connection with their distribution of Trust shares. In addition, the Distributor will pay for a variety of account maintenance and personal services to shareholders after the sale. The Distributor is not obligated to sell any specific amount of the Trust's shares. The Distributor receives sales loads and distribution plan payments. The Trust anticipates making a continuous offering of its shares, although it reserves the right to suspend or terminate such offering at any time with respect to the Fund or class or group of Funds or classes.

     The Distribution Agreement remains in effect for two years following its initial effective date, and continues in effect if such continuance is specifically approved at least annually by the Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Independent Trustees. The Distribution Agreement is terminable with respect to the Fund at any time, without payment of a penalty, by vote of a majority of the Trust's Independent Trustees, upon 60 days' written notice to the Distributor, or by vote of a majority of the outstanding voting securities of that Fund, upon 60 days' written notice to the Trust. The Distribution Agreement will terminate in the event of its assignment.

DISTRIBUTION PLANS

     The Board has adopted separate plans of distribution pursuant to Rule 12b-1 under the 1940 Act for Class A, Class B and Class C shares of the Fund (the "Class A Plan," the "Class B Plan" and the "Class C Plan," and collectively, the "12b-1 Plans").

     Under the 12b-1 Plans, a class of shares of the Fund pays distribution and/or service fees to the Distributor as compensation for distribution and/or service activities related to that class of shares and its shareholders. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of an investment and may cost a shareholder more than paying other types of sales charges. Each 12b-1 Plan provides that the distribution and/or service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor. Authorized distribution expenses include the Distributor's interest expense and profit. The Distributor anticipates that its actual expenditures will substantially exceed the distribution fee received by it during the early years of the operation of a 12b-1 Plan. For example, the Distributor will advance to dealers who sell Class B shares of the Fund an amount equal to 4% of the aggregate NAV of the shares sold. Dealers meeting certain criteria established by the Distributor, which may be changed from time to time, may receive additional compensation. In addition, with respect to Class A and Class B shares, the Distributor may pay dealers an ongoing annual service fee equal to 0.25% of the aggregate NAV of shares held by investors serviced by the dealer. With regard to Class B shares that are converted to Class A shares, the Manager may continue to pay the amount of the annual service fee to dealers after any such conversion.

     The Distributor will advance to dealers who sell Class C shares of the Fund an amount equal to 1% of the aggregate NAV of the shares sold. In addition, the Distributor may make payments quarterly to dealers in an amount up to 1.00% on an annualized basis of the average NAV of the Class C shares which are attributable to shareholders for whom the dealers are designated as dealers of record.

     In later years, its expenditures may be less than the distribution fee, thus enabling the Distributor to realize a profit in those years.

     If a 12b-1 Plan for the Fund is terminated, the Fund will owe no payments to the Distributor other than fees accrued but unpaid on the termination date. Each 12b-1 Plan may be terminated only by specific action of the Board of Trustees or shareholders.

     12b-1 Plan revenues may be used to reimburse third parties that provide various services to shareholders who are participants in various retirement plans. These services include aggregating and processing purchase and redemption orders for participant shareholders, processing dividend payments, forwarding shareholder communications, and recordkeeping. Persons selling or servicing different classes of shares of the Fund may receive different compensation with respect to one particular class of shares as opposed to another in the Fund. The Distributor, at its expense, also may from time to time provide additional promotional incentives to dealers who sell Fund shares.

     Under the Class A Plan, Class A shares of the Fund pay the Distributor a monthly fee at the annual rate of 0.25% of the average daily net assets of the Fund's Class A shares for distribution or service activities, as designated by the Distributor.

     Under the current Class B Plan, the Fund's Class B shares pay a monthly distribution fee to the Distributor at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B shares. Pursuant to the Class B Plan, the Class B shares also pay a service fee to the Distributor at the annual rate of 0.25% of the average daily net assets of the Fund's Class B shares.

     Under the Class C Plan, the Fund's Class C shares pay a monthly distribution fee to the Distributor at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class C shares. Pursuant to the Class C Plan, the Class C shares also pay a service fee to the Distributor at the annual rate of 0.25% of the average daily net assets of the Fund's Class C shares.

     Each 12b-1 Plan shall continue in effect from year to year, provided such continuance is approved at least annually by the Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Independent Trustees. No 12b-1 Plan may be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the affected class of shares of the Fund, and all material amendments of a 12b-1 Plan must also be approved by the Trustees in the manner described above. Each 12b-1 Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) on not more than 30 days' written notice to any other party to the 12b-1 Plan. So long as any 12b-1 Plan is in effect, the selection and nomination of Trustees who are not such interested persons has been committed to those Trustees who are not such interested persons. Pursuant to each 12b-1 Plan, the Distributor shall provide the Trust for review by the Trustees, and the Trustees shall review at least quarterly, a written report of the amounts expended under each 12b-1 Plan and the purpose for which such expenditures were made. In the Trustees' quarterly review of each 12b-1 Plan, they will consider its continued appropriateness and the level of compensation provided therein. The Trustees have determined that, in their judgment, there is a reasonable likelihood that each 12b-1 Plan will benefit the Fund and its shareholders.

     Pursuant to Conduct Rule 2830 of the National Association of Securities Dealers, Inc., the amount which a Fund may pay for distribution expenses, excluding service fees, is limited to 6.25% of the gross sales of the Fund's shares since inception of the Fund's Plan, plus interest at the prime rate plus 1% per annum (less any contingent deferred sales charges paid by shareholders to the Distributor or distribution fee (other than service fees) paid by the Fund to the Distributor).

     The Fund has not commenced operations as of the date of this SAI. Therefore, no distribution and service fees have been paid and the Distributor has not incurred any expenses pursuant to the Class A, Class B and Class C Plans.

OTHER SERVICES

     Pursuant to an Amended and Restated Accounting Agreement with the Trust, dated August 1, 2002, the Manager performs certain bookkeeping and pricing services for the Funds. Each Fund will bear an allocable portion of the cost of providing these services to the Trust. In addition, the Fund may reimburse certain third-party service providers, NYLIFE Securities, NYLIFE Distributors and MSS, a division of NYLIM SC, the Fund's transfer agent and an affiliate of NYLIM, for the cost of certain correspondence to shareholders and the establishment and recordkeeping of certain shareholder accounts. The Fund has not commenced operations and no recordkeeping fee has been paid by the Fund as of the date of this SAI.

EXPENSES BORNE BY THE TRUST

     Except for the expenses to be paid by the Manager as described in the Prospectus, the Trust, on behalf of the Fund, is responsible under its Management Agreement for the payment of expenses related to the Fund's operations, including: (1) the fees payable to the Manager; (2) the fees and expenses of Trustees who are not affiliated with the Manager or Subadvisors; (3) certain fees and expenses of the Trust's custodians and transfer agent; (4) the charges and expenses of the Trust's legal counsel and independent registered public accountants; (5) brokers' commissions and any issue or transfer taxes chargeable to the Trust, on behalf of a Fund, in connection with its securities transactions; (6) the fees of any trade association of which the Fund or the Trust is a member; (7) the cost of share certificates representing shares of the Fund; (8) reimbursement of a portion of the organization expenses of the Fund and the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC and registering the Trust as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the Trust's registration statements and prospectuses for such purposes; (9) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and preparing, printing and mailing prospectuses and reports to shareholders; (10) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business; (11) any expenses assumed by the Fund pursuant to its plan of distribution; (12) all taxes and business fees payable by the Fund to federal, state or other governmental agencies; and (13) costs associated with the pricing of the Fund's shares. Fees and expenses of legal counsel, registering shares, holding meetings and communicating with shareholders include an allocable portion of the cost of maintaining an internal legal and compliance department.

     The Fund has entered into a committed line of credit with The Bank of New York as agent, and various other lenders from whom the Fund may borrow up to 5% of its net assets in order to honor redemptions. The credit facility is expected to be utilized in periods when the Fund experiences unusually large redemption requests. A mutual fund is considered to be using leverage whenever it borrows an amount more than 5% of its assets. The Fund does not intend to borrow for the purpose of purchasing securities using the credit facility or any other source of borrowed funds.

                      PROXY VOTING POLICIES AND PROCEDURES

     It is the Fund's policy that proxies received by the Fund are voted in the best interests of the Fund's shareholders. The Board of Trustees of the Fund has adopted Proxy Voting Policies and Procedures for the Fund that delegate all responsibility for voting proxies received relating to the Fund's portfolio securities to the Manager, subject to the oversight of the Board. The Manager has adopted its own Proxy Voting Policies and Procedures in order to assure that proxies voted on behalf of the Fund are voted in the best interests of the Fund and its shareholders. The Manager may delegate proxy voting authority to the Subadvisor; provided that, as specified in the Manager's Proxy Voting Policies and Procedures, the Subadvisor either (1) follows the Manager's Proxy Voting Policy and the Fund's

Procedures; or (2) has demonstrated that its proxy voting policies and procedures are consistent with the Manager's Proxy Voting Policies and Procedures or are otherwise implemented in the best interests of the Manager's clients and appear to comply with governing regulations. The Fund may revoke all or part of this delegation (to the Manager and/or Subadvisor as applicable) at any time by a vote of the Board.

     MANAGER'S PROXY VOTING GUIDELINES. To assist the Manager in approaching proxy voting decisions for the Fund and its other clients, the Manager has adopted proxy voting guidelines ("Guidelines") with respect to certain recurring issues. These Guidelines are reviewed on an annual basis by the Manager's Proxy Voting Committee and revised when the Proxy Voting Committee determines that a change is appropriate. The Manager has selected Institutional Shareholder Services ("ISS") - an unaffiliated third-party proxy research and voting service
- to assist it in researching and voting proxies. With respect to each proxy received, ISS researches the proxy and provides a recommendation to the Manager as to how to vote on each issue based on its research of the individual facts and circumstances of the proxy issue and its application of its research findings to the Guidelines. The Fund's portfolio managers (or other designated personnel) have the ultimate responsibility to accept or reject any ISS proxy voting recommendation ("Recommendation"). The Manager will memorialize the basis for any decision to override a Recommendation, to abstain from voting, and to resolve any conflicts as further discussed below. In addition, the Manager may choose not to vote a proxy if the cost of voting outweighs the possible benefit; if the vote would have an indeterminable or insignificant effect on the client's economic interests or the value of the portfolio holding; or if a jurisdiction imposes share blocking restrictions.

     The following examples illustrate the Manager's Guidelines with respect to certain typical proxy votes. This summary is not an exhaustive list of all the issues that may arise or of all matters addressed in the Guidelines, and whether the Manager supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information.

     Board of Directors. The Manager will vote on director nominees in an uncontested election on a case-by-case basis, examining such factors as the composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman also serves as CEO, and whether a retired CEO sits on the board. In a contested election of directors, the Manager will evaluate the nominees based on such factors as the long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); and evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions. The Manager generally supports proposals to fix the board size or designate a range for the board size, proposals to repeal classified boards or elect all directors annually. The Manager also supports proposals seeking that a majority or more of the board be independent. The Manager generally votes against shareholder proposals to impose a mandatory retirement age for outside directors.

     Antitakeover Defenses and Voting Related Issues. The Manager generally evaluates advance notice proposals on a case-by-case basis, supporting proposals that allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible. The Manager generally supports shareholder proposals that ask a company to submit its poison pill for shareholder ratification; proposals to allow or make easier shareholder action by written consent; and proposals to lower supermajority vote requirements. The Manager generally votes against proposals to restrict or prohibit shareholder ability to call special meetings of shareholder and proposals giving the board exclusive authority to amend the bylaws.

     Capital Structure. Generally, votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis using a model developed by ISS. The Manager will generally vote for proposals to create a new class of nonvoting or subvoting common stock if it is intended for financing purposes with minimal or no dilution to current shareholders and if it is not designed to preserve the voting power of an insider or significant shareholder. The Manager will generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights and against proposals to create a new class of common stock with superior voting rights.

     Executive and Director Compensation. Proposals regarding compensation plans are reviewed on a case-by-case basis using on a methodology focusing on the transfer of shareholder wealth. Generally, the Manager will support proposals seeking additional information regarding compensation, but will vote against proposals which set absolute levels on compensation or dictate amount or form of compensation.

     CONFLICTS OF INTEREST. When a proxy presents a conflict of interest, such as when the Manager has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and the Manager or an affiliated entity of the Manager, both the Fund's and the Manager's proxy voting policies and procedures mandate that the Manager follow an alternative voting procedure rather than to vote proxies in its sole discretion. In these cases, the Manager may: (1) cause the proxies to be voted in accordance with the recommendations of an independent service provider; (2) notify the Trust's Board, a designated Board committee or a representative of either, of the conflict of interest and seek a waiver of the conflict to permit the Manager to vote the proxies as it deems appropriate and in the best interest of Trust shareholders, under its usual policy; or (3) forward the proxies to the Trust's Board, a designated Board committee or a representative of either, so that the Board, the committee or the representative may vote the proxies itself. As part of its delegation of proxy voting responsibility to the Manager, the Funds also delegated to the Manager responsibility for resolving conflicts of interest based on the use of acceptable alternative voting procedure such as the one just described. If the Manager chooses to override a voting recommendation made by ISS, the manager's compliance department will review the override prior to voting to determine the existence of any potential conflicts of interest. If the compliance department determines a material conflict may exist, the issue is referred to the Manager's Proxy Voting Committee who will consider the facts and circumstances and determine whether to allow the override or take other action, such as the alternative voting procedures just mentioned.

     SUBADVISOR PROXY VOTING GUIDELINES. With respect to the Fund, the Manager has delegated proxy voting authority to the Fund's Subadvisor, Winslow Capital Management LLC. A summary of the Subadvisor's proxy voting policies and procedures are provided at Appendix B.

         FUND'S PROXY VOTING RECORD. The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. Once filed, the most recent Form N-PX will be available on the Fund's website at www.mainstayfunds.com; or on the SEC's website at www.sec.gov.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

     The Board has adopted policies and procedures concerning selective disclosure of portfolio holdings of the Fund. Under these policies, the Manager publicly discloses the complete schedule of the Fund's portfolio holdings, as reported at month-end, no earlier than the first business day falling 30 days after the month's end and will publicly disclose each Fund's top ten holdings no earlier than the first business day falling 15 days after the quarter's end. Such information will remain accessible until the next schedule is made publicly available. You may obtain a copy of the Fund's schedule of portfolio holdings or top ten holdings for the most recently completed period by accessing the information on the Funds' website at www.mainstayfunds.com or by calling the MainStay Funds at 1-800-MAINSTAY (1-800-624-6782).

     In addition, the Manager may share the Fund's non-public portfolio holdings information with sub-advisers, pricing services and other service providers to the MainStay Funds who require access to such information in order to fulfill their contractual duties to the Funds. The Manager may also disclose non-public information regarding the Fund's portfolio holdings information to certain mutual fund analysts and rating and tracking entities, such as Morningstar and Lipper Analytical Services, or to other entities that have a legitimate business purpose in receiving such information on a more frequent basis. Exceptions to the frequency and recipients of the disclosure may be made only with the advance authorization of the Trust's Chief Compliance Officer and the Manager's Chief Investment Officer upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Funds and will be reported to the Board of Trustees at the next regularly scheduled board meeting. All non-public portfolio holdings information is provided pursuant to a confidentiality agreement.

     All confidentiality agreements entered into for the receipt of non-public portfolio holdings information must provide, among other things, that the recipient (1) will limit use of such information to the express purpose for which it was provided, (2) will limit access to the information to its employees and agents who are subject to a duty to keep and treat such information as confidential; (3) will implement procedures to monitor compliance by its employees with the terms of the confidentiality agreement; and (4) upon written request from the Manager or the Funds, will promptly return or destroy the information.

     Whenever portfolio holdings disclosure made pursuant to these procedures involves a conflict of interest between the Fund's shareholders and the Fund's Manager, Subadvisor, Distributor or any affiliated person of the Fund, the disclosure may not be made unless a majority of the independent trustees or a majority of a board committee consisting solely of independent directors approves such disclosure. The Fund, the Manager and the Subadvisor shall not enter into any arrangement providing for the disclosure of non-public portfolio holding information for the receipt of compensation or benefit of any kind. Any material changes to the policies and procedures for the disclosure of portfolio holdings will be reported to the Board on at least an annual basis.

                               PORTFOLIO MANAGERS

As of December 31, 2004, the number of other accounts and the total assets of other accounts managed within the following categories: (a) Registered Investment Companies, (b) other pooled investment vehicles; and (c) other accounts is set forth below:


                             Number of Other Accounts Managed and Assets by       Number of Accounts and Assets for which
                             Assets by Account Type                               the Advisory Fee is based on Performance

                             Registered         Other Pooled    Other             Registered          Other       Other
                             Investment          Investment     Accounts          Investment         Pooled      Accounts
                             Companies            Vehicles                        Companies        Investment
                                                                                                    Vehicles
Portfolio Manager

    Clark J. Winslow         1 / $33 million  2 / $56 million   4 / $110 million     0 / $0           0 / $0           0 / $0

    Justin Kelly             1 / $33 million  2 / $56 million   4 / $110 million     0 / $0           0 / $0           0 / $0

    Bart Wear                1 / $33 million  2 / $56 million   4 / $110  million    0 / $0           0 / $0           0 / $0



As of December 31, 2004, the dollar range of fund securities beneficially owned by each Portfolio Manager in the Fund ($1-$10,000, $10,001-$50,000, $50,000-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000)
was as follows:


             Portfolio Manager                     Dollar Range Of Ownership In The Fund
             -----------------                     -------------------------------------
         Clark J. Winslow                                     Over $1,000,000

         Justin Kelly                                       $100,001 - $500,000

         Bart Wear                                          $100,001 - $500,000



Certain employees of the Adviser such as portfolio managers and other investment personnel may be responsible for managing investments in the Funds as well as investments held by various other accounts, which may include separate accounts and unregistered investment companies. Consequently conflicts may arise between the interest of the Adviser and/or Sub-adviser in its investment management activities related to the funds and potentially its interest in its investment management activities related to various other accounts it manages. Such conflicts principally arise with respect to the allocation of investment opportunities and performance-based compensation arrangements of the Funds and other managed accounts.

To address potential conflicts of interest between the clients and the Adviser, NYLIM has developed Aggregation and Allocation Policies and Procedures (trading costs and investment opportunities) and a Code of Ethics (Personal Trading) to assist and guide the portfolio managers and other investment personnel when faced with a conflict. Although the Adviser has adopted such policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a manner that is fair and appropriate, it is possible that unforeseen or unusual circumstances may arise that may require different treatment between the Funds and other accounts managed.

Portfolio Manager Compensation Structure. In an effort to retain key personnel, Winslow Capital Management has structured compensation plans for portfolio managers and other key personnel that it believes are competitive with other investment management firms.

Specifically, portfolio managers receive a base pay and an annual incentive based on performance against individual and organizational objectives, as well as overall Winslow Capital Management results. The plan is designed to align manager compensation with investors' goals by rewarding portfolio managers who meet the long-term objective of consistent, superior investment results, measured by the performance of the product under the individual's management. In addition, these employees are Winslow Capital Management shareholders or hold vested options.

An employee's total compensation package (i.e., salary, annual incentives and firm ownership) is reviewed periodically to ensure that it is competitive relative to the external marketplace.



                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     Purchases and sales of securities on a securities exchange are effected by brokers, and the Fund pays a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the over-the-counter markets, securities (i.e., municipal bonds, other debt securities and some equity securities) are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Transactions in certain over-the-counter securities also may be effected on an agency basis, when the total price paid (including commission) is equal to or better than the best total prices available from other sources. In underwritten offerings, securities are usually purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

     In effecting purchases and sales of portfolio securities for the account of the Fund, the Fund's Subadvisor will seek the best execution of the Fund's orders. The Subadvisor attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of the Fund and its other clients on the basis of the broker-dealers' professional capability, the value and quality of their brokerage services and the level of their brokerage commissions.

     NYLIFE Securities (the "Affiliated Broker") may act as broker for the Fund. In order for the Affiliated Broker to effect any portfolio transactions for the Fund on an exchange, the commissions, fees or other remuneration received by the Affiliated Broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the Affiliated Broker to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. The

Fund will not deal with the Affiliated Broker in any portfolio transaction in which the Affiliated Broker acts as principal.

     Under the Subadvisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the Manager or Subadvisor may cause the Fund to pay a broker-dealer (except the Affiliated Broker) which provides brokerage and research services to the Manager or Subadvisor an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction if the Manager or the Subadvisor determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Manager's or the Subadvisor's overall responsibilities to the Trust or to its other clients. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

     Although commissions paid on every transaction will, in the judgment of the Manager or the Subadvisor, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers (except the Affiliated Broker) who were selected to execute transactions on behalf of the Trust and the Manager's or the Subadvisor's other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

     Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Manager or the Subadvisor for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold through such broker-dealers, but at present, unless otherwise directed by the Trust, a commission higher than one charged elsewhere will not be paid to such a firm solely because it provided Research to the Manager or the Subadvisor. Research provided by brokers is used for the benefit of all of the Manager's or the Subadvisor's clients and not solely or necessarily for the benefit of the Trust. The Manager's or the Subadvisor's investment management personnel attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the Manager or the Subadvisor as a consideration in the selection of brokers to execute portfolio transactions.

     The Fund may participate in commission recapture programs with certain brokers selected by the Manager. Under these programs, the Fund may select a broker or dealer to effect transactions for the Fund whereby the broker or dealer uses a negotiated portion of the commissions earned on such brokerage transactions to pay bona fide operating expenses of the Fund. Such expenses may include fees paid directly to the broker or dealer, to an affiliate of the broker or dealer, or to other service providers, for transfer agency, sub-transfer agency, recordkeeping, or shareholder services or other bona fide services of the Fund.

     In certain instances there may be securities that are suitable for a Fund's portfolio as well as for that of another MainStay Fund or one or more of the other clients of the Manager or the Subadvisor. Investment decisions for the Fund and for the Manager's or the Subadvisor's other clients are made independently from those of the other accounts and investment companies that may be managed by the Manager or the Subadvisor with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned. The Trust believes that over time its ability to participate in volume transactions will produce better executions for the Fund.

     The management fees paid by the Trust, on behalf of the Fund, to the Manager and the Subadvisory fee that the Manager pays on behalf of the Funds to the Subadvisor will not be reduced as a consequence of the Manager's or the Subadvisor's receipt of brokerage and research services. To the extent the Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount that cannot be clearly determined. Such services would be useful and of value to the Manager and the Subadvisor in serving both the Fund and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Manager and the Subadvisor in carrying out their obligations to the Fund.

     The Fund had not commenced operations and no brokerage commissions had been paid by the Fund as of the date of this SAI.

     The Fund's portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities will exclude purchases and sales of debt securities having a maturity at the date of purchase of one year or less.

     The turnover rate for the Fund will vary from year-to-year and depending on market conditions, turnover could be greater in periods of unusual market movement and volatility. A higher turnover rate generally would result in greater brokerage commissions, particularly in the case of equity oriented funds, or other transactional expenses which must be borne, directly or indirectly, by the Fund and, ultimately, by the Fund's shareholders. High portfolio turnover may also result in the realization of an increase in net short-term capital gains by the Fund which, when distributed to non-tax exempt shareholders, will be treated as dividends (ordinary income).

                                 NET ASSET VALUE

     The Trust determines the NAV per share of each class of the Fund on each day the New York Stock Exchange ("NYSE") is open for trading. NAV per share is calculated as of the close of the first session of the NYSE (usually 4:00 pm, New York time) for each class of shares of the Fund, by dividing the current market value of the total assets less liabilities attributable to that class, by the total number of shares of that class of the Fund that are issued and outstanding.

HOW PORTFOLIO SECURITIES ARE VALUED

     Portfolio securities of the Fund are valued:

     (a) by appraising common and preferred stocks which are traded on the NYSE or other exchanges and the National Association of Securities Dealers National Market System ("NMS") at the closing price of the exchange on that day or, if no sale occurs on such exchange, at the last quoted sale price up to the time of valuation on any other national securities exchange; if no sale occurs on that day, the stock shall be valued at the mean between the closing bid price and asked price on the NYSE (NOTE: excessive spreads or infrequent trading may indicate a lack of readily available market quotations which may then be "fair valued" in accordance with fair valuation policies established by the Board);

     (b) by appraising over-the-counter common and preferred stocks quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the NMS) at the closing bid price supplied through such system;

     (c) by appraising over-the-counter and foreign traded common and preferred stocks not quoted on the NASDAQ system and foreign securities traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market at prices supplied by a recognized pricing agent selected by the Fund's Manager or Subadvisor, or if the prices are deemed by the Manager or the Subadvisor not to be representative of market values, the security is to be "fair valued" in accordance with fair valuation policies established by the Board;

     (d) by appraising debt securities and all other liquid securities and other liquid assets at prices supplied by a pricing agent or broker-dealer, selected by the Manager, in consultation with the Fund's Subadvisor, if any, approved by the Valuation Sub-Committee and ratified by the Valuation Committee if those prices are deemed by the Fund's Manager or Subadvisor to be representative of market values at the close of the NYSE;

     (e) by appraising exchange-traded options and futures contracts at the last posted settlement price on the market where any such option or futures contract is principally traded;

     (f) by appraising forward foreign currency exchange contracts held by the Fund at their respective fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations; and

     (g) securities that cannot be valued by the methods set forth above and all other assets, are valued in good faith at "fair value" in accordance with valuation policies established by the Board.

     Portfolio securities traded on more than one U.S. national securities exchange or foreign exchange are valued at the last sale price on the business day as of which such value is being determined on the close of the exchange representing the principal market for such securities and should there be no sale price on that exchange, such securities should then be valued at the last sale price on any other exchange that the Manager may designate. If there were no sales on any exchange, the securities shall be valued at the mean between the closing bid price and asked price. Prior to the daily calculation of the Fund's NAV, the value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the foreign exchange bid rate of such currencies against U.S. dollars as determined by quotes supplied by the pricing agent. If such quotations are not available, the rate of exchange will be determined in accordance with fair valuation policies established by the Board. For financial accounting purposes, the Trust recognizes dividend income and other distributions on the ex-dividend date, except certain dividends from foreign securities that are recognized as soon as the Trust is informed on or after the ex-dividend date.

     A significant event occurring after the close of trading but before the calculation of the Fund's NAV may mean that the closing price for a security may not constitute a readily available market quotation and accordingly require that the security be priced at its fair value in accordance with the fair valuation procedures established by the Board. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE generally will not be reflected in the Fund's calculation of its NAV. The Subadvisor and the Manager will continuously monitor for significant events that may call into question the reliability of market quotations. Such events may include: situations relating to a single issue in a market sector; significant fluctuations in U.S. or foreign markets; natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. However, where the Manager, in consultation with the Subadvisor, may, in its judgment, determine that an adjustment to the Fund's NAV should be made because intervening events have caused the Fund's NAV to be materially inaccurate, the Manager will seek to have the security "fair valued" in accordance with fair valuation procedures established by the Board.

     The proceeds received by the Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to the Fund and constitute the underlying assets of the Fund. The underlying assets of the Fund will be segregated on the Trust's books of account, and will be charged with the liabilities in respect to the Fund and with a share of the general liabilities of the Trust. Expenses with respect to any two or more MainStay Funds will be allocated in proportion to the NAVs of the respective Funds except where allocation of direct expenses can otherwise be fairly made in the judgment of the Manager or the Subadvisor.

                         SHAREHOLDER INVESTMENT ACCOUNT

     A Shareholder Investment Account is established for each investor in the Fund, under which a record of the shares of the Fund held is maintained by MSS. Whenever a transaction takes place in the Fund, the shareholder will be mailed a confirmation showing the transaction. Shareholders will be sent a quarterly statement showing the status of the Account. In addition, shareholders will be sent a monthly statement for each month in which a transaction occurs.

                            SHAREHOLDER TRANSACTIONS

     MSS may accept requests in writing or telephonically from at least one of the owners of a Shareholder Investment Account for the following account transactions and/or maintenance:

     - dividend and capital gain changes (including moving dividends between account registrations);

     -    address changes;

     - certain Systematic Investment Plan and Systematic Withdrawal Plan changes (including increasing or decreasing amounts and plan termination);

     -    exchange requests between identical registrations; and

     -    redemptions less than $100,000 to the record address only.

     In addition, MSS may accept requests from at least one of the owners of a Shareholder Investment Account through the Trust's internet website for account transactions and/or maintenance involving address changes, certain Systematic Investment Plan and Systematic Withdrawal Plan changes (including increasing or decreasing amounts and plan termination) and for redemptions by wire of amounts less than $250,000.

                 PURCHASE, REDEMPTION, EXCHANGES AND REPURCHASE

HOW TO PURCHASE SHARES OF THE FUNDS

GENERAL INFORMATION

     Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund, has the same rights and are identical in all respects, except that, to the extent applicable, each class bears its own service and distribution expenses and may bear incremental transfer agency costs resulting from its sales arrangements. Class A, Class B, and Class C shares of the Fund have exclusive voting rights with respect to provisions of the Rule 12b-1 plan for such class of the Fund pursuant to which its distribution and service fees are paid, and each class has similar exchange privileges. As compared to Class A shares, the net income attributable to Class B and Class C shares and the dividends payable on Class B and Class C shares will be reduced by the amount of the higher Rule 12b-1 fee and incremental expenses associated with such class. Likewise, the NAV of the Class B and Class C shares generally will be reduced by such class specific expenses (to the extent the Fund has undistributed net income) and investment performance of Class B and Class C shares will be lower than that of Class A shares. For additional information on the features of Class A, Class B and Class C shares, see "Alternative Sales Arrangements." Financial intermediaries may not offer all share classes of a Fund. If the share class that is most economical for you, given your individual financial circumstances and goals, is not offered through your financial intermediary and you are otherwise eligible to invest in that share class, you can open an account and invest directly with the Fund by submitting an application form to MSS.

BY MAIL

     Initial purchases of shares of the Fund should be made by mailing the completed application form to the investor's registered representative. Shares of the Fund may be purchased at the NAV per share next determined after receipt in good order of the purchase order by the Fund plus any applicable sales charge.

BY TELEPHONE

     An investor may make an initial investment in the Fund by having his or her registered representative telephone MSS between 8:00 am and 4:00 pm, eastern time, on any day the NYSE is open. The purchase will be effected at the NAV per share next determined following receipt of the telephone order as described above plus any applicable sales charge. An application and payment must be received in good order by MSS within three business days. All telephone calls are recorded to protect shareholders and MSS. For a description of certain limitations on the liability of the Fund and MSS for transactions effected by telephone, see "Buying and Selling MainStay Shares" in the Prospectus.

BY WIRE

     An investor may open an account and invest by wire by having his or her registered representative telephone MSS between 8:00 am and 6:00 pm, eastern time, to obtain an account number and instructions. For both initial and subsequent investments, federal funds should be wired to:

STATE STREET BANK AND TRUST COMPANY
ABA NO. 011-0000-28
ATTN: CUSTODY AND SHAREHOLDER SERVICES
FOR CREDIT: MAINSTAY ________________ FUND-CLASS ______
SHAREHOLDER NAME _______________________________
SHAREHOLDER ACCOUNT NO. _____________________________
DDA ACCOUNT NUMBER 99029415

AN APPLICATION MUST BE RECEIVED BY MSS WITHIN THREE BUSINESS DAYS.

     The investor's bank may charge the investor a fee for the wire. To make a purchase effective the same day, the registered representative must call MSS by 12:00 noon eastern time, and federal funds must be received by MSS before 4:00 pm eastern time.

     Wiring money to the Trust will reduce the time a shareholder must wait before redeeming or exchanging shares, because when a shareholder purchases by check or by Automated Clearing House ("ACH") payment, the Trust may withhold payment for up to 10 days from the date the check or ACH purchase is received.

ADDITIONAL INVESTMENTS

     Additional investments in the Fund may be made at any time by mailing a check payable to The MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401. The shareholder's account number and the name of the Fund and class of shares must be included with each investment. Purchases will be effected at the NAV per share plus any applicable sales charge as described above.

     The Trust's officers may waive the initial and subsequent investment minimums for certain purchases when they deem it appropriate, including, but not limited to, purchases through certain qualified retirement plans; purchases by the Trustees; New York Life and its subsidiaries and their employees, officers, directors or agents; through financial services firms that have entered into an agreement with the Fund or New York Life Distributors; New York Life employee and agent investment plans; investments resulting from distributions by other New York Life products and NYLIFE Distributors LLC products; and purchases by certain individual participants.

SYSTEMATIC INVESTMENT PLANS

     Investors whose bank is a member of the ACH may purchase shares of the Fund through AutoInvest. AutoInvest facilitates investments by using electronic debits, authorized by the shareholder, to a checking or savings account, for share purchases. When the authorization is accepted (usually within two weeks of receipt) a shareholder may purchase shares by calling MSS, toll free at 1-800-MAINSTAY (1-800-624-6782) (between 8:00 am and 4:00 pm, eastern time). The investment will be effected at the NAV per share next determined after receipt in good order of the order, plus any applicable sales charge, and normally will be credited to the shareholder's Fund account within two business days thereafter. Shareholders whose bank is an ACH member also may use AutoInvest to automatically purchase shares of a Fund on a scheduled basis by electronic debit from an account designated by the shareholder on an application form. The initial investment must be in accordance with the investment amounts previously mentioned. Subsequent minimum investments are $50 monthly, $100 quarterly, $250 semiannually, or $500 annually. The investment day may be any day from the first through the twenty-eighth of the respective month. Redemption proceeds from Fund shares purchased by AutoInvest may not be paid until 10 days or more after the purchase date. Fund shares may not be redeemed by AutoInvest.

OTHER INFORMATION

     Investors may, subject to the approval of the Trust, the Distributor, the Manager and the Subadvisor to the Fund, purchase shares of the Fund with liquid securities that are eligible for purchase by that Fund and that have a value that is readily ascertainable. These transactions will be effected only if the Subadvisor intends to retain the security in the Fund as an investment. The Trust reserves the right to amend or terminate this practice at any time. An investor must call MainStay at 1-800-MAINSTAY (1-800-624-6782) before sending any securities. The Trust and the Distributor reserve the right to redeem shares of any shareholder who has failed to provide the Trust with a certified Taxpayer I.D. number or such other tax-related certifications as the Trust may require. A notice of redemption, sent by first class mail to the shareholder's address of record, will fix a date not less than 30 days after the mailing date, and shares will be redeemed at the NAV determined as of the close of business on that date unless a certified Taxpayer I.D. number (or such other information as the Trust has requested) has been provided.

ALTERNATIVE SALES ARRANGEMENTS

INITIAL SALES CHARGE ALTERNATIVE CLASS A SHARES

     The sales charge on Class A shares of the Fund is a variable percentage of the public offering price depending upon the investment orientation of the Fund and the amount of the sale.

     The sales charge applicable to an investment in Class A shares of the Fund will be determined according to the following table:

                                                          SALES CHARGE AS A PERCENTAGE OF
                       SALES CHARGE AS A PERCENTAGE OF:           OFFERING PRICE:
                       --------------------------------   -------------------------------
                                            NET                              RETAINED
      AMOUNT OF               OFFERING    AMOUNT               RETAINED       BY THE
       PURCHASE                 PRICE    INVESTED              BY DEALER   DISTRIBUTOR
      ---------               --------   --------             ----------   -----------
Less than $50,000               5.50%      5.82%              4.75%           0.75%
$50,000 to $99,999              4.50%      4.71%              4.00%           0.50%
$100,000 to $249,999            3.50%      3.63%              3.00%           0.50%
$250,000 to $499,999            2.50%      2.56%              2.00%           0.50%
$500,000 to $999,999            2.00%      2.04%              1.75%           0.25%
$1,000,000 or more*             None       None               See Below*      None

* No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase. See "Reduced Sales Charges on Class A Shares -- Contingent Deferred Sales Charge, Class A."

     Although an investor will not pay an initial sales charge on investments of $1,000,000 or more, the Distributor may pay, from its own resources, a commission to dealers on such investments. In such cases, the dealer will receive a commission of 1.00% on the portion of a sale from $1,000,000 to $2,999,999, 0.50% of any portion from $3,000,000 to $4,999,999 and 0.40% on any portion of $5,000,000 or more. Commissions will be calculated on a calendar year basis. Such commissions will be paid only on those purchases that were not previously subject to a front-end sales charge and dealer concession.

     The Distributor may allow the full sales charge to be retained by dealers. The amount retained may be changed from time to time. The Distributor, at its expense, also may from time to time provide additional promotional incentives to dealers who sell Fund shares. A selected dealer who receives a reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the 1933 Act.

         The sales charge applicable to an investment in Class A shares of the Fund will be 5.50% of the offering price per share (5.82% of NAV per share). Set forth below is an example of the method of computing the offering price of the Class A shares of the Fund. The example assumes a purchase of Class A shares of the Fund aggregating less than $50,000 at a price based upon a initial NAV of Class A shares of the Fund at inception.

NAV per Class A Share at
March ____, 2005                          $10.00

Per Share Sales Charge - 5.50% of
offering price (5.82% of NAV
per share)                                $ 0.58

Class A Per Share Offering Price to the
Public                                    $10.58

PURCHASES AT NET ASSET VALUE

     Purchases of Class A shares in an amount equal to $1 million or more will not be subject to an initial sales charge, but may be subject to a contingent deferred sales charge of 1% on shares redeemed within one year of the date of purchase. See "Reduced Sales Charges on Class A Shares-Contingent Deferred Sales Charge, Class A."

     The Fund's Class A shares may be purchased at NAV, without payment of any sales charge, by its Trustees; New York Life and its affiliates and their employees, officers, directors, or agents or former employees (and immediate family members); employees (and immediate family members) of the Subadvisors of any MainStay Fund. Also, any employee or registered representative of an authorized broker-dealer (and immediate family members) and any employee of Boston Financial Data Services that is assigned to the Fund may purchase a Fund's shares at NAV without payment of any sales charge.

     In addition, the Trust will treat Class A share purchases of the Fund in an amount less than $1,000,000 by defined contribution plans, other than 403(b) plans, that are sponsored by employers with 50 or more employees as if such purchases were equal to an amount more than $1,000,000 but less than $2,999,999. Such purchases by defined contribution plans may be subject to a contingent deferred sales charge of 1% on shares redeemed within one year of the date of purchase. See "Reduced Sales Charges on Class A Shares-Contingent Deferred Sales Charge, Class A."

     Class A shares of the Fund also may be purchased at NAV, without payment of any sales charge, if purchased through financial services firms such as broker-dealers, investment advisers and other financial institutions which have entered into an agreement with the Fund or the Distributor which provides for the sale and/or servicing of Fund shares in respect of beneficial owners that are clients of the financial services firms or intermediaries contracting with such firms. Sales and/or servicing agreements with third parties also have been established on behalf of Class B and Class C shares. The Fund, the Distributor, MSS or affiliates may pay fees to such firms and/or intermediaries in connection with these arrangements on behalf of Class A, B and/or C shares.

REDUCED SALES CHARGES ON CLASS A SHARES

     Under a right of accumulation, current purchases of the Fund and the current value of investments in Class A, B and/or C shares of one or more MainStay Funds (including series of The MainStay Funds, Eclipse Funds and Eclipse Funds, Inc., but excluding the MainStay Cash Reserves Fund and the MainStay Money Market Fund) by a "Qualified Purchaser" will be aggregated for purposes of computing the sales charge. "Qualified Purchaser" includes an individual and his/her spouse and their children under the age of 21. To combine shares of eligible MainStay Funds held in accounts at other intermediaries under your Right of Accumulation, an investor may be required to provide the Distributor or the investor's financial intermediary a copy of each account statement showing the current holdings of the Fund or other eligible MainStay Funds owned by each Qualified Purchaser. The Distributor or financial intermediary will combine the value of all eligible MainStay Fund holdings based on the current offering price per share to determine the appropriate Class A sales charge rate for the current purchase. Investors that fail to provide requested documentation of holdings may not receive a discount to which they are otherwise entitled.

LETTER OF INTENT (LOI)

     Qualified Purchasers may obtain reduced sales charges by signing an LOI. The LOI is a nonbinding obligation on the Qualified Purchaser to purchase the full amount indicated in the LOI. The sales charge is based on the total amount to be invested in the MainStay Funds (including series of The MainStay Funds, Eclipse Funds and Eclipse Funds, Inc., but excluding the MainStay Cash Reserves Fund and the MainStay Money Market Fund) during a 24-month period. A 90-day back-dated period can be used to include earlier purchases; the 24-month period would then begin on the date of the first purchase during the 90-day period. To combine shares of eligible MainStay Funds held in accounts at other intermediaries under a Letter of Intent, an investor may be required to provide the Distributor or the investor's financial intermediary a copy of each account statement showing the current holdings of the Fund or other eligible MainStay Funds owned by each Qualified Purchaser. The Distributor or financial intermediary will combine the value of all eligible MainStay Fund holdings based on the current offering price per share to determine the appropriate Class A sales charge rate for the current purchase. Investors that fail to provide requested documentation of holdings may not receive a discount to which they are otherwise entitled. For more information, call your registered representative or MainStay at 1-800-MAINSTAY (1-800-624-6782).

     On the initial purchase, if required (or, on subsequent purchases if necessary), 5% of the dollar amount specified in the LOI will be held in escrow by MSS in shares registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the LOI (less any dispositions and exclusive of any distribution on such shares automatically reinvested) are less than the amount specified, MSS will notify the shareholder prior to the expiration of the LOI that the total purchases toward the LOI were not met and will state the amount that needs to be invested in order to meet the dollar amount specified by the LOI. If not remitted within 20 days after the written request, MSS will process an LOI adjustment.

SPECIAL INCENTIVE COMPENSATION ARRANGEMENTS

     The Distributor may enter into special incentive compensation arrangements with dealers that have sold a minimum dollar amount of fund shares. Such incentives may take the form of administrative expenses, including ticket charges. None of these payments will change the price an investor pays for shares. In its sole discretion, the Distributor may discontinue these arrangements at any time.

CONTINGENT DEFERRED SALES CHARGE, CLASS A

     In order to recover commissions paid to dealers on qualified investments of $1 million or more, a contingent deferred sales charge of 1% may be imposed on redemptions of such investments made within one year of the date of purchase. Purchases of Class A shares at NAV through financial services firms or by certain persons that are affiliated with or have a relationship with New York Life or its affiliates (as described above) will not be subject to a contingent deferred sales charge.

     Class A shares that are redeemed will not be subject to a contingent deferred sales charge, however, to the extent that the value of such shares represents: (1) capital appreciation of Fund assets; (2) reinvestment of dividends or capital gains distributions; (3) Class A shares redeemed more than one year after their purchase; (4) withdrawals from qualified retirement plans and nonqualified deferred compensation plans resulting from separation of service, loans, hardship withdrawals, death, disability, QDROs; and excess contributions pursuant to applicable IRS rules; and Required Minimum Distributions at age 70-1/2 for IRA and 403(b)(7) TSA participants; (5) transfers within a retirement plan where the proceeds of the redemption are invested in any guaranteed investment contract written by New York Life or any of its affiliates; transfers to products offered within a bundled retirement plan sponsored by NYLIM that uses NYLIM Service Company LLC, TRAC-2000, CNA Trust, or certain other approved entities, as the recordkeeper; as well as participant transfers or rollovers from a retirement plan to a MainStay IRA; (6) redemptions, under the Systematic Withdrawal Plan, used to pay scheduled monthly premiums on insurance policies issued by New York Life or an affiliate; or (7) continuing, periodic monthly or quarterly withdrawals, under the Systematic Withdrawal Plan for IRA and 403(b)(7) TSA participants for normal distributions based on their life expectancy. Class A shares of the Fund that are purchased without an initial front-end sales charge may be exchanged for Class A shares of another MainStay Fund without the imposition of a contingent deferred sales charge, although, upon redemption, contingent deferred sales charges may apply to the Class A shares that were acquired through an exchange if such shares are redeemed within one year of the date of the initial purchase.

     The contingent deferred sales charge will be applicable to amounts invested pursuant to a right of accumulation or an LOI to the extent that (a) an initial front-end sales charge was not paid at the time of the purchase and (b) any shares so purchased are redeemed within one year of the date of purchase.

     For federal income tax purposes, the amount of the contingent deferred sales charge generally will reduce the gain or increase the loss, as the case may be, recognized upon redemption.

CONTINGENT DEFERRED SALES CHARGE, CLASS B

     A contingent deferred sales charge will be imposed on redemptions of Class B shares of the Fund, in accordance with the table below, at the time of any redemption by a shareholder which reduces the current value of the shareholder's Class B account in the Fund to an amount which is lower than the amount of all payments by the shareholder for the purchase of Class B shares in the Fund during the preceding six years. However, no such charge will be imposed to the extent that the aggregate NAV of the Class B shares redeemed does not exceed (1) the current aggregate NAV of Class B shares of the Fund purchased more than six years prior to the redemption, plus (2) the current aggregate NAV of Class B shares of the Fund purchased through reinvestment of dividends or distributions, plus (3) increases in the NAV of the investor's Class B shares of the Fund above the total amount of payments for the purchase of Class B shares of the Fund made during the preceding six years.

     Proceeds from the contingent deferred sales charge are paid to, and are used in whole or in part by, the Distributor to defray its expenses of providing distribution related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents. The combination of the contingent deferred sales charge and the distribution fee facilitates the ability of the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase.

     The amount of the contingent deferred sales charge, if any, paid by a redeeming shareholder will vary depending on the number of years from the time of payment for the purchase of Class B shares of the Fund until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

     The following table sets forth the rates of the contingent deferred sales charge:

                          CONTINGENT DEFERRED SALES
YEAR SINCE PURCHASE   CHARGE AS A PERCENTAGE OF AMOUNT
   PAYMENT MADE         REDEEMED SUBJECT TO THE CHARGE
-------------------   --------------------------------
First                             5.0%
Second                            4.0%
Third                             3.0%
Fourth                            2.0%
Fifth                             2.0%
Sixth                             1.0%
Thereafter                        None

     In determining the rate of any applicable contingent deferred sales charge, it will be assumed that a redemption is made of shares held by the shareholder for the longest period of time. This will result in any such charge being imposed at the lowest possible rate.

     The contingent deferred sales charge will be waived in connection with the following redemptions: (i) withdrawals from qualified retirement plans and nonqualified deferred compensation plans resulting from separation of service, loans, hardship withdrawals, QDROs and required excess contribution returns pursuant to applicable IRS rules; and Required Minimum Distributions at age 70-1/2 for IRA and 403(b)(7) TSA participants; (ii) withdrawals related to the termination of a retirement plan where no successor plan has been established;
(iii) transfers within a retirement plan where the proceeds of the redemption are invested in any guaranteed investment contract written by New York Life or any of its affiliates, transfers to products offered within a retirement plan which uses NYLIM Service Company LLC as the recordkeeper; as well as participant transfers or rollovers from a retirement plan to a MainStay IRA; (iv) required distributions by charitable trusts under Section 664 of the Internal Revenue Code; (v) redemptions following the death of the shareholder or the beneficiary of a living revocable trust or within one year following the disability of a shareholder occurring subsequent to the purchase of shares; (vi) redemptions under the Systematic Withdrawal Plan used to pay scheduled monthly premiums on insurance policies issued by New York Life or an affiliate; (vii) continuing, periodic monthly or quarterly withdrawals, under the Systematic Withdrawal Plan, up to an annual total of 10% of the value of a shareholder's Class B shares in the Fund; (viii) redemptions by New York Life or any of its affiliates or by accounts managed by New York Life or any of its affiliates; (ix) redemptions effected by registered investment companies by virtue of transactions with the Fund; (x) redemptions by shareholders of shares purchased with the proceeds of a settlement payment made in connection with the liquidation and dissolution of a limited partnership sponsored by New York Life or one of its affiliates; and
(xi) continuing, periodic monthly or quarterly withdrawals, under the Systematic Withdrawal Plan for IRA and 403(b)(7) TSA participants for normal distributions based on their life expectancy. The contingent deferred sales charge is waived on such sales or redemptions to promote goodwill and because the sales effort, if any, involved in making such sales is negligible.

     Shareholders should notify MSS, the Fund's transfer agent, at the time of requesting such redemptions that they are eligible for a waiver of the contingent deferred sales charge. Class B shares upon which the contingent deferred sales charge may be waived may not be resold, except to the Trust.

Shareholders who are making withdrawals from retirement plans and accounts or other tax-sheltered or tax-deferred accounts should consult their tax advisors regarding the tax consequences of such withdrawals.

CONTINGENT DEFERRED SALES CHARGE, CLASS C

     A contingent deferred sales charge of 1% of the NAV of Class C shares will be imposed on redemptions of Class C shares of the Fund at the time of any redemption by a shareholder which reduces the current value of the shareholder's Class C account in the Fund to an amount which is lower than the amount of all payments by the shareholder for the purchase of Class C shares in the Fund during the preceding one year. However, no such charge will be imposed to the extent that the NAV of the Class C shares redeemed does not exceed (a) the current aggregate NAV of Class C shares of the Fund purchased more than one year prior to the redemption, plus (b) the current aggregate NAV of Class C shares of the Fund purchased through reinvestment of dividends, or distributions, plus (c) increases in the NAV of the investor's Class C shares of the Fund above the total amount of payments for the purchase of Class C shares of the Fund made during the preceding one year.

     Proceeds from the contingent deferred sales charge are paid to, and are used in whole or in part by, the Distributor to defray its expenses related to providing distribution related services to the Fund in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents. The combination of the contingent deferred sales charge and the distribution fee facilitates the ability of the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase.

REDEMPTIONS

     Shares may be redeemed directly from the Fund or through your registered representative. Shares redeemed will be valued at the NAV per share next determined after MSS receives the redemption request in "good order." "Good order" with respect to a redemption request generally means that for certificated shares, a stock power or certificate must be endorsed, and for uncertificated shares a letter must be signed, by the record owner(s) exactly as the shares are registered, and the signature(s) must be guaranteed by a Medallion Signature Guarantee. In cases where redemption is requested by a corporation, partnership, trust, fiduciary or any other person other than the record owner, written evidence of authority acceptable to MSS must be submitted before the redemption request will be accepted. The requirement for a signed letter may be waived on a redemption of $100,000 or less which is payable to the shareholder(s) of record and mailed to the address of record, or under such other circumstances as the Trust may allow. Send your written request to The MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401.

     Upon the redemption of shares the Fund will make payment in cash, except as described below, of the NAV of the shares next determined after such redemption request was received, less any applicable contingent deferred sales charge.

     In times when the volume of telephone redemptions is heavy, additional phone lines will be added by MSS. However, in times of very large economic or market changes, redemptions may be difficult to implement by telephone. When calling MSS to make a telephone redemption, shareholders should have available their account number and Social Security or Taxpayer I.D. numbers.

     The value of the shares redeemed from the Fund may be more or less than the shareholder's cost, depending on portfolio performance during the period the shareholder owned the shares.

SYSTEMATIC WITHDRAWAL PLAN

     MSS acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment and any contingent deferred sales charge, if applicable. See the Prospectus for more information.

DISTRIBUTIONS IN KIND

     The Trust has agreed to redeem shares of the Fund solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. The Trust reserves the right to pay other redemptions, either total or partial, by a distribution in kind of securities (instead of cash) from the Fund's portfolio. The securities distributed in such a distribution would be valued at the same value as that assigned to them in calculating the NAV of the shares being redeemed. If a shareholder receives a distribution in kind, he or she should expect to incur transaction costs when he or she converts the securities to cash.

SUSPENSION OF REDEMPTIONS

     The Trust may suspend the right of redemption of shares of the Fund and may postpone payment for any period: (1) during which the NYSE is closed other than customary weekend and holiday closings or during which trading on the NYSE is restricted; (2) when the SEC determines that a state of emergency exists which may make payment or transfer not reasonably practicable; (3) as the SEC may by order permit for the protection of the security holders of the Trust; or (4) at any other time when the Trust may, under applicable laws and regulations, suspend payment on the redemption or repurchase of its shares.

EXCHANGE PRIVILEGES

     Exchanges will be based upon the Fund's NAV per share next determined following receipt of a properly executed exchange request.

     Subject to the conditions and limitations described herein, shares of each Class of the Fund may be exchanged for shares of an identical class of a MainStay Fund (including series of The MainStay Funds, Eclipse Funds and Eclipse Funds, Inc.) registered for sale in the state of residence of the investor or where an exemption from registration is available and only with respect to Funds that are available for sale to new investors. All exchanges are subject to a minimum investment requirement and a minimum balance requirement. An exchange may be made by either writing to MSS at the following address: The MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401, or by calling MSS at 1-800-MAINSTAY (1-800-624-6782) (8:00 am to 6:00 pm eastern time).

     INVESTORS SHOULD READ THE PROSPECTUS CAREFULLY BEFORE THEY PLACE AN EXCHANGE REQUEST.

     In times when the volume of telephone exchanges is heavy, additional phone lines will be added by MSS. However, in times of very large economic or market changes, the telephone exchange privilege may be difficult to implement. When calling MSS to make a telephone exchange, shareholders should have available their account number and Social Security or Taxpayer I.D. numbers. Under the telephone exchange privilege, shares may only be exchanged among accounts with identical names, addresses and Social Security or Taxpayer I.D. numbers. Shares may be transferred among accounts with different names, addresses and Social Security or Taxpayer I.D. numbers only if the exchange request is in writing and is received in "good order." If the dealer permits, the dealer representative of record may initiate telephone exchanges on behalf of a shareholder, unless the shareholder notifies the Fund in writing not to permit such exchanges. There will be no exchanges during any period in which the right of exchange is suspended or date of payment is postponed because the NYSE is closed or trading on the NYSE is restricted or the SEC deems an emergency to exist.

     It is the policy of the Trust to discourage frequent trading by shareholders among the Funds in response to market fluctuations. Accordingly, in order to maintain a stable asset base in the Fund and to reduce administrative expenses borne by the Fund, except for systematic exchanges, exchanges processed via MainStay's automated system and as to certain accounts for which tracking data is not available, after five exchanges per calendar year a $10 fee will be imposed on each trade date on which a shareholder makes an exchange and additional exchange requests may be denied.

     For federal income tax purposes, an exchange is treated as a sale on which an investor may realize a gain or loss. See "Understand the Tax Consequences" for information concerning the federal income tax treatment of a disposition of shares.

     The exchange privilege may be modified or withdrawn at any time upon prior notice.

                          TAX-DEFERRED RETIREMENT PLANS

         CASH OR DEFERRED PROFIT SHARING PLANS UNDER SECTION 401(K) FOR
                   CORPORATIONS AND SELF-EMPLOYED INDIVIDUALS

     Shares of the Fund may also be purchased as an investment under a cash or deferred profit sharing plan intended to qualify under Section 401(k) of the Internal Revenue Code (a "401(k) Plan") adopted by a corporation, a self-employed individual (including sole proprietors and partnerships), or other organization. The Fund may be used as funding vehicles for qualified retirement plans including 401(k) plans, which may be administered by third-party administrator organizations. NYLIFE Distributors does not sponsor or administer such qualified plans at this time.

INDIVIDUAL RETIREMENT ACCOUNT ("IRA")

     Shares of the Fund may also be purchased as an underlying investment for an IRA made available by NYLIFE Distributors. Three types of IRAs are available -- a traditional IRA, the Roth IRA and the Coverdell Education Savings Account.

     TRADITIONAL IRAs. An individual may contribute as much as $3,000 of his or her earned income to a traditional IRA. A married individual filing a joint return may also contribute to a traditional IRA for a nonworking spouse. The maximum deduction allowed for a contribution to a spousal IRA is the lesser of
(1) $3,000, or (2) the sum of (i) the compensation includible in the working spouse's gross income plus (ii) any compensation includible in the gross income of the nonworking spouse, reduced by the amount of the deduction taken by the working spouse. The maximum deduction for an IRA contribution by a married couple is $6,000. The maximum deduction for an IRA contribution (including catch-up contributions discussed below) by an individual over 50 is $3,500 and by a married couple is $7,000.

     Eligible individuals age 50 and older may make additional contributions to their traditional IRAs in the form of catch-up contributions. The maximum limit for a catch-up contribution is $500 per taxable year for 2003 through 2005, and $1,000 for 2006 and beyond.

     An individual who has not attained age 70-1/2 may make a contribution to a traditional IRA which is deductible for federal income tax purposes. For the 2003 tax year, a contribution is deductible only if the individual (and his or her spouse, if applicable) has an adjusted gross income below a certain level ($60,000 for married individuals filing a joint return, with a phase-out of the deduction for adjusted gross income between $60,000 and $70,000; $40,000 for a single individual, with a phase-out for adjusted gross income between $40,000 and $50,000). These phase-out limits will gradually increase, eventually reaching $50,000 - $60,000 for single filers in 2005 and thereafter (and reaching $80,000 - $100,000 if married filing jointly in 2007 and thereafter). In addition, a married individual may make a deductible IRA contribution even though the individual's spouse is an active participant in a qualified employer's retirement plan, subject to a phase-out for adjusted gross income between $150,000 - $160,000 ($0 - $10,000 for non-participant spouses filing a separate return). However, an individual not permitted to make a deductible contribution to an IRA may nonetheless make nondeductible contributions up to the maximum contribution limit for that year. The deductibility of IRA contributions under state law varies from state to state.

     Distributions from IRAs (to the extent they are not treated as a tax-free return of nondeductible contributions) are taxable under federal income tax laws as ordinary income. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, all traditional IRAs are aggregated and treated as one IRA, all withdrawals are treated as one withdrawal, and then a proportionate amount of the withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable. Certain early withdrawals are subject to an additional penalty tax. However, there are exceptions for certain withdrawals, including: withdrawals up to a total of $10,000 for qualified first-time home buyer expenses or withdrawals used to pay "qualified higher education expenses" of the taxpayer or his or her spouse, child or grandchild. There are also special rules governing when IRA distributions must begin and the minimum amount of such distributions; failure to comply with these rules can result in the imposition of an excise tax.

     ROTH IRAs. Roth IRAs are a form of individual retirement account which feature nondeductible contributions that may be made even after the individual attains the age of 70-1/2. In certain cases, distributions from a Roth IRA may be tax free. The Roth IRA, like the traditional IRA, is subject to a $3,000 ($6,000 for a married couple, $3,500 for individuals over age 50, and $7,000 for a married couple over age 50) contribution limit (taking into account both Roth IRA and traditional IRA contributions). The maximum contribution that can be made is phased-out for taxpayers with adjusted gross income between $95,000 and $110,000 ($150,000 - $160,000 if married filing jointly). If the Roth IRA has been in effect for five years, and distributions are (1) made on or after the individual attains the age of 59-1/2; (2) made after the individual's death; (3) attributable to disability; or (4) used for "qualified first-time home buyer expenses," they are not taxable. If these requirements are not met, distributions are treated first as a return of contributions and then as taxable earnings. Taxable distributions may be subject to the same excise tax described above with respect to traditional IRAs. All Roth IRAs, like traditional IRAs, are treated as one IRA for this purpose. Unlike the traditional IRA, Roth IRAs are not subject to minimum distribution requirements during the account owner's lifetime. However, the amount in a Roth IRA is subject to required distribution rules after the death of the account owner.

     Eligible individuals age 50 and older may make additional contributions to their Roth IRAs in the form of catch-up contributions. The maximum limit for a catch-up contribution is $500 per taxable year for 2003 through 2005, and $1,000 for 2006 and beyond.

     COVERDELL EDUCATION SAVINGS ACCOUNTS. A taxpayer may make nondeductible contributions of up to $2,000 per year per beneficiary to a Coverdell Education Savings Account. Contributions cannot be made after the beneficiary becomes 18 years old unless the beneficiary qualifies as a special needs beneficiary. The maximum contribution is phased out for taxpayers with adjusted gross income between $95,000 and $110,000 ($190,000 - $220,000 if married filing jointly).
Earnings are tax-deferred until a distribution is made. If a distribution does not exceed the beneficiary's "qualified higher education expenses" for the year, no part of the distribution is taxable. If part of a distribution is taxable, a penalty tax will generally apply as well. Any balance remaining in a Coverdell Education Savings Account when the beneficiary becomes 30 years old must be distributed and any earnings will be taxable and subject to a penalty tax upon distribution.

     All income and capital gains deriving from IRA investments in the Fund are reinvested and compounded tax-deferred until distributed from the IRA. The combination of annual contributions to a traditional IRA, which may be deductible, and tax-deferred compounding can lead to substantial retirement savings. Similarly, the combination of tax free distributions from a Roth IRA or Coverdell Education Savings Account combined with tax-deferred compounded earnings on IRA investments can lead to substantial retirement and/or education savings.

403(B)(7) TAX SHELTERED ACCOUNT

     Shares of the Fund may also be purchased as the underlying investment for tax sheltered custodial accounts (403(b)(7) TSA plans) made available by NYLIFE Distributors. In general, employees of tax-exempt organizations described in
Section 501(c)(3) of the Internal Revenue Code (such as hospitals, churches, religious, scientific, or literary organizations and educational institutions) or a public school system are eligible to participate in a 403(b)(7) TSA plan.

GENERAL INFORMATION

     Shares of the Fund may also be a permitted investment under profit sharing, pension, and other retirement plans, IRAs, and tax-deferred annuities other than those offered by the Fund depending on the provisions of the relevant plan. Third-party administrative services, available for some corporate plans, may limit or delay the processing of transactions.

     The custodial agreements and forms provided by the Fund's custodians and transfer agent designate New York Life Trust Company as custodian for IRAs and 403(b)(7) TSA plans (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. Each plan provides that dividends and distributions will be reinvested automatically. For further details with respect to any plan, including fees charged by New York Life Trust Company, tax consequences and redemption information, see the specific documents for that plan.

     The federal tax laws applicable to retirement plans, IRAs and 403(b)(7) TSA plans are extremely complex and change from time to time. Therefore, an investor should consult with his or her own professional tax advisor before establishing any of the tax-deferred retirement plans described above.

CALCULATION OF PERFORMANCE QUOTATIONS

     From time to time the Fund may publish its yield and/or average annual total return in advertisements and communications to shareholders. The average annual total return of the Fund is determined for a particular period by calculating the actual dollar amount of the investment return on a $1,000 investment in the Fund made at the maximum public offering price at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount. Total return for a period of one year is equal to the actual return of the Fund during that period and reflects fee waivers and reimbursements in effect for each period. No performance information is provided for the Class A, B, C, I, R1 or R2 shares as those classes had not yet been offered as of the date of this SAI.

     In considering any average annual total return quotation, investors should remember that the maximum initial sales charge reflected in each quotation for Class A shares is a one-time fee which will have its greatest impact during the early stages of an investor's investment in the Fund. The actual performance of your investment will be affected less by this charge the longer you retain your investment in the Fund.

     Quotations of the Fund's average annual total return will be calculated according to the following SEC formulas:

     AVERAGE ANNUAL TOTAL RETURN. The "average annual total return" figure for the Fund shows the average percentage change in value of an investment in the Fund from the beginning date of the measuring period to the ending date of the measuring period. The figure reflects changes in the price of the Fund's shares and assumes that any income, dividends and/or capital gains distributions made by the Fund during the period are reinvested in shares of the Fund. Figures will be given for recent 1-, 5- and 10-year periods (when applicable), and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis). When considering "average" annual total return figures for periods longer than one year, investors should note that the Fund's annual total return for any one year in the period might have been greater or less than the average for the entire period. Quotations of average annual total return for the Fund are expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund or Class over certain periods calculated pursuant to the following formula:

     P(1+T)(n) = ERV

     Where:

     P = a hypothetical initial payment of $1,000.
     T = average annual total return.
     n = number of years.
     ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, and 10-year periods at the end of the 1-,5- and 10-year periods (or fractional portion).

     AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS). Quotations of average annual total return (after taxes on distributions) are expressed in terms of the average annual compounded rates of return over the 1-year, and, as applicable, 5-year and 10-year periods ended October 31, 2003, and the period from inception to October 31, 2003, that would equate the initial $1,000 investment according to the following formula:

     P(1+T)(n) = ATV(D)

     Where:

     P = a hypothetical initial payment of $1,000.
     T = average annual total return (after taxes on distributions).
     n = number of years.
     ATV(D) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

     AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION). Quotations of average annual total return (after taxes on distributions and redemption) are expressed in terms of the average annual compounded rates of return over the 1-year and, as applicable, 5-year and 10-year periods ended October 31, 2003, and the period from inception to October 31, 2003, that would equate the initial $1,000 investment according to the following formula:

     P(1+T)(n) = ATV(DR)

     Where:

     P = a hypothetical initial payment of $1,000.
     T = average annual total return (after taxes on distributions and redemption).
     n = number of years.
     ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

     The yield of the Fund is computed by dividing its net investment income (determined in accordance with the following SEC formula) earned during a recent 30-day period by the product of the average daily number of shares outstanding and entitled to receive dividends during the period and the maximum offering price per share on the last day of the period. The results are compounded on a bond equivalent (semiannual) basis and then they are annualized. Yield will be calculated using the following SEC formula:

     Yield = 2[((a-b)/cd + 1)(6) -1]

     Where:

     a = interest earned during the period.
     b = expenses accrued for the period (net of reimbursements).
     c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
     d = the maximum offering price per share on the last day of the period.

     This yield figure does not reflect the deduction of any contingent deferred sales charges which are imposed upon certain redemptions at the rates set forth under "Redemptions and Repurchases" in the Prospectus.

     The Fund may also include its current dividend rate in its Prospectus, in supplemental sales literature, or in communications to shareholders. The current dividend rate of the Fund for a particular period is calculated by annualizing total distributions per share from net investment income (including equalization credits, excluding realized short-term capital gains and premiums from writing options) during this period and dividing this amount by the maximum offering price per share on the last day of the period. The current dividend rate does not reflect all components of the Fund's performance including (i) realized and unrealized capital gains and losses, which are reflected in calculations of the Fund's total return, or (ii) the amortized discount and premium on debt obligations in income using the current market value of the obligations, as is currently required for yield calculations. In addition, the current dividend rate does not take into account the imposition of any contingent deferred sales charge on the redemption of Fund shares. Any performance figure which does not take into account the contingent deferred sales charge would be reduced to the extent such charge is imposed upon a redemption.

     Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's yield, current dividend rate, total return or tax-equivalent yield of any prior period should not be considered as a representation of what an investment may earn or what an investor's yield, current dividend rate, total return or tax-equivalent yield may be in any future period.

     Since the Fund had not yet commenced operations as of the date of this SAI, no performance information is available.

                                 TAX INFORMATION

     The discussion herein relating to certain federal income tax considerations is presented for general informational purposes only. Since the tax laws are complex and tax results can vary depending upon specific circumstances, investors should consult their own tax adviser regarding an investment in the Fund, including the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction. Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Funds including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty). The discussion is based upon provisions of the Code, the regulations promulgated thereunder, and judicial and administrative rulings, all of which are subject to change, which change may be retroactive.

     The Fund intends to qualify annually and elect to be treated as a regulated investment company ("RIC") under Subchapter M of the Code. If the Fund so qualifies and elects, it generally will not be subject to federal income tax on its investment company taxable income (which includes, among other items, dividends, interest, and the excess, if any, of net short term capital gains over net long-term capital losses) and its net capital gains (net long-term capital gains in excess of net short term capital losses) that it distributes to its shareholders.

     The Fund intends to distribute, at least annually, to its shareholders substantially all of its investment company taxable income and its net capital gains. In determining amounts of capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains.

     To qualify for treatment as a regulated investment company, the Fund generally must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, and other income (including gains from certain options, futures, and forward contracts) derived with respect to its business of investing in securities or foreign currencies; (b) diversify its holdings so that at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses; and (c) distribute in each taxable year at least 90% of the sum of its investment company taxable income and its net tax-exempt interest income. If the Fund does not meet all of these Code requirements, it will be taxed as an ordinary corporation and its distributions (to the extent of available earnings and profits) will be taxed to shareholders as ordinary income (except to the extent a shareholder is exempt from tax).

     The Treasury Department is authorized to issue regulations to provide that foreign currency gains that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect to securities) may be excluded from the income which qualifies for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

     The diversification requirements relating to the qualification of the Fund as regulated investment company may limit the extent to which the Fund will be able to engage in certain investment practices, including transactions in futures contracts and other types of derivative securities transactions. In addition, if the Fund were unable to dispose of portfolio securities due to settlement problems relating to foreign investments or due to the holding of illiquid securities, the Fund's ability to qualify as a regulated investment company might be affected.

     Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute for the calendar year an amount equal to the sum of (1) at least 98% of its ordinary taxable income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of such year, and (3) all ordinary taxable income and capital gain net income (adjusted for certain ordinary losses) for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November or December of that year to shareholders on a record date in such a month and paid by the Fund during January of the following calendar year. Such a distribution will be includable in the gross income of shareholders in the calendar year in which it is declared, rather than the calendar year in which it is received. To prevent application of the excise tax, the Funds intend to make distributions in accordance with the calendar year distribution requirement.

CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS -- GENERAL

     Distributions of investment company taxable income, including distributions of net short-term capital gains, are characterized as ordinary income. Distributions of the Fund's net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated by the Fund as capital gain dividends, will generally be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held the Fund's shares. All distributions are includable in the gross income of a shareholder whether reinvested in additional shares or received in cash. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share received equal to the net asset value of a share of the Fund on the reinvestment date. Shareholders will be notified annually as to the federal tax status of distributions.

     Under recently enacted tax legislation, the maximum individual tax rate on income from qualified dividends is 15%. The Fund that invest in stock will be able to designate a portion of its ordinary income distributions as qualified dividends to the extent that the Fund derives income from qualified dividends. A more than 60 day holding period requirement must be satisfied by both the Fund and the shareholder with respect to each qualified dividend in order to be eligible for the reduced tax rate.

     If a portion of the Fund's net investment income is derived from dividends from domestic corporations, then a portion of such distributions may also be eligible for the corporate dividends-received deduction. Capital gain distributions will not be eligible for the corporate dividends-received deduction. The dividends-received deduction is reduced to the extent shares of the Fund are treated as debt-financed under the Code and is generally eliminated unless such shares are deemed to have been held for more than 45 days during a specified period. In addition, the entire dividend (including the deducted portion) is includable in the corporate shareholder's alternative minimum taxable income.

     The Fund's distributions with respect to a given taxable year may exceed its current and accumulated earnings and profits available for distribution. In that event, distributions in excess of such earnings and profits would be characterized as a return of capital to shareholders for federal income tax purposes, thus reducing each shareholder's cost basis in his Fund shares. Distributions in excess of a shareholder's cost basis in his shares would be treated as a gain realized from a sale of such shares.

     Distributions by the Fund reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution, nevertheless, would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by the Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of their investment upon such distribution, which will nevertheless generally be taxable to them.

DISPOSITIONS OF FUND SHARES

     Upon redemption, sale or exchange of shares of the Fund, a shareholder will realize a taxable gain or loss, depending on whether the gross proceeds are more or less than the shareholder's tax basis for the shares. Such gain or loss generally will be a capital gain or loss if the shares of the Fund were capital assets in the hands of the shareholder, and generally will be taxable to shareholders as long-term capital gains if the shares had been held for more than one year. A loss realized by a shareholder on the redemption, sale or exchange of shares of the Fund with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less at the time of their disposition. Furthermore, a loss realized by a shareholder on the redemption, sale or exchange of shares of the Fund with respect to which exempt-interest dividends have been paid will, to the extent of such exempt-interest dividends, be disallowed if such shares have been held by the shareholder for six months or less at the time of their disposition. A loss realized on a redemption, sale or exchange also will be disallowed to the extent the shares disposed of are replaced (whether through reinvestment of distributions, or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Individual shareholders may generally deduct in any year only $3,000 of capital losses that are not offset by capital gains and any remaining losses may be carried over to future years. Corporations may generally deduct losses only to the extent of capital gains with certain carryovers for excess losses.

     Under certain circumstances, the sales charge incurred in acquiring shares of either Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of the Fund are exchanged within 90 days after the date they were purchased and new shares are acquired without a sales charge or at a reduced sales charge pursuant to a right acquired upon the initial purchase of shares. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares and will be reflected in their basis.

     If reverse stock splits are done, a share may have a split holding period reflecting the fact that part of the share represents a reinvested dividend or distribution.

DISCOUNT

     Certain of the bonds purchased by the Fund, such as zero coupon bonds, may be treated as bonds that were originally issued at a discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the difference between the price at which a security was issued (or the price at which it was deemed issued for federal income tax purposes) and its stated redemption price at maturity. Original issue discount is treated for federal income tax purposes as income earned by the Fund over the term of the bond, and therefore is subject to the distribution requirements of the Internal Revenue Code. The annual amount of income earned on such a bond by the Fund generally is determined on the basis of a constant yield to maturity which takes into account the semiannual compounding of accrued interest. Certain bonds purchased by the Funds may also provide for contingent interest and/or principal. In such a case, rules similar to those for original issue discount bonds would require the accrual of income based on an assumed yield that may exceed the actual interest payments on the bond.

     In addition, some of the bonds may be purchased by the Fund at a discount which exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any bond having market discount generally will be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond (unless the Fund elects to include market discount in income in tax years to which it is attributable). Realized accrued market discount on obligations that pay tax-exempt interest is nonetheless taxable. Generally, market discount accrues on a daily basis for each day the bond is held by the Fund at a constant rate over the time remaining to the bond's maturity. In the case of any debt security having a fixed maturity date of not more than one year from date of issue, the gain realized on disposition will be treated as short-term capital gain.

TAXATION OF OPTIONS, FUTURES AND SIMILAR INSTRUMENTS

     Many of the options, futures contracts and forward contracts entered into by the Fund will be classified as "Section 1256 contracts." Generally, gains or losses on Section 1256 contracts are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, certain Section 1256 contracts held by the Fund are "marked-to-market" at the times required pursuant to the Internal Revenue Code with the result that unrealized gains or losses are treated as though they were realized. The resulting gain or loss generally is treated as 60/40 gain or loss, except for foreign currency gain or loss on such contracts, which generally is ordinary in character.

     Distribution of Fund gains from hedging transactions will be taxable to shareholders. Generally, hedging transactions and certain other transactions in options, futures and forward contracts undertaken by the Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules rather than being taken into account in the taxable year in which such losses are realized.

     Furthermore, certain transactions (including options, futures contracts, notional principal contracts, short sales and short sales against the box) with respect to an "appreciated position" in certain financial instruments may be deemed a constructive sale of the appreciated position, requiring the immediate recognition of gain as if the appreciated position were sold. Because only a few regulations implementing the straddle rules have been promulgated, and regulations relating to constructive sales of appreciated positions have yet to be promulgated, the tax consequences of transactions in options, futures and forward contracts to the Fund are not entirely clear. The hedging transactions in which the Fund engages may increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to shareholders.

     The Fund may make one or more of the elections available under the Internal Revenue Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may accelerate the recognition of gains or losses from the affected straddle positions.

     Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the Fund that did not engage in such hedging transactions.

     The diversification requirements applicable to the Fund's status as a regulated investment company may limit the extent to which the Fund will be able to engage in transactions in options, futures contracts or forward contracts.

PASSIVE FOREIGN INVESTMENT COMPANIES

     The Fund may invest in shares of foreign corporations which may be classified under the Internal Revenue Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If the Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

     The Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, the Fund may elect to mark to market its PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

     Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, as well as subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the Fund that did not invest in PFIC shares.

FOREIGN CURRENCY GAINS AND LOSSES

     Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures, forward and other contracts, gain or loss attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Internal Revenue Code as "Section 988" gains or losses, may increase or decrease the amount of the Fund's net investment income to be distributed to its shareholders. If Section 988 losses exceed other investment company taxable income (which includes, among other items, dividends, interest and the excess, if any, of net short-term capital gains over net long-term capital losses) during the taxable year, the Fund would not be able to make any ordinary dividend distributions, and distributions made before the losses were realized would be recharacterized as a return of capital to shareholders or, in some cases, as capital gain, rather than as an ordinary dividend.

COMMODITY INVESTMENTS

     A regulated investment company is required under the Internal Revenue Code to derive at least 90% of its gross income from certain qualifying sources. Qualifying income includes, inter alia, interest, dividends, and gain from the sale of stock or securities, but it does not include gain from the sale of commodities such as gold and other precious metals.

TAX REPORTING REQUIREMENTS

     All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. Shareholders are also required to report tax-exempt interest. Dividends declared and payable to shareholders of record on a specified date in October, November or December, if any, will be deemed to have been received by shareholders on December 31 if paid during January of the following year. Redemptions of shares, including exchanges for shares of another MainStay Fund, may result in tax consequences (gain or loss) to the shareholder and generally are also subject to these reporting requirements. Each shareholder should consult his or her own tax advisor to determine the tax status of the Fund distribution and/or gains from redemptions in his or her own state and locality (or foreign country).

     Under the federal income tax law, the Fund will be required to report to the IRS all distributions of income (other than exempt-interest dividends) and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders.

     Each distribution is accompanied by a brief explanation of the form and character of the distribution. In January of each year, the Fund will issue to each shareholder a statement of the federal income tax status of all distributions.

     Under the backup withholding provisions of Section 3406 of the Internal Revenue Code, all such taxable distributions and proceeds from the redemption or exchange of the Fund's shares may be subject to withholding of federal income tax at the rate of 28% in the case of nonexempt shareholders who fail to furnish the Fund with their taxpayer identification number and with required certifications regarding their status under the federal income tax law or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect. In addition, both the Fund and the shareholder are potentially subject to a $50 penalty imposed by the IRS if a correct, certified taxpayer identification number is not furnished and used on required information returns.

     If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax and any amounts withheld are creditable against the shareholder's U.S. Federal tax liability. Investors may wish to consult their tax advisors about the applicability of the backup withholding provisions.

FOREIGN TAXES

     Investment income and gains received by the Fund from sources outside the United States may be subject to foreign taxes that were paid or withheld at the source. The payment of such taxes will reduce the amount of dividends and distributions paid to the Funds' stockholders. Since the percentage of the Fund's total assets which will be invested in foreign stocks and securities will not be more than 50%, any foreign tax credits or deductions associated with such foreign taxes will not be available for use by its shareholders. The effective rate of foreign taxes to which the Fund will be subject depends on the specific countries in which the Fund's assets will be invested and the extent of the assets invested in each such country and, therefore, cannot be determined in advance.

STATE AND LOCAL TAXES - GENERAL

     The state and local tax treatment of distributions received from the Fund and any special tax considerations associated with foreign investments of the Fund should be examined by shareholders with regard to their own tax situations.

                               GENERAL INFORMATION

     The foregoing discussion generally relates to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consult his or her tax advisor regarding the U.S. and non-U.S. tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 28% (or at a lower rate under an applicable U.S. income tax treaty) on amounts constituting ordinary income (including distributions of net investment income and net short-term capital gains) to him or her.

ORGANIZATION AND CAPITALIZATION

     The Fund is a separate series of the Trust, an open-end investment company established under the laws of The Commonwealth of Massachusetts by a Declaration of Trust dated January 9, 1986, as amended. The organizational expenses of the Fund will be amortized and deferred over a period not to exceed 60 months. The Declaration of Trust and By-laws authorize the Trustees to establish additional series or "Funds" as well as additional classes of shares.

VOTING RIGHTS

     Shares entitle their holders to one vote per share; however, separate votes will be taken by the Fund or class on matters affecting an individual Fund or a particular class of shares issued by the Fund. Shares have non-cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees and, in such event, the holders of the remaining shares voting for the election of Trustees will not be able to elect any person or persons as Trustees. Shares have no preemptive or subscriptions rights and are transferable.

SHAREHOLDER AND TRUSTEE LIABILITY

     Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for any loss suffered by a shareholder as a result of an obligation of the Fund. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is remote.

     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

REGISTRATION STATEMENT

     This SAI and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

     Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

SHARE OWNERSHIP OF THE FUNDS

     As of the date of this SAI, there were no outstanding shares of the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

     KPMG LLP, 1601 Market Street, Philadelphia, Pennsylvania 19103-2499, has been selected as the Trust's registered independent public accounting firm. KPMG LLP examines the financial statements of the Funds and provides other audit, tax, and related services as pre-approved by the Audit Committee.

TRANSFER AGENT

     NYLIM Service Company, LLC ("NYLIM SC"), an affiliate of the Manager, serves as the transfer agent and dividend disbursing agent for The MainStay Funds. NYLIM SC has its principal office and place of business at 169 Lackawanna Avenue, Parsippany, New Jersey 07054. Pursuant to its Amended and Restated Transfer Agency and Service Agreement dated August 1, 2002 with the Trust, NYLIM SC provides transfer agency services, such as the receipt of purchase and redemption orders, the receipt of dividend reinvestment instructions, the preparation and transmission of dividend payments and the maintenance of various records of accounts. The Trust pays NYLIM SC fees in the form of per account charges, as well as out-of-pocket expenses and advances incurred by NYLIM SC. NYLIM SC has entered into a Sub-Transfer Agency and Service Agreement with Boston Financial Data Services, Inc. ("BFDS") located at 66 Brooks Drive, Braintree, Massachusetts 02184-3839 and pays to BFDS per account, and transaction fees and out-of-pocket expenses for performing certain transfer agency and shareholder recordkeeping services.

CUSTODIANS

     The Bank of New York ("BONY") serves as custodian for the Fund. The Trust has also appointed BONY as its foreign custody manager with respect to certain securities held outside of the United States. BONY has its principal office at 100 Church Street, New York, New York 10286.

LEGAL COUNSEL

     Legal advice regarding certain matters relating to the Federal securities laws has been provided by Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006.

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS

                         MOODY'S INVESTORS SERVICE, INC.

     Corporate and Municipal Bond Ratings Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classified from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     Advance refunded issues that are secured by escrowed funds held in cash, held in trust, reinvested in direct noncallable United States government obligations or noncallable obligations unconditionally guaranteed by the U.S. government are identified with a hatchmark (#) symbol, i.e., #Aaa.

     Moody's assigns conditional ratings to bonds for which the security depends upon the completion of some act or the fulfillment of some condition. These are bonds secured by: (a) earnings of projects under construction; (b) earnings of projects unseasoned in operating experience; (c) rentals that begin when facilities are completed; or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition, e.g., Con.(Baa).

MUNICIPAL SHORT-TERM LOAN RATINGS

     MIG 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG 2/VMIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

     MIG 3/VMIG 3: This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     MIG 4/VMIG 4: This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

     SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

CORPORATE SHORT-TERM DEBT RATINGS

     Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year, unless explicitly noted.

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

     PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

                                STANDARD & POOR'S

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

INVESTMENT GRADE

     AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA: Debt rated AA differs from the highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A: Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB: Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

SPECULATIVE GRADE

     Debt rated BB, B, CCC, CC, and C is regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     BB: Debt rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B: Debt rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC: Debt rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC: An obligation rated CC is currently highly vulnerable to nonpayment.

     C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or a similar action has been taken, but debt service payments are continued.

     D: Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition, or the taking of similar action, if debt service payments are jeopardized.

     Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

SHORT-TERM RATING DEFINITIONS

     A-1: A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     B: A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     D: A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                         FITCH INVESTORS SERVICES, INC.

TAX-EXEMPT BONDS

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA: Bonds considered to be investment grade and of the highest grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong but may be more vulnerable to adverse economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category.

TAX-EXEMPT NOTES AND COMMERCIAL PAPER

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

     The short-term rating places greater emphasis than a long-term rating on the existences of liquidity necessary to meet the issuer's obligations in a timely manner.

     F-1+: Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1: Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than F-1+ issues.

     F-2: Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issue assigned F-1+ and F-1 ratings.

     F-3: Far credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes can cause these securities to be rated below investment grade.

                                   APPENDIX B

          SUMMARIES OF SUBADVISOR PROXY VOTING POLICIES AND PROCEDURES

          As discussed under "Proxy Voting Policies and Procedures," where the Manager has engaged the services of a Subadvisor to manage a portfolio of the Funds on a day-to-day basis, the Manager may delegate proxy voting responsibility to the Subadvisor. Below is a summary of the Subadvisor's proxy voting policies and procedures with respect to the Fund. This summary is not an exhaustive list of all the issues that may arise or of all matters addressed in the applicable proxy voting policies and procedures, and whether the Subadvisor supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information. This summary has either been provided by the Subadvisor or summarized by the Manager on behalf of the Subadvisor.

WINSLOW CAPITAL MANAGEMENT, INC. - GENERAL VOTING POLICY.

          Winslow Capital Management, Inc. ("WCM") is the Subadvisor to the MainStay Large Cap Growth Fund. Investor Responsibility Research Center ("IRRC") acts as WCM's proxy voting agent. IRRC offers guidance and advice on proxy voting, enabling WCM to make informed, considered decisions that reflect WCM's investment philosophies. IRRC does not advocate on any side of the issues it covers. WCM thoroughly reviews and analyzes all proposals before deciding how to vote the proxies. Generally, WCM will vote proxies in favor of management recommendations on proposals that involve standard, recurring matters. Issues that are not standard are reviewed and voted on a case-by-case basis by WCM.

          The discussion that follows sets forth the material terms of WCM's proxy voting procedures and policies.

          Proposals Relating to the Election of the Board of Directors. WCM believes that good governance starts with an independent board of directors.

     - WCM will generally vote proxies in favor of the election of directors that results in a board made up of a majority of independent directors.

     - WCM may withhold proxy votes for non-independent directors who serve on the audit, nominating or compensation committees of the board.

          Proposals Relating to Classified Boards. WCM generally votes proxies against a management proposal to adopt a classified board of directors and for a management proposal to repeal a classified board. WCM votes management proposals to amend a classified board on a case by case basis.

          Proposals Relating to Corporate Restructuring. WCM votes proxies regarding the following management proposals on a case by case basis:

     -    Approve a recapitalization;

     - Approve restructuring the company (including, a bankruptcy restructuring);

     -    Approve the liquidation of the company;

     -    Approve a leveraged buyout of the company;

     - Approve the spin off of certain operations or divisions of the company; or

     -    Approve the sale of assets.

     -    Approve the reincorporation of the company in a different state;

WCM generally votes against the reincorporation of the company in a different state if it would reduce shareholder rights.

          Proposals Relating to Cumulative Voting. WCM generally votes proxies for a management proposal to adopt cumulative voting. WCM generally votes proxies against a management proposal to eliminate cumulative voting.

          Proposals Relating to Dual Class Capitalizations. WCM generally votes proxies against a management proposal to authorize dual or multiple classes of common stock. WCM generally votes proxies regarding a management proposal to amend or eliminate authorized dual or multiple classes of common stock on a case by case basis.

          Proposals Relating to Equal Access. WCM generally votes proxies regarding shareholder proposals that would allow shareholders equal access to management's proxy material on a case by case basis.

          Proposals Relating to Golden Parachutes. In general, WCM will vote proxies regarding "golden parachute" plans on a case by case basis.

          Proposals Relating to Greenmail. WCM generally votes proxies in favor of proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

          Proposals Relating to Increases in Authorized Common Stock. WCM generally votes proxies regarding a management proposal to decrease the number of shares of common stock authorized for issuance on a case by case basis. WCM generally votes proxies in favor of a management proposal to amend the terms, preferences or rights of the company's common stock. WCM generally votes proxies against a management proposal to increase authorized common stock if dilution is more than 15% of current authorized shares.

          Proposals Relating to Mergers and Acquisitions. WCM considers mergers and acquisitions on a case-by-case basis.

          Proposals Relating to Shareholders' Rights. WCM views the exercise of shareholders' rights - including the right to act by written consent, to call special meetings and to remove directors - to be fundamental to corporate governance. WCM generally votes proxies in favor of proposals to lower barriers to shareholder action, and generally votes proxies against proposals that have the effect of reducing shareholders' rights (including, a management proposal to approve a non-technical amendment to its charter documents).

          Proposals Relating to Supermajority Voting. WCM generally votes proxies in favor of proposals to remove super-majority voting requirements for certain types of actions, including mergers. WCM generally votes proxies against proposals to impose super-majority requirements or proposals that would increase the vote required under existing super-majority voting requirements.

          Proposals Relating to Equity-Based Compensation Plans. WCM encourages the use of reasonably designed equity-based compensation plans that align the interests of corporate management with those of shareholders by providing officers and employees with an incentive to increase shareholder value. Conversely, WCM is opposed to plans that substantially dilute existing ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

     - WCM will generally vote proxies against a plan if the plan dilution is more than 15% of outstanding common stock or if the minimum equity overhang of all plans is more than 15% of outstanding common stock.

     - WCM generally votes proxies against plans that have any of the following structural features: the plan allows for the repricing of underwater options, the plan allows for non-qualified options to be priced at less than 100% of the fair market value on the grant date, the plan contains change-in-control provisions, the plan allows the administrator to accelerate the vesting of outstanding awards, the plan allows the administrator to grant reload options, the plan results in the company's equity overhang exceeding the 75th percentile of its peer group or if the plan allows the administrator to provide loans to exercise awards.

     - WCM generally votes proxies against the amendment of a stock option plan if the amendment extends the post-retirement exercise period, enhances existing change-in-control features, or adds such features, or increases the per employee limit for awards.

     - WCM generally votes proxies in favor of a management proposal to limit per-employee annual option awards.

     - WCM generally votes proxies in favor of a management proposal to extend the term of a stock option plan for employees.

     - WCM generally votes proxies against a director stock option plan if the plan dilution is more than 3% of outstanding common stock, if the minimum equity overhang of all plans is more than 15% of outstanding common stock, if the plan allows non-qualified options to be priced at less than 100% of the fair market value, if the plan authorizes 5 or more types of awards or if the plan allows for non-formula discretionary awards.

     - WCM generally votes proxies in favor of the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of the lower of the market price on the first or last day of the offering period.

          Proposals Relating to Approval of Independent Auditors. WCM believes that the relationship between the company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that comply with applicable laws and regulations and do not, in the aggregate, raise any appearance of impaired independence. WCM will vote proxies against the approval or ratification of auditors where non-audit fees make more than 50% of the total fees paid by the company to the audit firm.

         Shareholder Proposals. In voting on shareholder proposals, WCM will generally vote proxies in favor of the following types of proposals:

     -    Requiring shareholder ratification of the company's auditors.

     -    Requiring the company's auditors to attend the annual meeting.

     -    Limiting consulting by the company's auditors.

     -    Requiring the adoption of confidential voting.

     - Making directors liable for acts or omissions that constitute a breach of fiduciary care resulting from a director's gross negligence and/or recklessness or willful neglect.

     - Asking the board of directors to allow shareholders to vote on a shareholder rights plan (poison pill).

     - Forcing the company to opt out of a state takeover statutory provision.

     -    Requiring the company to expense stock options.

     In voting on shareholder proposals, WCM will generally vote proxies against the following types of proposals:

     -    Asking the board to include more women and minorities as directors.

     - Seeking to limit the period of time a director can serve by establishing a retirement or tenure policy.

     - Requiring minimum stock ownership by directors if more than 5000 shares

     -    Calling for the adoption of cumulative voting.

     -    Seeking the repeal of a classified board of directors.

     -    Seeking to repeal fair price provisions.

     -    Capping executive pay.

     - Seeking to link executive compensation to non-financial criteria, particularly social criteria.

     In voting on shareholder proposals, WCM will generally vote proxies regarding the following types of proposals on a case by case basis:

     -    Requiring the rotation of the company's auditors.

     -    Restoring preemptive rights.

     -    Eliminating the company's discretion to vote unmarked proxy ballots.

     - Asking that the chairman of the board of directors be chosen from among the ranks of the non-employee directors.

     - Asking the company to study sales, spin-offs or other strategic alternatives.

     -    Requiring a majority vote to elect directors.

          Social Issue Proposals. Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. WCM generally votes proxies against these types of proposals, although it may make exceptions in certain instances where it believes a proposal has substantial economic implications. For example, WCM will generally vote proxies in favor of the following types of proposals:

     - Asking the company to develop or report on human rights policies, depending on the country of concern.

     - Asking the company to review operations or limit or end operations in Burma.

     - Asking the company to report on its environmental impact or plans, unless management has already issued a written statement beyond the legal minimum.

     - Asking management to certify that the company's operations are free of forced labor.

          In voting on social issue proposals, WCM will generally vote proxies regarding the following types of proposals on a case by case basis:

     - Requiring the development of social, economic and ethical criteria that the company could use to determine the acceptability of military contracts.

     - Asking management to create a plan for converting the company's facilities that are dependent on defense contracts toward production for commercial markets.

     - Asking management to report on the company's contracts for the development of ballistic missile defense technologies or the company's foreign military sales.

     -    Asking management to end nuclear weapons production.

     - Requiring the company limit or end political spending or increase the disclosure of the company's political spending activities.

     - Asking management to report on or change tobacco product marketing or requiring the company to sever links with the tobacco industry.

     -    Requiring management to review or promote animal welfare.

     -    Requesting affirmation of political nonpartisanship.

     - Requiring the company to review its operations' impact on local groups.

          Miscellaneous Corporate Proposals. Generally, WCM will vote proxies in favor of management recommendations on the following types of proposals:

     -    Technical amendments to the company's charter documents.

     -    Approving financial statements.

     - Issuance of stock warrants, unless when exercised would exceed 15% of outstanding voting power.

     - Authorization of preferred stock, unless the board has unlimited rights to set the terms and conditions of the shares (known as blank check preferred stock).

     -    Share repurchase.

     -    Stock split.

     -    Redemption of a shareholder rights plan (poison pill).

     -    Adoption of fair price provisions.

     -    Opting out of state takeover law.

          Generally, WCM will vote proxies regarding management recommendations on the following types of proposals on a case by case basis:

     -    Creation or elimination of preemptive rights.

     -    Indemnification for directors and officers.

     - Ability of directors to fill vacancies on the board of directors without shareholder approval.

          Generally, WCM will vote proxies against management recommendations on the following types of proposals:

     -    Ratification or adoption of a shareholder rights plan (poison pill).

     -    Repeal of fair price provisions.

          Conflicts of Interest. If WCM determines that voting a particular proxy would create a conflict of interest between the interests of the Fund and its shareholders on the one hand and the interests of WCM, the Adviser or any affiliate of the Fund, WCM or the Adviser on the other hand, then WCM will vote with management on those issues on which brokerage firms are allowed to vote without customer approval under New York Stock Exchange rules, and, on other issues, WCM will follow the vote recommendation of IRRC.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

     INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

     JOINT ACCOUNTS: Both parties must sign; the names of the parties signing should conform exactly to the name shown in the registration on the proxy card.

     ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

     For example:

REGISTRATION                                          VALID SIGNATURE
------------                                          ---------------
CORPORATE ACCOUNTS
(1) ABC Corp ......................................   ABC Corp. John Doe, Treasurer
(2) ABC Corp ......................................   John Doe, Treasurer
(3) ABC Corp. c/o John Doe ........................   John Doe, Treasurer
(4) ABC Corp. Profit Sharing Plan .................   John Doe, Trustee

PARTNERSHIP ACCOUNTS
(1) The XYZ Partnership ...........................   Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership ..........   Jane B. Smith, General Partner

TRUST ACCOUNTS
(1) ABC Trust .....................................   Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78 ...........   Jane B. Doe, Trustee

CUSTODIAL OR ESTATE ACCOUNTS
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr.     John B. Smith, Custodian for John B. Smith Jr.,
   UGMA/UTMA.......................................   UGMA/UTMA
(2) Estate of John B. Smith .......................   John B. Smith, Jr., Executor Estate of
                                                      John B. Smith

                                   PROXY CARD

                             FMI MUTUAL FUNDS, INC.

         FOR SPECIAL MEETING OF SHAREHOLDERS OF FMI WINSLOW GROWTH FUND
                          TO BE HELD ON MARCH 28, 2005

The undersigned shareholder of FMI Winslow Growth Fund (the "Winslow Fund"), a series of FMI Mutual Funds, Inc. (the "Company"), hereby constitutes and appoints Ted D. Kellner and Donald S. Wilson, or any one of them, as proxy of the undersigned, with full power of substitution, to vote all shares of the Winslow Fund held in his or her name on the books of the Winslow Fund and which he or she is entitled to vote at the Special Meeting of Shareholders of the Winslow Fund, to be held at 100 East Wisconsin Avenue, Suite 2200, Milwaukee, WI 53202, on March 28, 2005, beginning at approximately 9:00 a.m. Central time, and at any adjournments or postponements of the Special Meeting with all the powers that the undersigned would possess if personally present, and designated on the reverse hereof.

The undersigned hereby revokes any prior proxy, and ratifies and confirms all that the proxies, or any one of them, may lawfully do. The undersigned acknowledges receipt of the Notice of the Special Meeting of Shareholders of the Winslow Fund and the Proxy Statement/Prospectus dated March 8, 2005.

The undersigned hereby instructs the said proxies to vote in accordance with the instructions provided below with respect to the Agreement and Plan of Reorganization providing for (a) the acquisition of the assets of the Winslow Fund by the MainStay Large Cap Growth Fund ("Large Cap Fund"), a series of The MainStay Funds, in exchange for shares of the Large Cap Fund and the assumption of all liabilities of the Winslow Fund by the Large Cap Fund; and (b) the subsequent liquidation of the Winslow Fund. The undersigned understands that if he or she does not provide an instruction, that the proxies will vote his or her shares in favor of the Reorganization. The proxies will also vote on any other matter that may arise at the Special Meeting according to their best judgment.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY, WHICH RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL.

Your proxy is important to assure a quorum at the Special Meeting of Shareholders of the Winslow Fund whether or not you plan to attend the Special Meeting in person. You may revoke this proxy at any time and the giving of it will not affect your right to attend the Special Meeting and vote in person.

Unless a contrary direction is indicated, the shares represented by this proxy will be voted FOR approval of the Proposal; if specific instructions are indicated, this proxy will be voted in accordance with such instructions.

PROPOSAL                                               FOR   AGAINST   ABSTAIN
--------                                               ---   -------   -------
To approve an Agreement and Plan of Reorganization     [ ]     [ ]       [ ]
providing for (i) the acquisition of the assets of
the Winslow Fund by the Large Cap Fund, a series of
The MainStay Funds, in exchange for shares of the
Large Cap Fund and the assumption of all liabilities
of the Winslow Fund by the Large Cap Fund; and (ii)
the subsequent liquidation of the Winslow Fund.

[ ]  Please check this box if you plan to attend the Special Meeting

PLEASE VOTE BY CHECKING THE APPROPRIATE BOX AS IN THIS EXAMPLE: [X]

Please mark, sign, date and return the Proxy Card promptly using the enclosed envelope.

Date:                   , 2005
      -----------------


-------------------------------------
Signature(s)


-------------------------------------
Signature(s)

                               THE MAINSTAY FUNDS

                                     PART C

                                OTHER INFORMATION

                            ITEM 15. INDEMNIFICATION

New York Life Insurance Company maintains Directors & Officers Liability insurance coverage. The policy covers the Directors, Officers, and Trustees of New York Life, its subsidiaries and certain affiliates, including The MainStay Funds. Subject to the policy's terms, conditions, deductible and retentions, Directors, Officers and Trustees are covered for claims made against them while acting in their capacities as such. The primary policy is issued by Zurich-American Insurance Company, and the excess policies are issued by various insurance companies. The issuing insurance companies may be changed from time to time and there is no assurance that any or all of the current coverage will be maintained by New York Life.

Article IV of Registrant's Declaration of Trust states as follows:

SECTION 4.3. MANDATORY INDEMNIFICATION.

(a)  Subject to the exceptions and limitations contained in paragraph (b) below:

     (i) every person who is, or has been, a Trustee or officer of the Trust shall be indemnified by the Trust, or by one or more Series thereof if the claim arises from his or her conduct with respect to only such Series to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

     (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)  No indemnification shall be provided hereunder to a Trustee or officer:

     (i) against any liability to the Trust or a Series thereof or the shareholders by reason of a final adjudication by a court or other body before which a proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

     (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or a Series thereof;

     (iii) in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b)(i) or (b)(ii) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

          (A) by the court or other body approving the settlement or other disposition; or

          (B) based upon a review of readily available facts (as opposed to a full trial-type inquiry) by (x) vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or (y) written opinion of independent legal counsel.

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.

(d) Expenses of preparation and presentation of a defense to any claim, action, suit, or proceedings of the character described in paragraph (a) of this
     Section 4.3 shall be advanced by the Trust or a Series thereof to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient, to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4.3, provided that either:

     (i) such undertaking is secured by surety bond or some other appropriate security provided by the recipient, or the Trust or a Series thereof shall be insured against losses arising out of any such advances; or

     (ii) a majority of the Non-interested Trustees acting on the matter (provided that a majority of the Disinterested Trustees acts on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4.3, a "Non-interested Trustee" is one who is not (i) an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 16. EXHIBITS

(1) Form of Declaration of Trust as Amended and Restated December 31, 1994 -- Previously filed as Exhibit a(4) to Post-Effective Amendment No. 53 to the Trust's Registration Statement.

(2) Amended and Restated By-Laws dated December 31, 1994 -- Previously filed as
Exhibit 2(b) to Post-Effective Amendment No. 32 to the Trust's Registration Statement

(3) Not Applicable.

(4) Form of Agreement and Plan of Reorganization -- Filed herewith as Exhibit A to the Proxy Statement/Prospectus

(5) See the Declaration of Trust, as amended and supplemented from time to time (Exhibit 1, above), and the Amended and Restated By-Laws dated December 31, 1994 (Exhibit 2, above).

(6) (a) Amended and Restated Management Agreement between The MainStay Funds and New York Life Investment Management LLC -- Previously filed as Exhibit (d)(1) to Post-Effective Amendment No. 69 to the Trust's Registration Statement

     (b) Sub-Advisory Agreement between New York Life Investment Management LLC and Winslow Capital Management Inc. -- Previously filed as Exhibit (d)(2)(h) to Post-Effective Amendment No. 69 to the Trust's Registration Statement

(7) (a) Amended and Restated Master Distribution Agreement between the MainStay Funds and NYLIFE Distributors Inc. -- Previously filed as Exhibit (e)(1) to Post-Effective Amendment No. 62 to the Trust's Registration Statement

     (b) Form of Soliciting Dealer Agreement -- Previously filed as Exhibit e(2)(a) to Post-Effective Amendment No. 53 to the Trust's Registration Statement

(8) Not Applicable.

(9) Custodian Contract with The Bank of New York -- Previously filed as Exhibit 8(a) to Post-Effective Amendment No. 7 to the Trust's Registration Statement.

(10) (a) Amended and Restated Plan of Distribution pursuant to Rule 12b-1 (Class A shares) -- Previously filed as Exhibit (m)(1) to Post-Effective Amendment No. 62 to the Trust's Registration Statement.

(11) Opinion and consent of Dechert LLP regarding legality of issuance of shares and other matters. (previously filed as Exhibit 11 to Pre-Effective Amendment No. 1 to the Form N-14 filed on March 2, 2005).

(12) Form of opinion of Dechert LLP regarding tax matters. (previously filed as Exhibit 12 to the Form N-14 filed on January 13, 2005).

(13) Not Applicable.

(14) (a) Consent of Registered Public Accounting Firm (filed herewith).

     (b) Consent of Registered Public Accounting Firm (previously filed as
Exhibit 14(b) to Pre-Effective Amendment No. 1 to the Form N-14 filed on March 2, 2005).

(15) Not Applicable.

(16) Powers of Attorney - Previously filed with Post-Effective Amendments Nos. 55, 56 and 75 to the Trust's Registration Statement.

ITEM 17. UNDERTAKINGS.

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file in a Post-Effective Amendment to this Registration Statement a final tax opinion upon the closing of the transaction.

                                   SIGNATURES

     As required by the Securities Act of 1933, as amended, this Registration Statement has been signed on behalf of Registrant in the City of New York and the State of New York on the 8th day of March, 2005.

                                        THE MAINSTAY FUNDS


                                        By: /s/ Gary E. Wendlandt
                                            ------------------------------------
                                        Gary E. Wendlandt*
                                        Chairman

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on 4th day of March, 2005.

              SIGNATURE                                   TITLE
              ---------                                   -----


/s/ GARY E. WENDLANDT                   President, Chairman and Trustee
-------------------------------------
GARY E. WENDLANDT*


/s/ PATRICK J. FARRELL                  Vice President, Treasurer and Chief
-------------------------------------      Financial and Accounting Officer
PATRICK J. FARRELL


/s/ EDWARD J. HOGAN*                    Trustee
-------------------------------------
EDWARD J. HOGAN


/s/ CHARLYNN GOINS **                   Trustee
-------------------------------------
CHARLYNN GOINS


/s/ TERRY L. LIERMAN *                  Trustee
-------------------------------------
TERRY L. LIERMAN


/s/ JOHN B. McGUCKIAN*                  Trustee
-------------------------------------
JOHN B. McGUCKIAN


/s/ DONALD E. NICKELSON*                Trustee
-------------------------------------
DONALD E. NICKELSON


*By: /s/ MARGUERITE E. H. MORRISON
     --------------------------------
         MARGUERITE E. H. MORRISON
         As Attorney-in-Fact*




* Pursuant to Powers of Attorney filed with Post-Effective Amendment No. 75 to the Trust's Registration Statement

                                INDEX OF EXHIBITS


(14)(a) Consent of Registered Public Accounting Firm